UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp. Customer Service Representatives are available 8:00 a.m. until 6:00 p.m. (Central Time) Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-888-702-2307) for a prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2012 for the State Farm Variable Product Trust (“the Trust”). We encourage your review and consideration of this entire report.

Market Review

During 2012, the financial markets experienced significant challenges and price volatility. Nonetheless, the major U.S. and international equity markets and U.S. fixed income markets generated positive total returns.

During this time period, the market environment was influenced by many positive factors in the U.S., including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month in an effort to stimulate the economy (a policy known as “quantitative easing”).

However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Major Market Indices	1-year Total Return as of 12/31/2012
S&P 500 Index	16.00%
Russell MidCap Index	17.28%
Russell 2000 Index	16.35%
MSCI EAFE Free Index	17.32%
MSCI All Country World Index ex-U.S. Index	16.83%
MSCI Emerging Markets Index	18.22%
Barclays Government/Credit Intermediate Index	3.89%

For the year ended December 31, 2012, large cap stocks (as represented by the S&P 500® Index1) posted total returns of 16.00%, while mid-cap stocks (as represented by the Russell Midcap® Index2) and small cap stocks (as represented by the Russell 2000 ® Index3) posted total returns of 17.28% and 16.35%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted positive total returns of 17.32% and 16.83%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Belgium and Denmark were among the strongest performing markets, rising 39.55% and 31.27%,

1

Source: Standard and Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

2

Source: Bloomberg. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

3

Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 22.9%, increased 15.25% in U.S. dollar terms. Stock market performance in emerging market countries was also positive during the period with the MSCI Emerging Markets Index posting a total return of 18.22% in U.S. dollar terms4.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2012. The yield on 10-year U.S. Treasuries declined from 1.89% on January 1, 2012, to 1.78% on December 31, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields increasing from 0.02% on January 1, 2012, to 0.05% on December 31, 20125. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries. Among major fixed income indices, the Barclays Government/Credit Intermediate Index provided a total return of 3.89% for the year ended December 31, 20126.

While changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix7. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr. Senior Vice President
State Farm Investment Management Corp.

4

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2012, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

6	The Barclays U.S. Government/Credit Intermediate Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. It is not possible to invest directly in an index. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

7	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

The 12-month total return for the S&P 500 Index was 16.00% for the period ended December 31, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.5%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 15.26%, which underperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 17.51%1.

1

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, the Large Cap Equity Fund had a total return of 16.63% compared to a 16.00% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2012, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 17.92% and 16.87%, respectively, compared to a 16.00% return for the S&P 500 Index over the same time period.

There were 134 equity holdings in the Fund totaling approximately $41.6 million in assets at the end of the reporting period compared to 133 holdings and approximately $35.6 million in assets one year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.58% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Apple Inc.	Information Technology	3.5%
Sherwin-Williams Co., The	Materials	2.2%
Marathon Petroleum Corp.	Energy	1.2%
Ross Stores Inc.	Consumer Discretionary	0.8%
Comcast Corp.	Consumer Discretionary	1.3%

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Tempur-Pedic International Inc.	Consumer Discretionary	0.4%
Kirby Corp.*	Industrials	sold
Herbalife Ltd.	Consumer Staples	0.5%
Cliffs Natural Resources Inc.	Materials	0.6%
Chipotle Mexican Grill Inc.	Consumer Discretionary	0.7%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period with the exception of International Business Machines Corp. and Google Inc., which each posted single-digit gains, and tw telecom inc., which posted a gain of less than 1% during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Apple Inc.	Information Technology	3.5%
Regeneron Pharmaceuticals Inc.	Health Care	2.3%
Sherwin-Williams Co., The	Materials	2.2%
Amgen Inc.	Health Care	2.1%
tw telecom inc.	Telecommunication Services	1.9%
MasterCard Inc.	Information Technology	1.8%
International Business Machines Corp.	Information Technology	1.7%
Alliance Data Systems Corp.	Information Technology	1.6%
Accenture PLC	Information Technology	1.5%
Google Inc.	Information Technology	1.5%

Westwood Management Corp. (49.42% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings, with Bank of America Corp. posting a triple-digit gain and the remaining four holdings each posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2012
Bank of America Corp.	Financials	2.3%
Comcast Corp.	Consumer Discretionary	2.0%
JPMorgan Chase & Co.	Financials	2.0%
Covidien PLC	Health Care	2.2%
General Motors Co.	Consumer Discretionary	2.3%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with Consol Energy Inc. posting a single-digit loss and the remaining four holdings each posting double-digit losses during the period.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2012
Consol Energy Inc.*	Energy	sold
Occidental Petroleum Corp.	Energy	2.8%
Walgreen Co.*	Consumer Staples	sold
Intel Corp.	Information Technology	1.9%
Dell Inc.*	Information Technology	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Fund, all posted gains during the period with the exception of Occidental Petroleum Corp, which posted a double-digit loss. Among the nine holdings that posted gains, Bank of America Corp. posted a triple-digit gain while Microsoft Corp. posted a single-digit gain and Cisco Systems Inc. posted a gain of less than 1%. The remaining six holdings posted double-digit gains during the period.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2012
Johnson & Johnson	Health Care	3.0%
Cisco Systems Inc.	Information Technology	3.0%
Microsoft Corp.	Information Technology	3.0%
Occidental Petroleum Corp.	Energy	2.8%
Wells Fargo & Co.	Financials	2.4%
Bank of America Corp.	Financials	2.3%
General Motors Co.	Consumer Discretionary	2.3%
Aflac Inc.	Financials	2.2%
Honeywell International Inc.	Industrials	2.2%
Covidien PLC	Health Care	2.2%

Financial highlights for this Fund can be found on page 103.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier

Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index. Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks.

Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

For the year ended December 31, 2012, the Index posted a total return of 17.88%. Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of 16.13%, which underperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of 19.21%1.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, the Small/Mid Cap Equity Fund had a total return of 17.77% compared to a 17.88% return for the Russell 2500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2012, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 22.55% and 15.22%, respectively, compared to a 17.88% return for the Index over the same time period.

There were 223 equity and registered investment company holdings in the Fund totaling approximately $45.5 million in assets at the end of the reporting period compared to 215 holdings and approximately $38.8 million in assets one-year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.90% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with American Vanguard Corp., Hovnanian Enterprises Inc., and Cost Plus Inc. each posting triple-digit gains and Dillard’s Inc. and Western Refining Inc. each posting double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012

American Vanguard Corp.	Materials	2.1%
Cost Plus Inc.*	Consumer Discretionary	sold
Hovnanian Enterprises Inc.	Consumer Discretionary	2.2%
Dillard’s Inc.	Consumer Discretionary	0.8%
Western Refining Inc.	Energy	1.4%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit losses before being sold from Bridgeway’s portion of the Fund during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012

Arkansas Best Corp.*	Industrials	sold
Quality Distribution Inc.*	Industrials	sold
Dycom Industries Inc.*	Industrials	sold
Multi-Color Corp.*	Industrials	sold
BLYTH Inc.*	Consumer Discretionary	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period with the exception of Hovnanian Enterprises Inc. and American Vanguard Corp., which each posted triple-digit gains during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012

Hovnanian Enterprises Inc.	Consumer Discretionary	2.2%
American Vanguard Corp.	Materials	2.1%
Conn’s Inc.	Consumer Discretionary	1.6%
M/I Homes Inc.	Consumer Discretionary	1.5%
Sinclair Broadcast Group Inc.	Consumer Discretionary	1.4%
Western Refining Inc.	Energy	1.4%
GenCorp Inc.	Industrials	1.3%
Penske Automotive Group Inc.	Consumer Discretionary	1.3%
US Airways Group Inc.	Industrials	1.3%
Ryland Group Inc., The	Consumer Discretionary	1.2%

Rainier Investment Management, Inc. (49.10% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

Among the largest contributors to Rainier’s performance during the year were the following five holdings, with each posting double-digit gains during the period with the exception of United Rentals Inc., which posted a single-digit gain.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2012

SBA Communications Corp.	Telecommunication Services	1.6%
lululemon athletica inc.*	Consumer Discretionary	sold
United Rentals Inc.	Industrials	2.6%
FleetCor Technologies Inc.	Information Technology	1.3%
Catamaran Corp.	Health Care	0.5%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the largest detractors to Rainier’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2012

Superior Energy Services Inc.*	Energy	sold
Joy Global Inc.*	Industrials	sold
VeriFone Systems Inc.*	Information Technology	sold
MGM Resorts International*	Consumer Discretionary	sold
Shire PLC ADR	Health Care	0.7%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, all posted double-digit gains during the period with the exception of Noble Energy Inc., Ocwen Financial Corp. and United Rentals Inc., which posted a double-digit loss, a single-digit loss and a single-digit gain, respectively, during the year.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2012

United Rentals Inc.	Industrials	2.6%
Cameron International Corp.	Energy	2.1%
SBA Communications Corp.	Telecommunication Services	1.6%
Raymond James Financial Inc.	Financials	1.5%
Trimble Navigation Ltd.	Information Technology	1.5%
Intuit Inc.	Information Technology	1.5%
Ecolab Inc.	Materials	1.4%
B/E Aerospace Inc.	Industrials	1.4%
Ocwen Financial Corp.	Financials	1.4%
Noble Energy Inc.	Energy	1.4%

Financial highlights for this Fund can be found on page 104.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, Inc. (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2012, the Fund had 10.54% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 16.83% for the reporting period, outperforming U.S. equity markets. Despite several challenging factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India, an improvement in equity valuations helped to push the returns of overseas markets above the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

From an individual country perspective, developed European markets like Belgium and Denmark were among the strongest performing markets, increasing 39.55% and 31.27%, respectively, in U.S. dollar terms. Meanwhile, Israel was the only developed market in the Index to experience a loss for the year, declining –4.68% in U.S. dollar terms. Stock market performance in emerging market countries was stronger than the major developed markets during the period with the MSCI Emerging Markets Index posting a total return of 18.22% in U.S. dollar terms. Emerging market countries such as India, China, and Brazil, improved 25.97%, 22.75%, and 0.05%, respectively, in U.S. dollar terms during the period.

Provide an illustration of the Fund’s investments.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2012, the International Equity Fund had a total return of 19.19% compared to a 16.83% total return for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000

investment for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2012, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2012, Marsico and Northern Cross each individually generated double-digit total returns, with Northern Cross’ portion of the Fund outperforming Marsico’s portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (50.68% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Performance of Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2012
LyondellBasell Industries NV Class A	Materials	2.9%
Anheuser-Busch InBev NV	Consumer Staples	2.4%
Bayerische Motoren Werke (BMW) AG	Consumer Discretionary	2.5%
Samsung Electronics Co. Ltd.	Information Technology	2.6%
Industria de Diseno Textil SA*	Consumer Discretionary	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the largest detractors to Marsico’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Performance of Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2012
China Unicom (Hong Kong) Ltd.	Telecommunications Services	1.3%
Rakuten Inc.	Consumers Discretionary	2.0%
Canon Inc.	Information Technology	1.6%
Weir Group PLC*	Industrials	sold
Arcos Dorados Holdings Inc. Class A*	Consumer Discretionary	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, all posted double-digit gains during the period except Baidu Inc. Sponsored ADR, which posted a double-digit decline and Check Point Software Technologies Ltd., which posted a single-digit decline during the year.

Performance of Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2012
LyondellBasell Industries NV Class A	Materials	2.9%
Standard Chartered PLC	Financials	2.8%
Baidu Inc. Sponsored ADR	Information Technology	2.7%
Samsung Electronics Co. Ltd.	Information Technology	2.6%
AIA Group Ltd.	Financials	2.5%
Bayerische Motoren Werke (BMW) AG	Consumer Discretionary	2.5%
Roche Holding AG	Health Care	2.5%
Nestle SA Reg.	Consumer Staples	2.5%
British Sky Broadcasting Group PLC	Consumer Discretionary	2.5%
Check Point Software Technologies Ltd.	Information Technology	2.4%

Northern Cross, LLC (49.32% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit gains during the period.

Performance of Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2012
Novo Nordisk A/S Class B	Health Care	3.1%
SAP AG	Information Technology	2.2%
Diageo PLC	Consumer Staples	2.8%
Compagnie Financiere Richemont SA CI A	Consumer Discretionary	2.0%
Atlas Copco AB Class A	Industrials	2.8%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with all posting double-digit losses during the period.

Performance of Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2012
BG Group PLC	Energy	1.5%
Genting Berhad	Consumer Discretionary	1.5%
Anglo American PLC	Materials	1.5%
Rio Tinto PLC*	Materials	sold
Suzano Papel e Celulose SA Preferred A*	Materials	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Northern Cross’ portion of the Fund, all posted double-digit gains during the period.

Performance of Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2012
Novo Nordisk A/S Class B	Health Care	3.1%
Fanuc Corp.	Industrials	2.9%
Atlas Copco AB Class A	Industrials	2.8%
Diageo PLC	Consumer Staples	2.8%
British American Tobacco PLC	Consumer Staples	2.7%
Nestle SA Reg.	Consumer Staples	2.6%
Linde AG	Materials	2.4%
AXA SA	Financials	2.4%
Anheuser-Busch InBev NV	Consumer Staples	2.3%
Roche Holding AG	Health Care	2.3%

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The 12-month total return for the S&P 500 Index was 16.00% for the period ended December 31, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.5%.

1

“Standard & Poor’s® ,” “S&P® ,” “S&P 500® ,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund nor the Stock and Bond Balanced Fund (which invests in the Large Cap Equity Index Fund) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, the Large Cap Equity Index Fund had a total return of 15.72% compared to a 16.00% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2012, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 16.00%. Nine of the Index’s sectors posted gains for the year while just one of the Index’s sectors posted a loss for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2012	2012 Gain/Loss
Information Technology	19.0%	13%
Financials	15.6%	26%
Health Care	12.0%	15%
Consumer Discretionary	11.5%	22%
Energy	11.0%	2%
Consumer Staples	10.6%	8%
Industrials	10.1%	12%
Materials	3.6%	12%
Utilities	3.4%	-3%
Telecommunication Services	3.1%	13%

The Fund’s top ten holdings largely had a positive year, with four holdings (Apple Inc., General Electric Co., Johnson & Johnson and AT&T Inc.) posting double-digit gains, one holding (Microsoft Corp.) posting a gain of less than 1%, and the remaining five holdings posted single-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2012
Apple Inc.	Information Technology	3.9%
Exxon Mobil Corp.	Energy	3.1%
General Electric Co.	Industrials	1.7%
Chevron Corp.	Energy	1.7%
International Business Machines Corp.	Information Technology	1.6%
Microsoft Corp.	Information Technology	1.6%
Johnson & Johnson	Health Care	1.5%
AT&T Inc.	Telecommunication Services	1.5%
Google Inc.	Information Technology	1.5%
Procter & Gamble Co., The	Consumer Staples	1.5%

Financial highlights for this Fund can be found on page 106.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes were positive during 2012 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 16.35%. Similarly, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 16.42% for the year.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

1

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, the State Farm Small Cap Equity Index Fund had a total return of 15.90% compared to a 16.35% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2012, before fees and expenses that are not found within the Index.

Within the Index, nine of the ten industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2012	2012 Gain/Loss

Financials	22.57%	22%
Information Technology	16.60%	10%
Industrials	15.70%	18%
Consumer Discretionary	14.12%	24%
Health Care	12.09%	17%
Energy	6.05%	-3%
Materials	5.29%	24%
Consumer Staples	3.51%	11%
Utilities	3.36%	5%
Telecommunication Services	0.71%	16%

The Fund’s top ten holdings had a positive year, with two holdings (Ocwen Financial Corp. and Pharmacyclics Inc.) posting triple-digit gains and the remaining eight holdings posting double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2012

Ocwen Financial Corp.	Financials	0.3%
Genesee & Wyoming Inc.	Industrials	0.3%
Two Harbors Investment Corp.	Financials	0.3%
Pharmacyclics Inc.	Health Care	0.3%
Starwood Property Trust Inc.	Financials	0.3%
CommVault System Inc.	Information Technology	0.3%
Alaska Air Group Inc.	Industrials	0.2%
Dril-Quip Inc.	Energy	0.2%
Warnaco Group Inc., The	Consumer Discretionary	0.2%
WEX Inc.	Information Technology	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 22, 2012. For the Index, the one-time 2012 reconstitution resulted in 220 companies being added to the Index while 163 companies were removed from the Index, a turnover of 11.50%.

Financial highlights for this Fund can be found on page 107.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 17.32% for the reporting period, outperforming U.S. equity markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

From an individual country perspective, developed European markets like Belgium and Denmark were among the strongest performing markets, gaining 39.6% and 31.3%, respectively, in U.S. dollar terms. Meanwhile, markets like Spain and Portugal were among the weakest performing markets during the year, gaining 3.0% and 3.5%, respectively, in U.S. dollar terms. Israel was the overall weakest developed market during the year, declining –4.7% in U.S. dollar terms.

1

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 12 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, the International Equity Index Fund had a total return of 18.00% compared to a 17.32% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2012, before fees and expenses that are not found within the Index.

Within the Index, eight out of ten industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2012	2012 Gain/Loss

Financials	24.72%	11%
Industrials	12.58%	8%
Consumer Staples	11.61%	3%
Consumer Discretionary	10.70%	12%
Materials	9.82%	9%
Health Care	9.79%	2%
Energy	7.69%	-1%
Telecommunication Services	4.89%	-5%
Informational Technology	4.34%	10%
Utilities	3.86%	2%

Of the top ten countries in the Index, all posted gains in 2012 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2012	2012 Gain

United Kingdom	22.9%	15.3%
Japan	19.6%	8.2%
France	9.5%	21.3%
Switzerland	8.9%	20.4%
Australia	8.8%	22.1%
Germany	8.7%	30.9%
Hong Kong	3.2%	28.3%
Sweden	3.2%	22.0%
Spain	2.9%	3.0%
Netherlands	2.5%	20.6%

Among the Fund’s ten largest holdings as of December 31, 2012, performance was largely positive for the reporting period. Seven of the ten holdings posted positive returns, all of which were double-digit gains. Two holdings (Royal Dutch Shell PLC and Vodafone Group PLC) posted negative results and one holding (BP PLC) posted a 0% return for the period.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2012

Nestle SA Reg.	Consumer Staples	1.9%
HSBC Holdings PLC	Financials	1.8%
Novartis AG	Health Care	1.3%
Roche Holding AG	Health Care	1.3%
BP PLC	Energy	1.2%
Toyota Motor Corp.	Consumer Discretionary	1.2%
Royal Dutch Shell PLC	Energy	1.2%
BHP Billiton PLC	Energy	1.1%
Vodafone Group PLC	Telecommunication Services	1.1%
Sanofi	Health Care	1.0%

Financial highlights for this Fund can be found on page 108.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The 12-month total return for the S&P 500 Index was 16.00% for the period ended December 31, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.5%.

Within the bond markets, intermediate U.S. Treasuries posted low single-digit gains during the 12-month period ended December 31, 2012. The yield on 5-year U.S. Treasuries declined from 0.89% on January 1, 2012, to 0.72% on December 31, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields increasing from 0.02% on January 1, 2012, to 0.05% on December 31, 2012. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries.

Overall, for the year ended December 31, 2012, intermediate corporate bonds outperformed intermediate U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Government/Credit Intermediate Index (the “Index”) was 8.84% compared to a total return of 1.71% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, financial institution bonds had a total return of 13.02% for the year, while utility bonds and industrial bonds generated total returns of 7.02% and 6.28%, respectively, for the year.

From a credit quality standpoint, lower credit quality bonds in the Index generally outperformed relative to higher credit quality bonds in the Index during the year. Among intermediate credit-oriented bonds within the Index, Baa-rated securities were the best performing credit sector within the Index, generating a total return of 11.32% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of 3.53%, 6.55%, and 9.79%, respectively, for the year1.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

1	Source: Barclays Live®

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, the Stock and Bond Balanced Fund had a total return of 10.77%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was 11.16% for the 1-year period ended December 31, 2012. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.
**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Government/Credit Intermediate Index. The S&P 500 Index, the Barclays Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds - the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2012, the Large Cap Equity Index Fund and the Bond Fund returned 15.72% and 3.45% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2012, before fees and expenses that are not found within the S&P 500 Index. The S&P 500 Index finished the year with a total return of 16.00%. Nine of the S&P 500 Index’s sectors posted gains for the year while just one of the S&P 500 Index’s sectors posted a loss for the year.

Index Sector Performance

Sector	Index Weighting as of December 31, 2012	2012 Gain/Loss
Information Technology	19.0%	13%
Financials	15.6%	26%
Health Care	12.0%	15%
Consumer Discretionary	11.5%	22%
Energy	11.0%	2%
Consumer Staples	10.6%	8%
Industrials	10.1%	12%
Materials	3.6%	12%
Utilities	3.4%	-3%
Telecommunication Services	3.1%	13%

The Large Cap Equity Index Fund’s top ten holdings largely had a positive year, with 4 holdings posting double-digit gains and 5 holdings posting single-digit gains.

Top 10 Holdings

Security	Sector	% of the Large Cap Equity Index Fund Net Assets as of 12/31/2012
Apple Inc.	Information Technology	3.9%
Exxon Mobil Corp.	Energy	3.1%
General Electric Co.	Industrials	1.7%
Chevron Corp.	Energy	1.7%
International Business Machines Corp.	Information Technology	1.6%
Microsoft Corp.	Information Technology	1.6%
Johnson & Johnson	Health Care	1.5%
AT&T Inc.	Telecommunication Services	1.5%
Google Inc.	Information Technology	1.5%
Procter & Gamble Co., The	Consumer Staples	1.5%

Fixed Income portion of the Fund (approximately 40% throughout the period)

As an asset class, corporate bonds in the Bond Fund outperformed U.S. Treasuries in the Bond Fund. On an absolute return basis, the greatest contribution to Bond Fund performance during the year came from the Bond Fund’s allocation to corporate bonds, which posted positive mid-single digit total returns during the year. The Bond Fund’s holdings of U.S. Treasuries posted a low-single digit total return during the year.

When comparing the Bond Fund’s total return to the Barclays Government/Credit Intermediate Index, the Bond Fund’s higher weighting in corporate bonds relative to the Barclays Government/Credit Intermediate Index helped relative performance. Nonetheless, the Bond Fund’s under-performance in corporate bonds relative to the corporate bond performance within the Barclays Government/Credit Intermediate Index hindered the relative performance of the Bond Fund versus the Barclays Government/Credit Intermediate Index for the 1-year reporting period. Also helping the Bond Fund’s performance compared to the Barclays Government/Credit Intermediate

Index was the outperformance of the Bond Fund’s U.S. Treasuries compared to the performance of the U.S. Treasuries in the Barclays Government/Credit Intermediate Index.

The option-adjusted duration of the Bond Fund stood at approximately 4.09 years at the end of 2012, generally in-line with 4.07 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

We manage the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors in the U.S., including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed securities a month in an effort to stimulate the economy (a policy known as “quantitative easing”).

However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Within the bond markets, intermediate U.S. Treasuries posted low single-digit gains during the 12-month period ended December 31, 2012. The yield on 5-year U.S. Treasuries declined from 0.89% on January 1, 2012, to 0.72% on December 31, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields increasing from 0.02% on January 1, 2012, to 0.05% on December 31, 2012. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries.

Overall, for the year ended December 31, 2012, intermediate corporate bonds outperformed intermediate U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Government/Credit Intermediate Index (the “Index”) was 8.84% compared to a total return of 1.71% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, financial institution bonds had a total return of 13.02% for the year, while utility bonds and industrial bonds generated total returns of 7.02% and 6.28%, respectively, for the year.

From a credit quality standpoint, lower credit quality bonds in the Index generally outperformed relative to higher credit quality bonds in the Index during the year. Among intermediate credit-oriented bonds within the Index, Baa-rated securities were the best performing credit sector within the Index, generating a total return of 11.32% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of 3.53%, 6.55%, and 9.79%, respectively, for the year1.

1	Source: Barclays Live®

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the Bond Fund as of December 31, 2012, along with the security type allocation of the Barclays Government/Credit Intermediate Index for comparison.

Security Type Allocation: Bond Fund

compared to the Barclays Govt/Credit Intermediate Index

(unaudited)*

Security Type	Bond Fund Allocation	Barclays Govt/Credit Intermediate Index Allocation
Corporate Bonds	63.98%	27.94%
U.S. Treasury Obligations	32.98%	57.23%
Other Bonds	0.88%	14.83%
Short-term Investments and Other Assets, Net of Liabilities	2.16%	0.00%

Totals	100.00%	100.00%

*	Illustrated by type of security and based on total net assets for the Fund and total securities for the Index as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, the Bond Fund had a total return of 3.45% compared to a return of 3.89% for the Barclays Government/Credit Intermediate Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http:// www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*	The Barclays Government/Credit Intermediate Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As an asset class, corporate bonds in the Fund outperformed U.S. Treasuries in the Fund. On an absolute return basis, the greatest contribution to Fund performance during the year came from the Fund’s allocation to corporate bonds, which posted positive mid-single digit total returns during the year. The Fund’s holdings of U.S. Treasuries posted a low-single digit total return during the year.

When comparing the Fund’s total return to the Index, the Fund’s higher weighting in corporate bonds relative to the Index helped relative performance. Nonetheless, the Fund’s under-performance in corporate bonds relative to the corporate bond performance within the Index hindered the relative performance of the Fund versus the Index for the 1-year reporting period. Also helping the Fund’s performance compared to the Index was the outperformance of the Fund’s U.S. Treasuries compared to the performance of the U.S. Treasuries in the Index.

The option-adjusted duration of the Fund stood at approximately 4.09 years at the end of 2012, generally in-line with 4.07 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this fund can be found on page 110.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 111.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[2]

Large Cap Equity Fund
Actual	1,000.00	1,070.55	0.70%	3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56

Small/Mid Cap Equity Fund
Actual	1,000.00	1,092.90	0.90%	4.73
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90%	4.57

International Equity Fund
Actual	1,000.00	1,135.31	1.00%	5.37
Hypothetical (5% return before expenses)	1,000.00	1,020.11	1.00%	5.08

Large Cap Equity Index Fund
Actual	1,000.00	1,057.80	0.29%	1.50
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29%	1.48

Small Cap Equity Index Fund
Actual	1,000.00	1,070.46	0.50%	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50%	2.54

International Equity Index Fund
Actual	1,000.00	1,142.43	0.68%	3.66
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.68%	3.46

Stock and Bond Balanced Fund[3]
Actual	1,000.00	1,041.42	0.41%	2.10
Hypothetical (5% return before expenses)	1,000.00	1,023.08	0.41%	2.08

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[2]
Bond Fund
Actual	1,000.00	1,015.79	0.58%	2.94
Hypothetical (5% return before expenses)	1,000.00	1,022.22	0.58%	2.95

Money Market Fund
Actual	1,000.00	1,000.00	0.12%	0.60
Hypothetical (5% return before expenses)	1,000.00	1,024.53	0.12%	0.61

1	This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account, you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

2	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half period).

3	Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/ 40% throughout the year.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (98.59%)
Consumer Discretionary (17.19%)
Advance Auto Parts Inc.	3,065	$221,753
AutoZone Inc. (a)	500	177,215
Chipotle Mexican Grill Inc. (a)	500	148,730
Comcast Corp. Class A	18,700	699,006
Delphi Automotive PLC (a)	6,700	256,275
Dollar General Corp. (a)	4,600	202,814
Dollar Tree Inc. (a)	2,600	105,456
Ford Motor Co.	17,900	231,805
GAP Inc., The	5,900	183,136
General Motors Co. (a)	16,500	475,695
Genuine Parts Co.	3,200	203,456
H&R Block Inc.	6,800	126,276
Hanesbrands Inc. (a)	4,500	161,190
Home Depot Inc., The	4,300	265,955
Limited Brands Inc.	2,400	112,944
Macy’s Inc.	6,100	238,022
McDonald’s Corp.	2,600	229,346
PetSmart Inc.	1,500	102,510
Polaris Industries Inc.	2,400	201,960
PVH Corp.	1,800	199,818
Ross Stores Inc.	3,000	162,450
Sally Beauty Holdings Inc. (a)	8,200	193,274
Starbucks Corp.	3,700	198,394
Target Corp.	6,500	384,605
Tempur-Pedic International Inc. (a)	2,500	78,725
Time Warner Inc.	9,400	449,602
TJX Companies Inc.	6,000	254,700
Tractor Supply Co.	1,600	141,376
Ulta Salon, Cosmetics & Fragrance Inc.	2,400	235,824
Walt Disney Co., The	8,000	398,320
Wynn Resorts Ltd.	1,900	213,731

		7,254,363

Consumer Staples (10.03%)
Brown-Forman Corp. Class B	4,200	265,650
Church & Dwight Co. Inc.	4,000	214,280
Coca-Cola Co., The	6,000	217,500
Colgate-Palmolive Co.	2,100	219,534
Costco Wholesale Corp.	2,500	246,925
CVS Caremark Corp.	8,800	425,480
General Mills Inc.	16,000	646,560
Herbalife Ltd.	3,000	98,820
Kimberly-Clark Corp.	2,900	244,847
Monster Beverage Corp. (a)	3,500	185,080
PepsiCo Inc.	6,200	424,266
Procter & Gamble Co., The	2,800	190,092
Wal-Mart Stores Inc.	9,000	614,070
Whole Foods Market Inc.	2,600	237,458

		4,230,562

Energy (8.14%)
Anadarko Petroleum Corp.	5,500	408,705
Chevron Corp.	5,100	551,514
ConocoPhillips	2,800	162,372
Denbury Resources Inc. (a)	12,800	207,360
Diamond Offshore Drilling Inc.	2,100	142,716

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
EQT Corp.	7,300	$430,554
HollyFrontier Corp.	5,700	265,335
Marathon Oil Corp.	14,300	438,438
Marathon Petroleum Corp.	3,900	245,700
Occidental Petroleum Corp.	7,600	582,236

		3,434,930

Financials (12.57%)
ACE Ltd.	5,600	446,880
Aflac Inc.	8,800	467,456
American International Group Inc. (a)	12,500	441,250
American Tower Corp.	2,700	208,629
Ameriprise Financial Inc.	3,500	219,205
Arch Capital Group Ltd. (a)	4,900	215,698
Bank of America Corp.	41,200	477,920
CIT Group Inc. (a)	9,600	370,944
Discover Financial Services	7,000	269,850
Hartford Financial Services Group Inc., The	9,400	210,936
JPMorgan Chase & Co.	9,700	426,509
MetLife Inc.	12,800	421,632
Moody’s Corp.	4,300	216,376
Travelers Companies Inc., The	2,800	201,096
Wells Fargo & Co.	14,500	495,610
Weyerhaeuser Co.	7,700	214,214

		5,304,205

Health Care (14.80%)
Abbott Laboratories	9,600	628,800
Allergan Inc.	2,200	201,806
Amgen Inc.	5,200	448,864
Baxter International Inc.	6,400	426,624
Cardinal Health Inc.	10,400	428,272
Celgene Corp. (a)	2,700	212,544
Covidien PLC	7,800	450,372
DaVita HealthCare Partners Inc. (a)	2,300	254,219
HCA Holdings Inc.	8,100	244,377
Johnson & Johnson	8,900	623,890
McKesson Corp.	2,200	213,312
Merck & Co. Inc.	9,600	393,024
Novartis AG ADR	7,100	449,430
Pfizer Inc.	9,000	225,720
Regeneron Pharmaceuticals Inc. (a)	2,900	496,103
Teva Pharmaceutical Industries Ltd. Sponsored ADR	10,500	392,070
United Therapeutics Corp. (a)	2,900	154,918

		6,244,345

Industrials (9.56%)
Boeing Co., The	7,400	557,664
Cintas Corp.	5,100	208,590
CSX Corp.	7,400	146,002
Fastenal Co.	3,900	182,091
Flowserve Corp.	1,600	234,880
General Dynamics Corp.	6,000	415,620

36	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Honeywell International Inc.	7,200	$456,984
Precision Castparts Corp.	1,200	227,304
Snap-on Inc.	2,700	213,273
Southwest Airlines Co.	22,700	232,448
Textron Inc.	11,500	285,085
Union Pacific Corp.	3,400	427,448
United Continental Holdings Inc. (a)	9,500	222,110
WW Grainger Inc.	1,100	222,607

		4,032,106

Information Technology (18.24%)
Accenture PLC Class A	4,900	325,850
Alliance Data Systems Corp. (a)	2,300	332,948
Apple Inc.	1,400	746,242
Cisco Systems Inc.	31,500	618,975
Dell Inc.	12,200	123,586
EMC Corp. (a)	16,600	419,980
Google Inc. Class A (a)	450	319,216
Intel Corp.	23,000	474,490
International Business Machines Corp.	1,900	363,945
MasterCard Inc. Class A	800	393,024
Microsoft Corp.	26,300	702,999
NetSuite Inc. (a)	3,200	215,360
NeuStar Inc. Class A (a)	5,400	226,422
Oracle Corp.	22,200	739,704
Rackspace Hosting Inc. (a)	3,300	245,091
Seagate Technology PLC	7,800	237,744
TE Connectivity Ltd.	5,800	215,296
Visa Inc. Class A	2,100	318,318
Western Digital Corp.	6,400	271,936
Western Union Co.	14,900	202,789
Xilinx Inc.	5,700	204,631

		7,698,546

Materials (4.60%)
CF Industries Holdings Inc.	1,000	203,160
Cliffs Natural Resources Inc.	3,100	119,536
Dow Chemical Co., The	13,500	436,320
Rockwood Holdings Inc.	4,300	212,678
Sherwin-Williams Co., The	3,000	461,460
Valspar Corp., The	4,300	268,320
Westlake Chemical Corp.	3,000	237,900

		1,939,374

Telecommunication Services (2.48%)
tw telecom inc. (a)	15,700	399,879
Verizon Communications Inc.	5,300	229,331
Vodafone Group PLC Sponsored ADR	16,600	418,154

		1,047,364

	Shares	Value
Common Stocks (Cont.)
Utilities (0.98%)
American Electric Power Company Inc.	9,700	$413,996

Total Common Stocks
(cost $36,301,864)		41,599,791

Short-term Investments (1.45%)
JPMorgan U.S. Government Money Market Fund	610,112	610,112

Total Short-term Investments
(cost $610,112)		610,112

TOTAL INVESTMENTS (100.04%)
(cost $36,911,976)		42,209,903
LIABILITIES, NET OF OTHER ASSETS (-0.04%)		(15,782)

NET ASSETS (100.00%)		$42,194,121

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	37

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (98.62%)
Consumer Discretionary (19.00%)
AMC Networks Inc. Class A (a)	3,410	$168,795
Arctic Cat Inc. (a)	6,800	227,052
Brown Shoe Company Inc.	14,300	262,691
Cabela’s Inc. (a)	5,000	208,750
Conn’s Inc. (a)	12,300	377,364
Dick’s Sporting Goods Inc.	3,400	154,666
Dillard’s Inc. Class A	4,600	385,342
Discovery Communications Inc. Class A (a)	1,060	67,289
Dollar General Corp. (a)	6,400	282,176
DSW Inc. Class A	2,370	155,685
Dunkin’ Brands Group Inc.	5,890	195,430
Expedia Inc.	4,490	275,910
Foot Locker Inc.	6,080	195,290
Genesco Inc. (a)	3,400	187,000
GNC Holdings Inc. Class A	6,220	207,002
Hovnanian Enterprises Inc. Class A (a)	74,000	518,000
LIN TV Corp. Class A (a)	31,600	237,948
LKQ Corp. (a)	9,120	192,432
M/I Homes Inc. (a)	13,100	347,150
Macy’s Inc.	2,130	83,113
Men’s Wearhouse Inc., The	6,800	211,888
Meritage Homes Corp. (a)	5,900	220,365
Michael Kors Holdings Ltd. (a)	2,990	152,580
Mohawk Industries Inc. (a)	2,270	205,367
NACCO Industries Inc. Class A	4,400	267,036
Nordstrom Inc.	4,950	264,825
OfficeMax Inc.	26,500	258,640
Penske Automotive Group Inc.	9,900	297,891
PulteGroup Inc. (a)	12,070	219,191
Ryland Group Inc., The	8,000	292,000
Saga Communications Inc. Class A	2,600	120,900
Sinclair Broadcast Group Inc. Class A	25,900	326,858
Standard Motor Products Inc.	9,600	213,312
Starwood Hotels & Resorts Worldwide Inc.	2,200	126,192
Town Sports International Holdings Inc.	8,900	94,785
Tractor Supply Co.	1,930	170,535
Ulta Salon, Cosmetics & Fragrance Inc.	2,160	212,242
Under Armour Inc. Class A (a)	3,690	179,076
VF Corp.	1,020	153,988

		8,716,756

Consumer Staples (4.42%)
Beam Inc.	3,570	218,091
Cal-Maine Foods Inc.	5,800	233,276
Church & Dwight Co. Inc.	3,600	192,852
Energizer Holdings Inc.	1,500	119,970
Flowers Foods Inc.	4,700	109,369
Herbalife Ltd.	2,200	72,468
Nash Finch Co.	7,600	161,728
Nu Skin Enterprises Inc. Class A	2,920	108,186
Pantry Inc., The (a)	8,600	104,318
Safeway Inc.	16,080	290,887

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (cont.)
Susser Holdings Corp. (a)	6,400	$220,736
Weis Markets Inc.	5,000	195,850

		2,027,731

Energy (5.72%)
Bristow Group Inc.	4,400	236,104
Cameron International Corp. (a)	8,430	475,958
Cloud Peak Energy Inc. (a)	12,100	233,893
Energy XXI (Bermuda) Ltd.	6,200	199,578
Ensco PLC Class A	3,010	178,433
Helix Energy Solutions Group Inc. (a)	13,500	278,640
Noble Energy Inc.	3,000	305,220
Oceaneering International Inc.	2,710	145,771
Pioneer Energy Services Corp. (a)	19,900	144,474
Swift Energy Co. (a)	3,100	47,709
Western Refining Inc.	11,300	318,547
Westmoreland Coal Co. (a)	6,400	59,776

		2,624,103

Financials (22.77%)
Affiliated Managers Group Inc. (a)	1,300	169,195
Agree Realty Corp.	4,800	128,592
American Campus Communities Inc.	2,430	112,096
American Tower Corp.	2,790	215,583
Argo Group International Holdings Ltd.	4,900	164,591
Arlington Asset Investment Corp. Class A	6,100	126,697
Armour Residential REIT Inc.	28,100	181,807
Bancorp Inc., The (a)	11,100	121,767
BioMed Realty Trust Inc.	10,930	211,277
Brookline Bancorp Inc.	25,900	220,150
Calamos Asset Management Inc. Class A	6,700	70,819
CBRE Group Inc. (a)	14,480	288,152
CIT Group Inc. (a)	6,450	249,228
City Holding Co.	5,900	205,615
Community Bank System Inc.	8,400	229,824
Discover Financial Services	1,750	67,462
Education Realty Trust Inc.	18,900	201,096
F.N.B. Corp.	17,800	189,036
First American Financial Corp.	9,600	231,264
First Industrial Realty Trust Inc. (a)	16,400	230,912
First Republic Bank	4,760	156,033
Franklin Financial Corp.	4,100	67,978
Gramercy Capital Corp. (a)	46,300	136,122
Heritage Financial Corp.	4,400	64,636
Homeowners Choice Inc.	8,900	185,031
Interactive Brokers Group Inc. Class A	10,000	136,800
Invesco Ltd.	9,750	254,378
iStar Financial Inc. (a)	24,300	198,045
Jones Lang LaSalle Inc.	3,370	282,878
LaSalle Hotel Properties	6,380	161,988
Merchants Bancshares Inc.	2,200	58,894
MPG Office Trust Inc. (a)	57,200	176,176

38	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
National Retail Properties Inc.	8,000	$249,600
Northwest Bancshares Inc.	18,200	220,948
Ocwen Financial Corp. (a)	8,840	305,776
OmniAmerican Bancorp Inc. (a)	3,100	71,703
One Liberty Properties Inc.	11,963	242,729
Oritani Financial Corp.	9,800	150,136
Platinum Underwriters Holdings Ltd.	5,600	257,600
Primerica Inc.	9,100	273,091
ProAssurance Corp.	5,400	227,826
Raymond James Financial Inc.	8,580	330,587
Renasant Corp.	6,100	116,754
Retail Opportunity Investments Corp.	18,400	236,624
RLI Corp.	3,000	193,980
Rockville Financial Inc.	9,000	116,100
Sabra Health Care REIT Inc.	5,300	115,116
Stewart Information Services Corp.	5,200	135,200
SunTrust Banks Inc.	10,310	292,288
Symetra Financial Corp.	21,300	276,474
T. Rowe Price Group Inc.	2,430	158,266
Taylor Capital Group Inc. (a)	12,300	222,015
United Fire Group Inc.	5,500	120,120
Universal Insurance Holdings Inc.	18,400	80,592
Weingarten Realty Investors	5,021	134,412
Weyerhaeuser Co.	8,160	227,011
Wintrust Financial Corp.	5,300	194,511

		10,443,581

Health Care (8.76%)
Alexion Pharmaceuticals Inc. (a)	1,080	101,315
AMN Healthcare Services Inc. (a)	23,400	270,270
ARIAD Pharmaceuticals Inc. (a)	8,050	154,399
Cambrex Corp. (a)	16,400	186,632
Catamaran Corp. (a)	2,610	122,957
Cooper Companies Inc., The	2,340	216,403
Cubist Pharmaceuticals Inc. (a)	4,220	177,493
DaVita HealthCare Partners Inc. (a)	610	67,423
Edwards Lifesciences Corp. (a)	2,730	246,164
Hologic Inc. (a)	13,240	265,197
Illumina Inc. (a)	5,410	300,742
Intuitive Surgical Inc. (a)	420	205,955
Kindred Healthcare Inc. (a)	17,800	192,596
Maxygen Inc.	14,200	34,932
PDL BioPharma Inc.	30,900	217,845
PerkinElmer Inc.	2,140	67,924
Perrigo Co.	1,690	175,811
Salix Pharmaceuticals Ltd. (a)	2,820	114,154
Select Medical Holdings Corp.	20,300	191,429
Shire PLC ADR	1,760	162,237
Skilled Healthcare Group Inc. Class A (a)	29,600	188,552
Triple-S Management Corp. Class B (a)	5,300	97,891
Watson Pharmaceuticals Inc. (a)	3,020	259,720

		4,018,041

Industrials (17.06%)
AMERCO	2,300	291,663

	Shares	Value
Common Stocks (Cont.)
Industrials (cont.)
American Woodmark Corp. (a)	8,100	$225,342
AMETEK Inc.	4,215	158,358
B/E Aerospace Inc. (a)	6,490	320,606
CBIZ Inc. (a)	14,900	88,059
Cenveo Inc. (a)	42,500	114,750
Chicago Bridge & Iron Co. N.V. NY Reg. Shares	6,140	284,589
Cubic Corp.	4,600	220,662
Cummins Inc.	2,390	258,956
Eaton Corp. PLC	5,350	289,970
Energy Solutions Inc. (a)	71,700	223,704
Fluor Corp.	3,810	223,799
Fortune Brands Home & Security Inc. (a)	10,420	304,472
GenCorp Inc. (a)	32,700	299,205
Hawaiian Holdings Inc. (a)	38,100	250,317
Heartland Express Inc.	15,500	202,585
Kansas City Southern	3,160	263,797
NCI Building Systems Inc. (a)	15,000	208,500
Precision Castparts Corp.	1,105	209,309
Quanta Services Inc. (a)	9,170	250,249
Republic Airways Holdings Inc. (a)	33,100	188,008
Rockwell Automation Inc.	2,680	225,093
Saia Inc. (a)	11,100	256,632
Standex International Corp.	2,900	148,741
Stericycle Inc. (a)	2,860	266,752
Triumph Group Inc.	7,460	487,138
United Rentals Inc. (a)	18,140	825,733
US Airways Group Inc. (a)	21,800	294,300
Valmont Industries Inc.	900	122,895
Verisk Analytics Inc. Class A (a)	2,870	146,370
Wabtec Corp.	2,030	177,707

		7,828,261

Information Technology (10.97%)
Akamai Technologies Inc. (a)	5,320	217,641
Amkor Technology Inc. (a)	35,200	149,600
Avago Technologies Ltd.	6,990	221,303
CACI International Inc. Class A (a)	3,500	192,605
Citrix Systems Inc. (a)	3,500	230,125
CommVault Systems Inc. (a)	1,550	108,050
F5 Networks Inc. (a)	2,340	227,331
FleetCor Technologies Inc. (a)	5,270	282,736
Fortinet Inc. (a)	9,690	204,168
Fusion-io Inc. (a)	5,380	123,363
Insight Enterprises Inc. (a)	14,700	255,339
Intuit Inc.	5,530	329,035
j2 Global Inc.	7,500	229,350
JDS Uniphase Corp. (a)	8,400	113,736
LSI Corp. (a)	41,870	296,440
Maxim Integrated Products Inc.	6,000	176,400
MICROS Systems Inc. (a)	3,530	149,813
NICE Systems Ltd. Sponsored ADR (a)	3,910	130,907
Red Hat Inc. (a)	2,760	146,170
Riverbed Technology Inc. (a)	8,040	158,549
SolarWinds Inc. (a)	2,150	112,768

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (cont.)
Symmetricom Inc. (a)	16,600	$95,782
Teradata Corp. (a)	1,910	118,210
Trimble Navigation Ltd. (a)	5,510	329,388
Unisys Corp. (a)	11,600	200,680
Vantiv Inc. Class A (a)	6,660	135,997
Workday Inc. Class A (a)	1,750	95,375

		5,030,861

Materials (5.18%)
Airgas Inc.	2,610	238,267
American Vanguard Corp.	15,600	484,692
Carpenter Technology Corp.	4,110	212,199
Ecolab Inc.	4,520	324,988
Landec Corp. (a)	20,600	195,494
Myers Industries Inc.	13,000	196,950
Neenah Paper Inc.	7,900	224,913
P. H. Glatfelter Co.	12,100	211,508
Valspar Corp., The	4,600	287,040

		2,376,051

Telecommunication Services (1.06%)
SBA Communications Corp. Class A (a)	4,980	353,680
Vonage Holdings Corp. (a)	55,100	130,587

		484,267

Utilities (3.68%)
American States Water Co.	5,400	259,092
American Water Works Co. Inc.	6,480	240,602
El Paso Electric Co.	7,300	232,943
ITC Holdings Corp.	1,425	109,597
Laclede Group Inc., The	4,100	158,301
MGE Energy Inc.	3,100	157,945
NiSource Inc.	8,290	206,338
Otter Tail Corp.	9,300	232,500
Unitil Corp.	3,600	93,312

		1,690,630

Total Common Stocks
(cost $40,374,769)		45,240,282

	Shares	Value
Registered Investment Companies (0.50%)
Financials (0.50%)
Fidus Investment Corp.	5,600	$92,120
Fifth Street Finance Corp.	12,900	134,418

Total Registered Investment Companies
(cost $224,149)		226,538

Short-term Investments (0.99%)
JPMorgan U.S. Government Money Market Fund	455,141	455,141

Total Short-term Investments
(cost $455,141)		455,141

TOTAL INVESTMENTS (100.11%)
(cost $41,054,059)		45,921,961
LIABILITIES, NET OF OTHER ASSETS (-0.11%)		(49,179)

NET ASSETS (100.00%)		$45,872,782

(a)	Non-income producing security.

ADR - American Depositary Receipt

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (a) (96.58%)
Argentina (0.57%)
MercadoLibre Inc.	2,940	$230,996

Australia (1.09%)
BHP Billiton PLC	12,556	442,894

Austria (0.49%)
Erste Group Bank AG (b)	6,267	199,257

Belgium (2.36%)
Anheuser-Busch InBev NV	11,020	959,672

Brazil (1.18%)
BR Malls Participacoes SA	15,300	201,908
Itau Unibanco Holding SA ADR	16,884	277,911

		479,819

Canada (1.64%)
Canadian National Railway Co.	3,285	298,968
Imax Corp. (b)	7,813	175,636
Potash Corporation of Saskatchewan Inc.	4,711	191,691

		666,295

China (2.84%)
Baidu Inc. Sponsored ADR (b)	5,560	557,612
China Mobile Ltd.	30,500	358,915
PetroChina Company Ltd. H	164,000	235,735

		1,152,262

Denmark (2.18%)
Novo Nordisk A/S Class B	5,448	887,134

France (9.82%)
Accor SA	5,881	209,758
AXA SA	26,336	472,883
BNP Paribas SA	4,879	277,762
Compagnie de Saint-Gobain	3,175	136,347
DANONE SA	4,859	321,128
Essilor International SA	1,155	116,490
JC Decaux SA	6,425	153,358
Legrand SA	2,339	99,258
L’Oreal SA	2,334	324,758
Pernod Ricard SA	5,676	658,535
Schneider Electric SA	9,312	682,018
Unibail-Rodamco SE	2,220	538,355

		3,990,650

Germany (6.87%)
Adidas AG	3,514	313,622
Allianz SE Reg.	2,908	405,366
Bayerische Motoren Werke (BMW) AG	5,222	508,158
Daimler AG Registered Shares	4,388	241,584
Kabel Deutschland Holding AG	5,479	412,380
Linde AG	2,714	474,809

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
SAP AG	5,401	$434,309

		2,790,228

Hong Kong (4.46%)
AIA Group Ltd.	130,200	516,417
Cheung Kong Holdings Ltd.	22,000	342,307
China Unicom (Hong Kong) Ltd.	162,000	262,976
CNOOC Ltd.	119,000	262,158
Hang Lung Properties Ltd.	106,000	426,588

		1,810,446

Ireland (1.61%)
Accenture PLC Class A	2,868	190,722
Seagate Technology PLC	15,187	462,900

		653,622

Israel (1.23%)
Check Point Software Technologies Ltd. (b)	10,464	498,505

Japan (12.02%)
Canon Inc.	13,000	503,876
DeNA Co. Ltd.	7,800	257,313
Fanuc Corp.	5,100	948,852
Honda Motor Co. Ltd.	10,700	396,270
Hoya Corp.	15,600	307,381
Japan Tobacco Inc.	15,600	440,690
Komatsu Ltd.	16,200	415,698
Marubeni Corp.	35,000	251,133
Mizuho Financial Group Inc.	167,700	307,478
Rakuten Inc.	51,700	403,180
SMC Corp.	1,300	236,151
Toyota Motor Corp.	8,900	415,595

		4,883,617

Malaysia (1.47%)
Genting Berhad	97,200	293,852
Sime Darby Berhad	96,800	302,320

		596,172

Mexico (0.52%)
Grupo Financiero Santander Mexico SAB de CV ADR Class B (b)	13,052	211,180

Netherlands (4.29%)
Heineken NV	1,559	104,521
LyondellBasell Industries NV Class A	10,498	599,331
Royal Dutch Shell PLC Class A	9,738	335,184
Yandex NV Class A (b)	18,296	394,645
Ziggo NV	9,398	307,883

		1,741,564

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Norway (0.60%)
Seadrill Ltd.	6,565	$241,867

Portugal (0.26%)
Jeronimo Martins SGPS SA	5,478	105,925

Singapore (1.21%)
DBS Group Holdings Ltd.	17,230	211,524
United Overseas Bank Ltd.	16,974	278,442

		489,966

South Korea (1.34%)
Samsung Electronics Co. Ltd.	380	545,984

Sweden (4.59%)
Atlas Copco AB Class A	20,500	568,470
Elekta AB B Shares	13,549	211,929
Investor AB B Shares	8,800	231,177
Millicom International Cellular SA SDR	3,717	322,639
Sandvik AB	19,391	311,647
Volvo AB B Shares	15,817	218,103

		1,863,965

Switzerland (10.81%)
ABB Ltd. Reg. (b)	14,547	301,669
Compagnie Financiere Richemont SA Class A	5,092	399,699
Holcim Ltd. Reg. (b)	4,075	300,144
Nestle SA Reg.	15,874	1,035,674
Novartis AG	2,313	146,120
Roche Holding AG	4,772	964,808
Swatch Group AG, The	467	236,818
Syngenta AG Reg.	1,005	406,006
UBS AG Reg. (b)	38,467	601,965

		4,392,903

Taiwan (1.41%)
Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR	33,342	572,149

United Kingdom (18.89%)
Anglo American PLC	9,436	297,452
ARM Holdings PLC	23,924	302,130
Barclays PLC	63,778	277,050
BG Group PLC	17,631	294,081
British American Tobacco PLC	10,643	541,036
British Sky Broadcasting Group PLC	40,105	505,820
CRH PLC	4,311	89,061
Diageo PLC	35,233	1,026,218
Imperial Tobacco Group PLC	9,695	375,890
InterContinental Hotels Group PLC	14,772	414,212
Lloyds Banking Group PLC (b)	219,187	174,669
Next PLC	3,627	220,168
Pearson PLC	9,919	193,337
Rolls-Royce Holdings PLC (b)	50,375	722,548

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Rolls-Royce Holdings PLC Class C Entitlement Shares (b) (c)	1,660,752	$2,698
Shire PLC	14,830	456,187
Standard Chartered PLC	22,663	586,513
Telecity Group PLC	17,268	223,006
Tullow Oil PLC	15,854	330,515
Whitbread PLC	5,081	204,177
Xstrata PLC	24,985	436,133

		7,672,901

United States (2.83%)
Freeport-McMoRan Copper & Gold Inc.	10,464	357,869
Perrigo Co.	3,874	403,012
Wynn Resorts Ltd.	3,470	390,340

		1,151,221

Total Common Stocks
(cost $33,919,958)		39,231,194

Preferred Stocks (a) (1.21%)
Brazil (1.21%)
Banco Bradesco SA Pfd.	22,568	387,651
Petroleo Brasileiro SA Pfd.	10,900	103,916

		491,567

Total Preferred Stocks
(cost $585,928)		491,567

Short-term Investments (2.35%)
State Street Institutional U.S. Government Money Market Fund	955,878	955,878

Total Short-term Investments
(cost $955,878)		955,878

TOTAL INVESTMENTS (100.14%)
(cost $35,461,764)		40,678,639
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.14%)		(56,999)

NET ASSETS (100.00%)		$40,621,640

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

ADR - American Depositary Receipt

SDR - Swedish Depositary Receipt

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$8,793,320	21.62
British Pound	8,115,795	19.95
United States Dollar	6,769,345	16.64
Japanese Yen	4,883,617	12.01
Swiss Franc	4,392,903	10.80
Hong Kong Dollar	2,405,096	5.91
Swedish Krona	1,863,965	4.58
Danish Krone	887,134	2.18
Brazilian Real	693,475	1.71
Malaysian Ringgit	596,172	1.47
South Korean Won	545,984	1.34
Singapore Dollar	489,966	1.20
Norwegian Krone	241,867	0.59

Total Investments	$40,678,639	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$6,926,403	17.05
Consumer Discretionary	6,087,964	14.99
Consumer Staples	5,894,047	14.51
Industrials	5,495,880	13.53
Information Technology	5,481,528	13.50
Materials	3,595,390	8.85
Health Care	3,185,680	7.84
Energy	1,803,456	4.44
Telecommunication Services	1,252,413	3.08

Total Stocks	39,722,761	97.79
Short-term Investments	955,878	2.35
Liabilities, Net of Cash and Other Assets	(56,999)	(0.14)

Net Assets	$40,621,640	100.00%

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
Japanese Yen	State Street Bank and Trust Company	01/08/2013	2,938,387	$(34,153)	$—	$(237)
Euro	State Street Bank and Trust Company	01/02/2013	(982)	1,294	—	(2)

Total					$—	$(239)

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (99.26%)
Consumer Discretionary (11.41%)
Abercrombie & Fitch Co. Class A	2,989	$143,382
Amazon.com Inc. (a)	13,775	3,459,454
Apollo Group Inc. Class A (a)	3,814	79,789
AutoNation Inc. (a)	1,451	57,605
AutoZone Inc. (a)	1,397	495,139
Bed Bath & Beyond Inc. (a)	8,682	485,411
Best Buy Company Inc.	10,201	120,882
Big Lots Inc. (a)	2,149	61,161
BorgWarner Inc. (a)	4,470	320,141
Cablevision Systems Corp. Class A	8,365	124,973
CarMax Inc. (a)	8,705	326,786
Carnival Corp.	16,901	621,450
CBS Corp. Class B	22,469	854,946
Chipotle Mexican Grill Inc. (a)	1,203	357,844
Coach Inc.	10,762	597,399
Comcast Corp. Class A	101,010	3,775,754
Darden Restaurants Inc.	4,887	220,257
Delphi Automotive PLC (a)	11,277	431,345
DIRECTV (a)	22,967	1,152,025
Discovery Communications Inc. Class A (a)	9,044	574,113
Dollar General Corp. (a)	9,988	440,371
Dollar Tree Inc. (a)	8,598	348,735
DR Horton Inc.	10,573	209,134
Expedia Inc.	3,496	214,829
Family Dollar Stores Inc.	3,609	228,847
Ford Motor Co.	144,778	1,874,875
Fossil Inc. (a)	2,030	188,993
GameStop Corp. Class A	4,618	115,866
Gannett Co. Inc.	8,557	154,112
GAP Inc., The	11,345	352,149
Garmin Ltd.	4,153	169,525
Genuine Parts Co.	5,848	371,816
Goodyear Tire & Rubber Co., The (a)	9,317	128,668
H&R Block Inc.	10,243	190,213
Harley-Davidson Inc.	8,574	418,754
Harman International Industries Inc.	2,593	115,752
Hasbro Inc.	4,329	155,411
Home Depot Inc., The	56,836	3,515,307
International Game Technology	10,064	142,607
Interpublic Group of Companies Inc., The	16,550	182,381
J.C. Penney Company Inc.	5,355	105,547
Johnson Controls Inc.	26,035	799,274
Kohl’s Corp.	7,985	343,195
Leggett & Platt Inc.	5,329	145,055
Lennar Corp.	6,200	239,754
Limited Brands Inc.	9,091	427,822
Lowe’s Companies Inc.	42,758	1,518,764
Macy’s Inc.	15,018	586,002
Marriott International Inc. Class A	9,310	346,984
Mattel Inc.	13,091	479,392
McDonald’s Corp.	38,165	3,366,535
McGraw-Hill Companies Inc., The	10,561	577,370
Netflix Inc. (a)	2,089	193,817
Newell Rubbermaid Inc.	11,004	245,059
News Corp. Class A	76,652	1,957,692

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
NIKE Inc. Class B	27,786	$1,433,758
Nordstrom Inc.	5,811	310,888
Omnicom Group Inc.	10,066	502,897
O’Reilly Automotive Inc. (a)	4,361	389,961
PetSmart Inc.	4,116	281,287
Priceline.com Inc. (a)	1,897	1,178,416
PulteGroup Inc. (a)	13,061	237,188
Ralph Lauren Corp.	2,323	348,264
Ross Stores Inc.	8,475	458,921
Scripps Networks Interactive Class A	3,266	189,167
Staples Inc.	25,836	294,530
Starbucks Corp.	28,270	1,515,837
Starwood Hotels & Resorts Worldwide Inc.	7,433	426,357
Target Corp.	24,742	1,463,984
Tiffany & Co.	4,528	259,636
Time Warner Cable Inc.	11,470	1,114,769
Time Warner Inc.	35,971	1,720,493
TJX Companies Inc.	27,718	1,176,629
TripAdvisor Inc. (a)	4,170	174,973
Urban Outfitters Inc. (a)	4,086	160,825
VF Corp.	3,347	505,297
Viacom Inc. Class B	17,547	925,429
Walt Disney Co., The	67,364	3,354,054
Washington Post Co., The	172	62,816
Whirlpool Corp.	2,942	299,348
Wyndham Worldwide Corp.	5,310	282,545
Wynn Resorts Ltd.	3,024	340,170
Yum! Brands Inc.	17,178	1,140,618

		55,659,520

Consumer Staples (10.54%)
Altria Group Inc.	76,984	2,418,837
Archer-Daniels-Midland Co.	25,126	688,201
Avon Products Inc.	16,374	235,131
Beam Inc.	6,019	367,701
Brown-Forman Corp. Class B	5,765	364,636
Campbell Soup Co.	6,855	239,171
Clorox Co., The	4,957	362,952
Coca-Cola Co., The	146,621	5,315,011
Coca-Cola Enterprises Inc.	10,216	324,154
Colgate-Palmolive Co.	16,885	1,765,158
ConAgra Foods Inc.	15,501	457,280
Constellation Brands Inc. (a)	5,813	205,722
Costco Wholesale Corp.	16,460	1,625,754
CVS Caremark Corp.	47,393	2,291,452
Dean Foods Co. (a)	6,949	114,728
Dr. Pepper Snapple Group Inc.	7,916	349,729
Estee Lauder Companies Inc. Class A, The	9,139	547,061
General Mills Inc.	24,532	991,338
H.J. Heinz Co.	12,191	703,177
Hershey Co., The	5,720	413,098
Hormel Foods Corp.	5,079	158,516
J.M. Smucker Co., The	4,148	357,724
Kellogg Co.	9,415	525,828

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Kimberly-Clark Corp.	14,855	$1,254,208
Kraft Foods Group Inc.	22,521	1,024,030
Kroger Co., The	19,627	510,695
Lorillard Inc.	4,907	572,500
McCormick & Co. Inc.	5,033	319,746
Mead Johnson Nutrition Co. Class A	7,719	508,605
Molson Coors Brewing Co. Class B	5,910	252,889
Mondelez International Inc. Class A	67,559	1,720,728
Monster Beverage Corp. (a)	5,699	301,363
PepsiCo Inc.	58,800	4,023,684
Philip Morris International Inc.	63,501	5,311,224
Procter & Gamble Co., The	103,932	7,055,944
Reynolds American Inc.	12,273	508,470
Safeway Inc.	9,027	163,298
Sysco Corp.	22,345	707,443
Tyson Foods Inc.	10,841	210,315
Walgreen Co.	32,662	1,208,821
Wal-Mart Stores Inc.	63,580	4,338,063
Whole Foods Market Inc.	6,538	597,112

		51,411,497

Energy (10.91%)
Anadarko Petroleum Corp.	19,023	1,413,599
Apache Corp.	14,894	1,169,179
Baker Hughes Inc.	16,733	683,376
Cabot Oil & Gas Corp.	7,999	397,870
Cameron International Corp. (a)	9,380	529,595
Chesapeake Energy Corp.	19,746	328,179
Chevron Corp.	74,395	8,045,075
ConocoPhillips	46,145	2,675,949
CONSOL Energy Inc.	8,558	274,712
Denbury Resources Inc. (a)	14,573	236,083
Devon Energy Corp.	14,318	745,109
Diamond Offshore Drilling Inc.	2,644	179,686
Ensco PLC Class A	8,861	525,280
EOG Resources Inc.	10,299	1,244,016
EQT Corp.	5,705	336,481
Exxon Mobil Corp.	173,303	14,999,375
FMC Technologies Inc. (a)	9,103	389,881
Halliburton Co.	35,319	1,225,216
Helmerich & Payne Inc.	3,956	221,576
Hess Corp.	11,300	598,448
Kinder Morgan Inc.	24,083	850,852
Marathon Oil Corp.	26,838	822,853
Marathon Petroleum Corp.	12,876	811,188
Murphy Oil Corp.	7,021	418,101
Nabors Industries Ltd. (a)	10,937	158,040
National-Oilwell Varco Inc.	16,234	1,109,594
Newfield Exploration Co. (a)	5,040	134,971
Noble Corp.	9,601	334,307
Noble Energy Inc.	6,743	686,033
Occidental Petroleum Corp.	30,799	2,359,511
Peabody Energy Corp.	10,250	272,752
Phillips 66	23,771	1,262,240
Pioneer Natural Resources Co.	4,673	498,095
QEP Resources Inc.	6,728	203,657

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Range Resources Corp.	6,192	$389,043
Rowan Companies PLC Class A (a)	4,712	147,344
Schlumberger Ltd.	50,465	3,496,720
Southwestern Energy Co. (a)	13,341	445,723
Spectra Energy Corp.	25,237	690,989
Tesoro Corp.	5,365	236,328
Valero Energy Corp.	21,096	719,796
Williams Companies Inc., The	25,617	838,701
WPX Energy Inc. (a)	7,518	111,866

		53,217,389

Financials (15.48%)
ACE Ltd.	12,920	1,031,016
Aflac Inc.	17,827	946,970
Allstate Corp., The	18,320	735,914
American Express Co.	37,011	2,127,392
American International Group Inc. (a)	56,143	1,981,848
American Tower Corp.	15,043	1,162,373
Ameriprise Financial Inc.	7,859	492,209
Aon PLC	12,095	672,482
Apartment Investment and Management Co.	5,538	149,858
Assurant Inc.	2,991	103,788
AvalonBay Communities Inc.	4,367	592,122
Bank of America Corp.	409,699	4,752,508
Bank of New York Mellon Corp.	44,445	1,142,237
BB&T Corp.	26,615	774,763
Berkshire Hathaway Inc. Class B (a)	69,336	6,219,439
BlackRock Inc.	4,766	985,180
Boston Properties Inc.	5,739	607,244
Capital One Financial Corp.	22,119	1,281,354
CBRE Group Inc. (a)	11,482	228,492
Charles Schwab Corp., The	41,711	598,970
Chubb Corp., The	9,937	748,455
Cincinnati Financial Corp.	5,562	217,808
Citigroup Inc.	111,472	4,409,832
CME Group Inc.	11,642	590,366
Comerica Inc.	7,316	221,967
Discover Financial Services	19,147	738,117
E*TRADE Financial Corp. (a)	9,863	88,274
Equity Residential	12,196	691,147
Fifth Third Bancorp	34,282	520,744
First Horizon National Corp.	9,308	92,242
Franklin Resources Inc.	5,259	661,056
Genworth Financial Inc. Class A (a)	18,959	142,382
Goldman Sachs Group Inc., The	16,794	2,142,243
Hartford Financial Services Group Inc., The	16,599	372,482
HCP Inc.	17,146	774,656
Healthcare Realty Trust Inc.	9,914	607,629
Host Hotels & Resorts Inc.	27,605	432,570
Hudson City Bancorp Inc.	18,062	146,844
Huntington Bancshares Inc.	32,861	209,982
IntercontinentalExchange Inc. (a)	2,761	341,839
Invesco Ltd.	16,966	442,643
JPMorgan Chase & Co.	144,497	6,353,533

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
KeyCorp	35,376	$297,866
Kimco Realty Corp.	15,532	300,078
Legg Mason Inc.	4,427	113,862
Leucadia National Corp.	7,469	177,688
Lincoln National Corp.	10,459	270,888
Loews Corp.	11,773	479,750
M&T Bank Corp.	4,626	455,522
Marsh & McLennan Companies Inc.	20,659	712,116
MetLife Inc.	41,480	1,366,351
Moody’s Corp.	7,377	371,211
Morgan Stanley	52,633	1,006,343
NASDAQ OMX Group Inc., The	4,290	107,293
Northern Trust Corp.	8,327	417,682
NYSE Euronext	9,244	291,556
People’s United Financial Inc.	13,091	158,270
Plum Creek Timber Co. Inc.	6,070	269,326
PNC Financial Services Group Inc.	20,068	1,170,165
Principal Financial Group Inc.	10,552	300,943
Progressive Corp., The	21,088	444,957
ProLogis Inc.	17,589	641,823
Prudential Financial Inc.	17,642	940,848
Public Storage	5,486	795,251
Regions Financial Corp.	53,725	382,522
Simon Property Group Inc.	11,761	1,859,296
SLM Corp.	17,683	302,910
State Street Corp.	17,642	829,350
Suntrust Banks Inc.	20,579	583,415
T. Rowe Price Group Inc.	9,667	629,612
Torchmark Corp.	3,657	188,957
Travelers Companies Inc., The	14,503	1,041,605
Unum Group	10,466	217,902
US Bancorp	71,482	2,283,135
Ventas Inc.	11,244	727,712
Vornado Realty Trust	6,434	515,235
Wells Fargo & Co.	186,096	6,360,761
Weyerhaeuser Co.	20,570	572,257
XL Group PLC	11,385	285,308
Zions Bancorporation	6,824	146,033

		75,548,769

Health Care (11.92%)
Abbott Laboratories	60,085	3,935,568
Aetna Inc.	12,717	588,797
Agilent Technologies Inc.	13,196	540,244
Alexion Pharmaceuticals Inc. (a)	7,389	693,162
Allergan Inc.	11,708	1,073,975
AmerisourceBergen Corp.	8,998	388,534
Amgen Inc.	29,171	2,518,041
Baxter International Inc.	20,886	1,392,261
Becton, Dickinson and Co.	7,461	583,376
Biogen Idec Inc. (a)	9,004	1,320,617
Boston Scientific Corp. (a)	52,025	298,103
Bristol-Myers Squibb Co.	62,752	2,045,088
Cardinal Health Inc.	12,881	530,440
CareFusion Corp. (a)	8,361	238,957
Celgene Corp. (a)	16,082	1,265,975

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Cerner Corp. (a)	5,577	$432,998
Cigna Corp.	10,872	581,217
Coventry Health Care Inc.	5,038	225,854
Covidien PLC	17,988	1,038,627
CR Bard Inc.	2,913	284,717
DaVita HealthCare Partners Inc. (a)	3,189	352,480
DENTSPLY International Inc.	5,353	212,032
Edwards Lifesciences Corp. (a)	4,406	397,289
Eli Lilly & Co.	38,822	1,914,701
Express Scripts Holding Co. (a)	31,037	1,675,998
Forest Laboratories Inc. (a)	8,894	314,136
Gilead Sciences Inc. (a)	28,802	2,115,507
Hospira Inc. (a)	6,234	194,750
Humana Inc.	5,989	411,025
Intuitive Surgical Inc. (a)	1,509	739,968
Johnson & Johnson	105,339	7,384,264
Laboratory Corp. of America Holdings (a)	3,591	311,052
Life Technologies Corp. (a)	6,502	319,118
McKesson Corp.	8,984	871,089
Medtronic Inc.	38,449	1,577,178
Merck & Co. Inc.	115,560	4,731,026
Mylan Inc. (a)	15,447	424,484
Patterson Companies Inc.	3,138	107,414
PerkinElmer Inc.	4,436	140,799
Perrigo Co.	3,344	347,876
Pfizer Inc.	279,862	7,018,939
Quest Diagnostics Inc.	6,007	350,028
St. Jude Medical Inc.	11,706	423,055
Stryker Corp.	11,003	603,184
Tenet Healthcare Corp. (a)	4,004	130,010
Thermo Fisher Scientific Inc.	13,676	872,255
UnitedHealth Group Inc.	38,832	2,106,248
Varian Medical Systems Inc. (a)	4,154	291,777
Waters Corp. (a)	3,287	286,363
Watson Pharmaceuticals Inc. (a)	4,838	416,068
WellPoint Inc.	11,560	704,235
Zimmer Holdings Inc.	6,624	441,555

		58,162,454

Industrials (10.05%)
3M Co.	24,200	2,246,970
ADT Corp., The	8,790	408,647
Avery Dennison Corp.	3,801	132,731
Boeing Co., The	25,801	1,944,363
Caterpillar Inc.	24,860	2,226,959
CH Robinson Worldwide Inc.	6,132	387,665
Cintas Corp.	3,974	162,537
CSX Corp.	39,218	773,771
Cummins Inc.	6,739	730,171
Danaher Corp.	22,122	1,236,620
Deere & Co.	14,890	1,286,794
Dover Corp.	6,819	448,076
Dun & Bradstreet Corp.	1,691	132,997
Eaton Corp. PLC	17,586	953,161
Emerson Electric Co.	27,486	1,455,659

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Equifax Inc.	4,584	$248,086
Expeditors International of Washington Inc.	7,981	315,649
Fastenal Co.	10,254	478,759
FedEx Corp.	11,115	1,019,468
Flowserve Corp.	1,889	277,305
Fluor Corp.	6,273	368,476
General Dynamics Corp.	12,621	874,257
General Electric Co.	398,596	8,366,530
Honeywell International Inc.	29,781	1,890,200
Illinois Tool Works Inc.	16,172	983,419
Ingersoll-Rand PLC	10,693	512,836
Iron Mountain Inc.	6,251	194,094
Jacobs Engineering Group Inc. (a)	4,923	209,572
Joy Global Inc.	4,029	256,970
L-3 Communications Holdings Inc.	3,528	270,315
Lockheed Martin Corp.	10,197	941,081
Masco Corp.	13,588	226,376
Norfolk Southern Corp.	12,018	743,193
Northrop Grumman Corp.	9,309	629,102
PACCAR Inc.	13,411	606,311
Pall Corp.	4,192	252,610
Parker Hannifin Corp.	5,642	479,909
Pentair Ltd. Reg.	8,047	395,510
Pitney Bowes Inc.	7,872	83,758
Precision Castparts Corp.	5,533	1,048,061
Quanta Services Inc. (a)	8,018	218,811
Raytheon Co.	12,532	721,342
Republic Services Inc.	11,394	334,186
Robert Half International Inc.	5,334	169,728
Rockwell Automation Inc.	5,295	444,727
Rockwell Collins Inc.	5,335	310,337
Roper Industries Inc.	3,755	418,607
Ryder System Inc.	1,902	94,967
Snap-on Inc.	2,218	175,200
Southwest Airlines Co.	28,081	287,549
Stanley Black & Decker Inc.	6,410	474,148
Stericycle Inc. (a)	3,241	302,288
Textron Inc.	10,816	268,129
Tyco International Ltd.	17,712	518,076
Union Pacific Corp.	17,883	2,248,251
United Parcel Service Inc. Class B	27,200	2,005,456
United Technologies Corp.	32,055	2,628,831
Waste Management Inc.	16,581	559,443
WW Grainger Inc.	2,261	457,559
Xylem Inc.	7,074	191,704

		49,028,307

Information Technology (18.90%)
Accenture PLC Class A	24,275	1,614,288
Adobe Systems Inc. (a)	18,783	707,743
Advanced Micro Devices Inc. (a)	22,035	52,884
Akamai Technologies Inc. (a)	6,738	275,652
Altera Corp.	12,135	417,929
Amphenol Corp. Class A	6,093	394,217
Analog Devices Inc.	11,464	482,176

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Apple Inc.	35,757	$19,059,554
Applied Materials Inc.	45,749	523,369
Autodesk Inc. (a)	8,488	300,051
Automatic Data Processing Inc.	18,458	1,052,291
BMC Software Inc. (a)	5,340	211,784
Broadcom Corp. Class A (a)	19,729	655,200
CA Inc.	12,711	279,388
Cisco Systems Inc.	201,819	3,965,743
Citrix Systems Inc. (a)	7,124	468,403
Cognizant Technology Solutions Corp. Class A (a)	11,392	843,578
Computer Sciences Corp.	5,885	235,694
Corning Inc.	56,268	710,102
Dell Inc.	55,335	560,544
eBay Inc. (a)	44,272	2,258,757
Electronic Arts Inc. (a)	11,482	166,833
EMC Corp. (a)	80,086	2,026,176
F5 Networks Inc. (a)	2,994	290,867
Fidelity National Information Services Inc.	9,532	331,809
First Solar Inc. (a)	2,324	71,765
Fiserv Inc. (a)	5,070	400,682
FLIR Systems Inc.	5,666	126,408
Google Inc. Class A (a)	10,118	7,177,406
Harris Corp.	4,272	209,157
Hewlett-Packard Co.	74,872	1,066,926
Intel Corp.	189,151	3,902,185
International Business Machines Corp.	40,374	7,733,640
Intuit Inc.	10,583	629,688
Jabil Circuit Inc.	7,197	138,830
JDS Uniphase Corp. (a)	8,747	118,434
Juniper Networks Inc. (a)	19,612	385,768
KLA-Tencor Corp.	6,328	302,225
Lam Research Corp. (a)	6,552	236,724
Linear Technology Corp.	8,795	301,668
LSI Corp. (a)	20,817	147,384
MasterCard Inc. Class A	4,063	1,996,071
Microchip Technology Inc.	7,341	239,243
Micron Technology Inc. (a)	38,728	245,923
Microsoft Corp.	287,928	7,696,315
Molex Inc.	5,246	143,373
Motorola Solutions Inc.	10,622	591,433
NetApp Inc. (a)	13,613	456,716
NVIDIA Corp.	23,711	291,408
Oracle Corp.	142,883	4,760,862
Paychex Inc.	12,260	381,776
QUALCOMM Inc.	64,775	4,017,346
Red Hat Inc. (a)	7,336	388,515
SAIC Inc.	11,021	124,758
Salesforce.com Inc. (a)	4,958	833,440
SanDisk Corp. (a)	9,225	401,841
Seagate Technology PLC	12,837	391,272
Symantec Corp. (a)	26,392	496,434
TE Connectivity Ltd.	16,081	596,927
Teradata Corp. (a)	6,394	395,725
Teradyne Inc. (a)	7,289	123,111

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Texas Instruments Inc.	42,612	$1,318,415
Total System Services Inc.	5,986	128,220
VeriSign Inc. (a)	5,861	227,524
Visa Inc. Class A	19,818	3,004,012
Western Digital Corp.	8,341	354,409
Western Union Co.	22,683	308,716
Xerox Corp.	47,987	327,271
Xilinx Inc.	9,926	356,343
Yahoo! Inc. (a)	39,672	789,474

		92,220,795

Materials (3.60%)
Air Products & Chemicals Inc.	8,067	677,789
Airgas Inc.	2,686	245,205
Alcoa Inc.	40,854	354,613
Allegheny Technologies Inc.	4,060	123,262
Ball Corp.	5,868	262,593
Bemis Company Inc.	3,801	127,181
CF Industries Holdings Inc.	2,386	484,740
Cliffs Natural Resources Inc.	5,378	207,376
Dow Chemical Co., The	45,592	1,473,533
E.I. du Pont de Nemours & Co.	35,450	1,594,186
Eastman Chemical Co.	5,821	396,119
Ecolab Inc.	10,019	720,366
FMC Corp.	5,198	304,187
Freeport-McMoRan Copper & Gold Inc.	36,138	1,235,920
International Flavors & Fragrances Inc.	3,102	206,407
International Paper Co.	16,727	666,404
LyondellBasell Industries NV Class A	14,443	824,551
MeadWestvaco Corp.	6,612	210,724
Monsanto Co.	20,324	1,923,667
Mosaic Co., The	10,525	596,031
Newmont Mining Corp.	18,889	877,205
Nucor Corp.	12,119	523,298
Owens-Illinois Inc. (a)	6,278	133,533
PPG Industries Inc.	5,832	789,361
Praxair Inc.	11,297	1,236,457
Sealed Air Corp.	7,433	130,152
Sherwin-Williams Co., The	3,255	500,684
Sigma-Aldrich Corp.	4,546	334,495
United States Steel Corp.	5,483	130,879
Vulcan Materials Co.	4,900	255,045

		17,545,963

Telecommunication Services (3.04%)
AT&T Inc.	215,904	7,278,124
CenturyLink Inc.	23,704	927,300
Crown Castle International Corp. (a)	11,155	804,945
Frontier Communications Corp.	37,877	162,114
MetroPCS Communications Inc. (a)	12,031	119,588
Sprint Nextel Corp. (a)	114,550	649,498
Verizon Communications Inc.	108,484	4,694,103
Windstream Corp.	22,228	184,048

		14,819,720

	Shares	Value
Common Stocks (Cont.)
Utilities (3.41%)
AES Corp., The	23,449	$250,904
AGL Resources Inc.	4,452	177,946
Ameren Corp.	9,307	285,911
American Electric Power Company Inc.	18,460	787,873
CenterPoint Energy Inc.	16,337	314,487
CMS Energy Corp.	10,085	245,872
Consolidated Edison Inc.	11,181	620,993
Dominion Resources Inc.	21,847	1,131,675
DTE Energy Co.	6,538	392,607
Duke Energy Corp.	26,806	1,710,223
Edison International	12,403	560,492
Entergy Corp.	6,784	432,480
Exelon Corp.	32,495	966,401
FirstEnergy Corp.	15,953	666,197
Integrys Energy Group Inc.	2,998	156,556
NextEra Energy Inc.	16,094	1,113,544
NiSource Inc.	11,829	294,424
Northeast Utilities	11,976	468,022
NRG Energy Inc.	12,246	281,536
ONEOK Inc.	7,780	332,595
Pepco Holdings Inc.	8,760	171,784
PG&E Corp.	16,351	656,983
Pinnacle West Capital Corp.	4,169	212,536
PPL Corp.	22,155	634,298
Public Service Enterprise Group Inc.	19,174	586,724
SCANA Corp.	4,997	228,063
Sempra Energy	8,554	606,821
Southern Co.	33,188	1,420,778
TECO Energy Inc.	7,707	129,169
Wisconsin Energy Corp.	8,764	322,953
Xcel Energy Inc.	18,483	493,681

		16,654,528

Total Common Stocks
(cost $455,742,219)		484,268,942

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Short-term Investments (0.57%)
State Street Institutional U.S. Government Money Market Fund	2,787,755	$2,787,755

Total Short-term Investments
(cost $ 2,787,755)		2,787,755

TOTAL INVESTMENTS (99.83%)
(cost $ 458,529,974)		487,056,697
CASH (b) AND OTHER ASSETS, NET OF LIABILITIES (0.17%)		849,352

NET ASSETS (100.00%)		$487,906,049

(a)	Non-income producing security.

(b)	At December 31, 2012, cash in the amount of $241,000 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	51	March 2013	$3,623,099	$3,621,255	$(1,844)

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (96.69%)
Consumer Discretionary (13.71%)
1-800-FLOWERS.COM Inc. (a)	5,246	$19,253
Aeropostale Inc. (a)	15,752	204,934
AFC Enterprises Inc. (a)	4,744	123,961
American Axle & Manufacturing Holdings Inc. (a)	12,857	143,998
American Greetings Corp. Class A	6,104	103,097
American Public Education Inc. (a)	3,496	126,241
America’s Car-Mart Inc. (a)	1,537	62,279
Ameristar Casinos Inc.	6,437	168,907
Ann Inc. (a)	9,463	320,228
Arbitron Inc.	5,130	239,468
Arctic Cat Inc. (a)	2,481	82,841
Asbury Automotive Group Inc. (a)	5,400	172,962
Ascent Capital Group LLC Class A (a)	2,754	170,583
Barnes & Noble Inc. (a)	5,508	83,116
Bassett Furniture Industries Inc.	2,136	26,636
Beasley Broadcast Group Inc. Class A	738	3,609
Beazer Homes USA Inc. (a)	4,788	80,869
bebe stores inc.	7,363	29,378
Belo Corp. Class A	18,192	139,533
Big 5 Sporting Goods Corp.	3,188	41,763
Biglari Holdings Inc. (a)	232	90,485
BJ’s Restaurants Inc. (a)	4,738	155,880
Black Diamond Inc. (a)	4,058	33,276
Bloomin’ Brands Inc. (a)	3,552	55,553
Blue Nile Inc. (a)	2,428	93,478
Bluegreen Corp. (a)	2,695	25,279
Blyth Inc.	2,036	31,660
Bob Evans Farms Inc.	5,660	227,532
Body Central Corp. (a)	3,180	31,673
Bon-Ton Stores Inc., The	2,535	30,724
Boyd Gaming Corp. (a)	10,886	72,283
Bravo Brio Restaurant Group Inc. (a)	3,810	51,168
Bridgepoint Education Inc. (a)	3,162	32,569
Brown Shoe Company Inc.	8,335	153,114
Brunswick Corp.	17,359	504,973
Buckle Inc., The	5,380	240,163
Buffalo Wild Wings Inc. (a)	3,601	262,225
Cabela’s Inc. (a)	9,036	377,253
Caesars Entertainment Corp. (a)	7,187	49,734
CafePress Inc. (a)	898	5,181
Callaway Golf Co.	12,802	83,213
Capella Education Co. (a)	2,475	69,869
Career Education Corp. (a)	10,031	35,309
Caribou Coffee Company Inc. (a)	4,126	66,800
Carmike Cinemas Inc. (a)	3,449	51,735
Carriage Services Inc.	3,085	36,619
Carrols Restaurant Group Inc. (a)	2,999	17,934
Casual Male Retail Group Inc. (a)	8,418	35,356
Cato Corp. Class A	5,341	146,504
Cavco Industries Inc. (a)	1,347	67,323
CEC Entertainment Inc.	3,570	118,488
Central European Media Enterprises Ltd. Class A (a)	7,189	44,069
Cheesecake Factory Inc., The	10,450	341,924
Cherokee Inc.	1,671	22,909

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Children’s Place Retail Stores Inc., The (a)	4,712	$208,694
Churchill Downs Inc.	2,525	167,786
Chuy’s Holdings Inc. (a)	1,304	29,131
Citi Trends Inc. (a)	2,894	39,821
Coinstar Inc. (a)	6,052	314,765
Collectors Universe Inc.	1,036	10,391
Columbia Sportswear Co.	2,387	127,370
Conn’s Inc. (a)	3,267	100,232
Cooper Tire & Rubber Co.	12,097	306,780
Core-Mark Holding Co. Inc.	2,184	103,412
Corinthian Colleges Inc. (a)	15,222	37,142
Cracker Barrel Old Country Store Inc.	3,740	240,332
Crocs Inc. (a)	17,494	251,739
Crown Media Holdings Inc. (a)	6,403	11,846
CSS Industries Inc.	1,882	41,197
Culp Inc.	1,613	24,211
Cumulus Media Inc. Class A (a)	11,643	31,087
Daily Journal Corp. (a)	189	17,492
Dana Holding Corp.	28,575	446,056
Del Frisco’s Restaurant Group Inc. (a)	1,112	17,336
Delta Apparel Inc. (a)	1,315	18,384
Denny’s Corp. (a)	18,737	91,437
Destination Maternity Corp.	2,614	56,358
Digital Generation Inc. (a)	5,386	58,492
DineEquity Inc. (a)	2,954	197,918
Domino’s Pizza Inc.	11,256	490,199
Dorman Products Inc.	4,775	168,748
Drew Industries Inc.	3,714	119,776
E.W. Scripps Co Class A (a)	5,881	63,574
Education Management Corp. (a)	5,105	22,360
Einstein Noah Restaurant Group Inc.	1,217	14,860
Entercom Communications Corp. Class A (a)	4,788	33,420
Entravision Communications Corp. Class A	9,793	16,256
Ethan Allen Interiors Inc.	4,709	121,068
Exide Technologies (a)	15,049	51,468
Express Inc. (a)	17,323	261,404
Federal-Mogul Corp. (a)	3,527	28,287
Fiesta Restaurant Group Inc. (a)	3,148	48,227
Fifth & Pacific Companies Inc. (a)	21,070	262,322
Finish Line Inc. Class A, The	9,844	186,347
Fisher Communications Inc.	1,742	47,017
Five Below Inc. (a)	2,158	69,142
Flexsteel Industries Inc.	857	18,383
Francesca’s Holdings Corp. (a)	6,742	175,022
Fred’s Inc. Class A	7,180	95,566
Frisch’s Restaurants Inc.	617	11,414
Fuel Systems Solutions Inc. (a)	2,911	42,792
Geeknet Inc. (a)	932	15,005
Genesco Inc. (a)	4,747	261,085
Gentherm Inc. (a)	5,705	75,876
G-III Apparel Group Ltd. (a)	3,231	110,597
Global Sources Ltd. (a)	3,635	23,555
Gordmans Stores Inc. (a)	1,647	24,738

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Grand Canyon Education Inc. (a)	7,750	$181,892
Group 1 Automotive Inc.	4,443	275,422
Harte-Hanks Inc.	8,723	51,466
Haverty Furniture Companies Inc.	3,706	60,445
Helen of Troy Ltd. (a)	6,152	205,415
hhgregg Inc. (a)	3,100	21,762
Hibbett Sports Inc. (a)	5,102	268,875
Hillenbrand Inc.	10,686	241,610
Hooker Furniture Corp.	2,028	29,467
Hot Topic Inc.	8,143	78,580
Hovnanian Enterprises Inc. Class A (a)	20,437	143,059
HSN Inc.	6,922	381,264
Iconix Brand Group Inc. (a)	13,748	306,855
Ignite Restaurant Group Inc. (a)	1,275	16,575
International Speedway Corp. Class A	5,367	148,237
Interval Leisure Group Inc.	7,524	145,890
iRobot Corp. (a)	5,369	100,615
Isle of Capri Casinos Inc. (a)	4,213	23,593
Jack in the Box Inc. (a)	8,545	244,387
JAKKS Pacific Inc.	4,307	53,924
Jamba Inc. (a)	14,872	33,313
Johnson Outdoors Inc. Class A (a)	1,092	21,753
Jones Group Inc., The	15,983	176,772
Jos. A. Bank Clothiers Inc. (a)	5,389	229,464
Journal Communications Inc. Class A (a)	7,717	41,749
K12 Inc. (a)	5,171	105,695
Kayak Software Corp. (a)	686	27,248
KB Home	15,012	237,190
Kirkland’s Inc. (a)	2,545	26,952
Krispy Kreme Doughnuts Inc. (a)	11,434	107,251
K-Swiss Inc. Class A (a)	5,166	17,358
La-Z-Boy Inc.	9,987	141,316
Leapfrog Enterprises Inc. (a)	9,879	85,256
Libbey Inc. (a)	4,009	77,574
Life Time Fitness Inc. (a)	8,331	409,969
LifeLock Inc. (a)	3,344	27,187
Lifetime Brands Inc.	1,868	19,819
LIN TV Corp. Class A (a)	5,821	43,832
Lincoln Educational Services Corp.	4,458	24,920
Lions Gate Entertainment Corp. (a)	16,435	269,534
Lithia Motors Inc. Class A	4,195	156,977
Live Nation Entertainment Inc. (a)	27,124	252,524
Luby’s Inc. (a)	4,009	26,820
Lumber Liquidators Holdings Inc. (a)	5,342	282,218
M.D.C. Holdings Inc.	7,428	273,053
M/I Homes Inc. (a)	4,151	110,002
Mac-Gray Corp.	2,361	29,631
Maidenform Brands Inc. (a)	4,544	88,563
Marcus Corp.	3,804	47,436
Marine Products Corp.	1,947	11,137
MarineMax Inc. (a)	4,084	36,511
Marriott Vacations Worldwide Corp. (a)	5,188	216,184
Martha Stewart Living Omnimedia Inc. (a)	5,063	12,404
Matthews International Corp.	5,436	174,496
Mattress Firm Holding Corp. (a)	2,149	52,715

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
McClatchy Co. Class A, The (a)	11,283	$36,895
MDC Partners Inc. Class A	4,916	55,551
Men’s Wearhouse Inc., The	9,894	308,297
Meredith Corp.	7,052	242,941
Meritage Homes Corp. (a)	5,936	221,710
Modine Manufacturing Co. (a)	9,062	73,674
Monarch Casino & Resort Inc. (a)	1,635	17,838
Monro Muffler Brake Inc.	6,009	210,135
Morgans Hotel Group Co. (a)	4,322	23,944
Movado Group Inc.	3,390	104,005
MTR Gaming Group Inc. (a)	4,358	18,173
Multimedia Games Holding Company Inc. (a)	5,371	79,007
NACCO Industries Inc. Class A	1,064	64,574
Nathan’s Famous Inc. (a)	479	16,142
National American University Holdings Inc.	1,801	6,934
National CineMedia Inc.	10,878	153,706
New York & Co. Inc. (a)	5,088	19,385
New York Times Co. Class A, The (a)	26,484	225,909
Nexstar Broadcasting Group Inc. Class A (a)	2,095	22,186
NutriSystem Inc.	5,373	44,005
Office Depot Inc. (a)	54,966	180,288
OfficeMax Inc.	16,772	163,695
Orbitz Worldwide Inc. (a)	4,308	11,718
Orchard Supply Hardware Stores Corp. Class A (a)	342	2,534
Orient-Express Hotels Ltd. Class A (a)	18,806	219,842
Outdoor Channel Holdings Inc.	2,913	22,139
Overstock.com Inc. (a)	2,300	32,913
Oxford Industries Inc.	2,703	125,311
Papa John’s International Inc. (a)	3,477	191,026
Penske Automotive Group Inc.	8,204	246,858
Pep Boys-Manny, Moe & Jack, The	10,327	101,514
Perfumania Holdings Inc. (a)	946	4,654
Perry Ellis International Inc.	2,324	46,248
PetMed Express Inc.	4,025	44,678
Pier 1 Imports Inc.	18,864	377,280
Pinnacle Entertainment Inc. (a)	11,309	179,021
Pool Corp.	9,234	390,783
Premier Exhibitions Inc. (a)	4,829	13,087
Quiksilver Inc. (a)	25,228	107,219
R.G. Barry Corp.	1,689	23,933
RadioShack Corp.	19,436	41,204
ReachLocal Inc. (a)	1,912	24,684
Reading International Inc. Class A (a)	3,080	18,511
Red Lion Hotels Corp. (a)	2,646	20,877
Red Robin Gourmet Burgers Inc. (a)	2,867	101,176
Regis Corp.	11,165	188,912
Rent-A-Center Inc.	11,549	396,824
Rentrak Corp. (a)	1,794	34,965
Restoration Hardware Holdings Inc. (a)	1,029	34,708
Ruby Tuesday Inc. (a)	12,347	97,047
Rue21 Inc. (a)	3,027	85,937
Ruth’s Hospitality Group Inc. (a)	6,732	48,942
Ryland Group Inc., The	8,650	315,725

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Saga Communications Inc. Class A	669	$31,108
Saks Inc. (a)	21,356	224,452
Salem Communications Corp. Class A	1,922	10,494
Scholastic Corp.	5,031	148,716
Scientific Games Corp. Class A (a)	9,888	85,729
Sealy Corp. (a)	10,019	21,741
Select Comfort Corp. (a)	10,970	287,085
SHFL entertainment Inc. (a)	10,609	153,831
Shiloh Industries Inc.	1,011	10,413
Shoe Carnival Inc.	2,788	57,126
Shutterfly Inc. (a)	6,900	206,103
Shutterstock Inc. (a)	966	25,116
Sinclair Broadcast Group Inc. Class A	9,801	123,689
Six Flags Entertainment Corp.	7,714	472,097
Skechers U.S.A. Inc. (a)	7,303	135,106
Skullcandy Inc. (a)	3,166	24,663
Smith & Wesson Holding Corp. (a)	12,517	105,643
Sonic Automotive Inc.	8,211	171,528
Sonic Corp. (a)	10,935	113,833
Sotheby’s	13,118	441,027
Spartan Motors Inc.	6,455	31,823
Speedway Motorsports Inc.	2,277	40,622
Stage Stores Inc.	5,932	146,995
Standard Motor Products Inc.	3,823	84,947
Standard Pacific Corp. (a)	22,316	164,023
Stein Mart Inc.	5,263	39,683
Steiner Leisure Ltd. (a)	2,948	142,064
Steinway Musical Instruments Inc. (a)	1,341	28,362
Steven Madden Ltd. (a)	7,614	321,844
Stewart Enterprises Inc.	14,543	111,109
Stoneridge Inc. (a)	5,507	28,196
Strayer Education Inc.	2,307	129,584
Sturm, Ruger & Company Inc.	3,710	168,434
Superior Industries International Inc.	4,395	89,658
Systemax Inc.	2,095	20,217
Teavana Holdings Inc. (a)	1,722	26,691
Tenneco Inc. (a)	11,743	412,297
Texas Roadhouse Inc. Class A	12,048	202,406
Tilly’s Inc. Class A (a)	1,793	24,188
Tower International Inc. (a)	1,123	9,040
Town Sports International Holdings Inc.	4,523	48,170
True Religion Apparel Inc.	4,994	126,947
Tuesday Morning Corp. (a)	8,089	50,556
Tumi Holdings Inc. (a)	4,213	87,841
Unifi Inc. (a)	2,758	35,882
Universal Electronics Inc. (a)	2,874	55,612
Universal Technical Institute Inc.	4,177	41,937
US Auto Parts Network Inc. (a)	2,888	5,285
Vail Resorts Inc.	7,002	378,738
Valassis Communications Inc.	7,699	198,480
Value Line Inc.	145	1,301
Vera Bradley Inc. (a)	3,894	97,739
Vitacost.com Inc. (a)	4,223	28,632
Vitamin Shoppe Inc. (a)	5,720	328,099
VOXX International Corp. (a)	3,512	23,636

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Warnaco Group Inc., The (a)	7,949	$568,910
West Marine Inc. (a)	2,888	31,046
Wet Seal Inc. Class A (a)	17,361	47,916
Weyco Group Inc.	1,248	29,153
Winmark Corp.	429	24,453
Winnebago Industries Inc. (a)	5,719	97,966
WMS Industries Inc. (a)	10,722	187,635
Wolverine World Wide Inc.	9,422	386,114
World Wrestling Entertainment Inc.	5,230	41,265
Zagg Inc. (a)	5,006	36,844
Zumiez Inc. (a)	4,281	83,091

		32,642,179

Consumer Staples (3.44%)
Alico Inc.	653	23,919
Alliance One International Inc. (a)	17,016	61,938
Andersons Inc., The	3,601	154,483
Annie’s Inc. (a)	976	32,628
Arden Group Inc. Class A	217	19,523
B&G Foods Inc. Class A	10,208	288,988
Boston Beer Co. Inc. (a)	1,505	202,347
Calavo Growers Inc.	2,351	59,269
Cal-Maine Foods Inc.	2,827	113,702
Casey’s General Stores Inc.	7,406	393,259
Central European Distribution Corp. (a)	13,046	28,310
Central Garden & Pet Co. (a)	7,458	77,936
Chefs’ Warehouse Inc., The (a)	2,152	34,023
Chiquita Brands International Inc. (a)	8,808	72,666
Coca-Cola Bottling Co. Consolidated	910	60,515
Craft Brew Alliance Inc. (a)	2,098	13,595
Darling International Inc. (a)	22,766	365,167
Diamond Foods Inc.	4,326	59,136
Dole Food Company Inc. (a)	6,968	79,923
Elizabeth Arden Inc. (a)	4,904	220,729
Farmer Brothers Co. (a)	1,392	20,087
Female Health Co., The	3,747	26,903
Fresh Del Monte Produce Inc.	7,394	194,832
Griffin Land & Nurseries Inc.	530	14,310
Hain Celestial Group Inc., The (a)	7,141	387,185
Harbinger Group Inc. (a)	7,861	60,451
Harris Teeter Supermarkets Inc.	8,488	327,297
Ingles Markets Inc.	2,454	42,356
Inter Parfums Inc.	3,176	61,805
Inventure Foods Inc. (a)	2,514	16,316
J&J Snack Foods Corp.	2,887	184,595
John B. Sanfilippo & Son Inc.	1,525	27,724
Lancaster Colony Corp.	3,582	247,839
Lifeway Foods Inc.	853	7,455
Limoneira Co.	1,542	29,899
Medifast Inc. (a)	2,680	70,725
Nash Finch Co.	2,350	50,008
National Beverage Corp.	2,143	31,266
Natural Grocers by Vitamin Cottage Inc. (a)	1,341	25,600
Nature’s Sunshine Products Inc.	2,220	32,146
Nutraceutical International Corp.	1,722	28,482

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Oil-Dri Corporation of America	981	$27,076
Omega Protein Corp. (a)	3,984	24,382
Orchids Paper Products Co.	1,071	21,656
Pantry Inc., The (a)	4,483	54,379
Pilgrim’s Pride Corp. (a)	11,742	85,130
Post Holdings Inc. (a)	5,067	173,545
Prestige Brands Holdings Inc. (a)	9,724	194,772
PriceSmart Inc.	3,529	271,909
Revlon Inc. Class A (a)	2,215	32,118
Rite Aid Corp. (a)	128,845	175,229
Roundy’s Inc.	3,931	17,493
Sanderson Farms Inc.	4,468	212,453
Seneca Foods Corp. Class A (a)	1,590	48,336
Smart Balance Inc. (a)	11,387	146,892
Snyders-Lance Inc.	8,586	207,008
Spartan Stores Inc.	4,265	65,510
Spectrum Brands Holdings Inc. (a)	4,470	200,837
Star Scientific Inc. (a)	28,490	76,353
SUPERVALU Inc. (b)	41,479	102,453
Susser Holdings Corp. (a)	2,189	75,499
Synutra International Inc. (a)	3,452	15,983
Tootsie Roll Industries Inc.	4,597	119,154
TreeHouse Foods Inc. (a)	6,991	364,441
United Natural Foods Inc. (a)	9,466	507,283
Universal Corp.	4,503	224,745
USANA Health Sciences Inc. (a)	1,143	37,639
Vector Group Ltd.	10,715	159,332
Village Super Market Inc. Class A	1,640	53,890
WD-40 Co.	3,097	145,900
Weis Markets Inc.	2,142	83,902
Westway Group Inc. (a)	2,136	14,248

		8,188,884

Energy (5.92%)
Abraxas Petroleum Corp. (a)	16,149	35,366
Adams Resources & Energy Inc.	409	14,344
Alon USA Energy Inc.	1,837	33,231
Amyris Inc. (a)	5,861	18,286
Apco Oil and Gas International Inc.	1,774	21,838
Approach Resources Inc. (a)	6,426	160,714
Arch Coal Inc.	41,081	300,713
Basic Energy Services Inc. (a)	6,056	69,099
Berry Petroleum Co.	10,185	341,707
Bill Barrett Corp. (a)	9,350	166,336
Bolt Technology Corp.	1,644	23,460
Bonanza Creek Energy Inc. (a)	1,945	54,052
BPZ Resources Inc. (a)	20,029	63,091
Bristow Group Inc.	6,922	371,435
C&J Energy Services Inc. (a)	8,618	184,770
Cal Dive International Inc. (a)	18,645	32,256
Callon Petroleum Co. (a)	7,740	36,378
Carrizo Oil & Gas Inc. (a)	7,711	161,314
Ceres Inc. (a)	1,149	5,216
Clayton Williams Energy Inc. (a)	1,141	45,640
Clean Energy Fuels Corp. (a)	12,864	160,157
Cloud Peak Energy Inc. (a)	11,803	228,152

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Comstock Resources Inc. (a)	9,298	$140,679
Contango Oil & Gas Co.	2,490	105,476
Crimson Exploration Inc. (a)	4,240	11,618
Crosstex Energy Inc.	8,008	114,835
CVR Energy Inc. (a)	3,230	157,592
Dawson Geophysical Co. (a)	1,536	40,520
Delek US Holdings Inc.	3,329	84,290
Diamondback Energy Inc. (a)	2,738	52,351
Dril-Quip Inc. (a)	7,793	569,279
Emerald Oil Inc. (a)	3,152	16,516
Endeavour International Corp. (a)	9,049	46,874
Energy XXI (Bermuda) Ltd.	15,281	491,895
EPL Oil & Gas Inc. (a)	5,355	120,755
Evolution Petroleum Corp. (a)	3,186	25,902
Exterran Holdings Inc. (a)	12,564	275,403
Forbes Energy Services Ltd. (a)	2,712	6,861
Forest Oil Corp. (a)	22,700	151,863
Forum Energy Technologies Inc. (a)	4,330	107,168
Frontline Ltd. (a)	10,198	33,245
FX Energy Inc. (a)	10,091	41,474
GasLog Ltd.	4,580	56,929
Gastar Exploration Ltd. (a)	11,141	13,481
Geospace Technologies Corp. (a)	2,465	219,065
Gevo Inc. (a)	5,817	8,958
Global Geophysical Services Inc. (a)	3,849	14,819
Goodrich Petroleum Corp. (a)	5,100	47,532
Green Plains Renewable Energy Inc. (a)	4,867	38,498
Gulf Island Fabrication Inc.	2,765	66,443
GulfMark Offshore Inc. Class A	5,184	178,589
Gulfport Energy Corp. (a)	10,794	412,547
Halcon Resources Corp. (a)	21,486	148,683
Hallador Energy Co.	1,138	9,400
Harvest Natural Resources Inc. (a)	7,531	68,306
Heckmann Corp. (a)	26,966	108,673
Helix Energy Solutions Group Inc. (a)	20,457	422,232
Hercules Offshore Inc. (a)	30,832	190,542
Hornbeck Offshore Services Inc. (a)	6,860	235,572
ION Geophysical Corp. (a)	25,730	167,502
Isramco Inc. (a)	200	20,798
Key Energy Services Inc. (a)	29,375	204,156
KiOR Inc. Class A (a)	5,114	32,781
Knightsbridge Tankers Ltd.	4,799	25,195
Kodiak Oil & Gas Corp. (a)	51,095	452,191
Lufkin Industries Inc.	6,502	377,961
Magnum Hunter Resources Corp. (a)	28,429	113,432
Magnum Hunter Resources Corp. Warrants (a) (c)	2,188	0
Matador Resources Co. (a)	2,690	22,058
Matrix Service Co. (a)	5,023	57,764
McMoRan Exploration Co. (a)	19,698	316,153
Midstates Petroleum Company Inc. (a)	4,664	32,135
Miller Energy Resources Inc. (a)	5,918	23,435
Mitcham Industries Inc. (a)	2,452	33,421
Natural Gas Services Group (a)	2,365	38,833
Newpark Resources Inc. (a)	17,530	137,610

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Nordic American Tankers Ltd.	10,184	$89,110
Northern Oil and Gas Inc. (a)	12,267	206,331
Oasis Petroleum Inc. (a)	15,525	493,695
Panhandle Oil & Gas Inc.	1,330	37,546
Parker Drilling Co. (a)	23,040	105,984
PDC Energy Inc. (a)	5,786	192,153
Penn Virginia Corp.	10,605	46,768
Petroquest Energy Inc. (a)	10,977	54,336
PHI Inc. (a)	2,556	85,600
Pioneer Energy Services Corp. (a)	12,118	87,977
Quicksilver Resources Inc. (a)	22,878	65,431
Renewable Energy Group Inc. (a)	1,400	8,204
Rentech Inc.	42,853	112,703
Resolute Energy Corp. (a)	9,431	76,674
REX American Resources Corp. (a)	1,102	21,258
Rex Energy Corp. (a)	8,421	109,641
RigNet Inc. (a)	2,350	48,010
Rosetta Resources Inc. (a)	10,240	464,486
Sanchez Energy Corp. (a)	2,266	40,788
Saratoga Resources Inc. (a)	3,742	13,247
Scorpio Tankers Inc. (a)	10,650	75,722
SemGroup Corp. Class A (a)	8,108	316,861
Ship Finance International Ltd.	9,395	156,239
Solazyme Inc. (a)	6,388	50,210
Stone Energy Corp. (a)	9,596	196,910
Swift Energy Co. (a)	8,361	128,676
Synergy Resources Corp. (a)	7,420	39,994
Targa Resources Corp.	5,636	297,806
Teekay Tankers Ltd. Class A	12,371	35,876
Tesco Corp. (a)	5,885	67,030
TETRA Technologies Inc. (a)	15,185	115,254
TGC Industries Inc.	2,825	23,137
Triangle Petroleum Corp. (a)	8,696	52,089
Uranerz Energy Corp. (a)	12,345	17,160
Uranium Energy Corp. (a)	16,620	42,547
VAALCO Energy Inc. (a)	11,315	97,875
Vantage Drilling Co. (a)	37,403	68,447
W&T Offshore Inc.	6,752	108,235
Warren Resources Inc. (a)	13,830	38,862
Western Refining Inc.	11,133	313,839
Westmoreland Coal Co. (a)	2,200	20,548
Willbros Group Inc. (a)	7,666	41,090
ZaZa Energy Corp. (a)	4,781	9,801

		14,091,995

Financials (21.23%)
1st Source Corp.	2,905	64,171
1st United Bancorp Inc.	5,921	37,006
Acadia Realty Trust	9,841	246,812
Access National Corp.	1,374	17,862
AG Mortgage Investment Trust Inc.	4,421	103,805
Agree Realty Corp.	2,221	59,501
Alexander’s Inc.	408	134,966
Alliance Financial Corp.	962	41,857
Alterra Capital Holdings Ltd.	16,636	468,969
American Assets Trust Inc.	6,424	179,422

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American Capital Mortgage Investment Corp.	7,113	$167,653
American Equity Investment Life Holding Co.	11,646	142,198
American National Bankshares Inc.	1,469	29,659
American Realty Capital Trust Inc.	30,760	355,278
American Safety Insurance Holdings Ltd. (a)	1,681	31,805
Ameris Bancorp (a)	4,600	57,454
Amerisafe Inc. (a)	3,532	96,247
Ames National Corp.	1,650	36,135
Amreit Inc. Class B	629	10,787
AmTrust Financial Services Inc.	5,226	149,934
Anworth Mortgage Asset Corp.	26,802	154,916
Apollo Commercial Real Estate Finance Inc.	4,498	73,003
Apollo Residential Mortgage Inc.	4,763	96,165
Ares Commercial Real Estate Corp.	1,503	24,679
Argo Group International Holdings Ltd.	5,018	168,555
Arlington Asset Investment Corp. Class A	2,117	43,970
Armour Residential REIT Inc.	57,825	374,128
Arrow Financial Corp.	1,970	49,152
Artio Global Investors Inc.	6,265	11,904
Ashford Hospitality Trust Inc.	10,497	110,323
Asset Acceptance Capital Corp. (a)	2,940	13,230
Associated Estates Realty Corp.	9,645	155,477
ASTA Funding Inc.	2,060	19,591
Astoria Financial Corp.	16,961	158,755
AV Homes Inc. (a)	1,955	27,800
Baldwin & Lyons Inc.	1,753	41,827
BancFirst Corp.	1,272	53,882
Banco Latinoamericano de Comercio Exterior SA	5,462	117,761
Bancorp Inc., The (a)	5,711	62,650
BancorpSouth Inc.	18,344	266,722
Bank Mutual Corp.	8,954	38,502
Bank of Kentucky Financial Corp., The	1,145	28,316
Bank of Marin Bancorp	1,081	40,494
Bank of the Ozarks Inc.	5,659	189,407
BankFinancial Corp.	4,171	30,949
Banner Corp.	3,728	114,561
Bar Harbor Bankshares	742	24,968
BBCN Bancorp Inc.	15,070	174,360
Beneficial Mutual Bancorp Inc. (a)	6,473	61,494
Berkshire Bancorp Inc.	723	5,929
Berkshire Hills Bancorp Inc.	4,723	112,691
BGC Partners Inc. Class A	19,238	66,563
BofI Holding Inc. (a)	2,153	60,004
Boston Private Financial Holdings Inc.	15,297	137,826
Bridge Bancorp Inc.	1,675	34,070
Bridge Capital Holdings (a)	1,820	28,319
Brookline Bancorp Inc.	13,665	116,152
Bryn Mawr Bank Corp.	2,200	48,994
BSB Bancorp Inc. (a)	1,574	19,250
C&F Financial Corp.	613	23,870

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Calamos Asset Management Inc. Class A	3,720	$39,320
California First National Bancorp	425	6,354
Camden National Corp.	1,518	51,566
Campus Crest Communities Inc.	7,385	90,540
Cape Bancorp Inc.	2,200	19,118
Capital Bank Financial Corp. Class A (a)	1,714	29,258
Capital City Bank Group Inc. (a)	2,290	26,037
CapLease Inc.	13,077	72,839
Capstead Mortgage Corp.	19,246	220,752
Cardinal Financial Corp.	5,662	92,121
Cascade Bancorp (a)	1,276	7,988
Cash America International Inc.	5,729	227,269
Cathay General Bancorp	15,272	297,804
Cedar Realty Trust Inc.	11,843	62,531
Center Bancorp Inc.	2,388	27,653
Centerstate Banks Inc.	5,755	49,090
Central Pacific Financial Corp. (a)	4,184	65,229
Century Bancorp Inc. Class A	681	22,439
Charter Financial Corp.	1,379	14,617
Chatham Lodging Trust	2,775	42,680
Chemical Financial Corp.	5,410	128,542
Chesapeake Lodging Trust	7,608	158,855
CIFC Corp. (a)	1,412	11,296
Citizens & Northern Corp.	2,438	46,078
Citizens Inc. (a)	7,623	84,234
Citizens Republic Bancorp Inc. (a)	7,803	148,023
City Holding Co.	2,872	100,089
Clifton Savings Bancorp Inc.	1,833	20,658
CNB Financial Corp.	2,504	41,016
CNO Financial Group Inc.	38,857	362,536
CoBiz Financial Inc.	6,911	51,625
Cohen & Steers Inc.	3,603	109,783
Colonial Properties Trust	17,028	363,888
Colony Financial Inc.	10,193	198,764
Columbia Banking System Inc.	7,779	139,555
Community Bank System Inc.	7,676	210,015
Community Trust Bancorp Inc.	2,761	90,506
Consolidated-Tomoka Land Co.	845	26,203
Coresite Realty Corp.	4,027	111,387
Cousins Properties Inc.	17,916	149,599
Cowen Group Inc. Class A (a)	16,896	41,395
Crawford & Co. Class B	4,898	39,086
Credit Acceptance Corp. (a)	1,527	155,265
Crescent Financial Bancshares Inc. (a)	430	1,974
CreXus Investment Corp.	13,057	159,948
CubeSmart	23,878	347,902
CVB Financial Corp.	17,230	179,192
CYS Investments Inc.	34,045	402,071
DCT Industrial Trust Inc.	47,915	310,968
DFC Global Corp. (a)	8,504	157,409
Diamond Hill Investment Group	530	35,966
DiamondRock Hospitality Co.	36,472	328,248
Dime Community Bancshares	6,147	85,382
Donegal Group Inc.	1,462	20,526
Doral Financial Corp. (a)	25,294	18,315

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Duff & Phelps Corp. Class A	6,109	$95,423
DuPont Fabros Technology Inc.	11,947	288,640
Dynex Capital Inc.	10,634	100,385
Eagle Bancorp Inc. (a)	3,528	70,454
Eastern Insurance Holdings Inc.	1,298	22,170
EastGroup Properties Inc.	5,525	297,300
Education Realty Trust Inc.	21,942	233,463
eHealth Inc. (a)	3,787	104,067
EMC Insurance Group Inc.	864	20,632
Employers Holdings Inc.	6,172	127,020
Encore Capital Group Inc. (a)	4,289	131,329
Enstar Group Ltd. (a)	1,637	183,311
Enterprise Bancorp Inc.	1,167	19,279
Enterprise Financial Services Corp.	3,468	45,327
Epoch Holding Corp.	3,113	86,853
EPR Properties	9,092	419,232
Equity One Inc.	10,665	224,072
ESB Financial Corp.	2,052	28,461
ESSA Bancorp Inc.	1,847	20,114
EverBank Financial Corp.	4,401	65,619
Evercore Partners Inc. Class A	5,580	168,460
Excel Trust Inc.	8,564	108,506
EZCORP Inc. Class A (a)	9,281	184,321
F.N.B. Corp.	27,179	288,641
Farmers National Banc Corp.	3,619	22,438
FBL Financial Group Inc.	1,885	64,486
FBR & Co. (a)	7,274	28,150
Federal Agricultural Mortgage Corp. Class C	1,948	63,310
FelCor Lodging Trust Inc. (a)	23,929	111,748
Fidelity Southern Corp. (a)	1,767	16,875
Financial Engines Inc. (a)	8,952	248,418
Financial Institutions Inc.	2,676	49,854
First American Financial Corp.	20,626	496,880
First Bancorp (North Carolina)	2,966	38,024
First BanCorp (Puerto Rico) (a)	13,388	61,317
First Bancorp Inc.	1,755	28,905
First Busey Corp.	14,644	68,095
First California Financial Group Inc. (a)	4,367	33,713
First Cash Financial Services Inc. (a)	5,556	275,689
First Commonwealth Financial Corp.	20,299	138,439
First Community Bancshares Inc.	3,409	54,442
First Connecticut Bancorp Inc.	3,499	48,111
First Defiance Financial Corp.	1,878	36,039
First Federal Bancshares of Arkansas Inc. (a)	565	5,509
First Financial Bancorp	11,380	166,376
First Financial Bankshares Inc.	6,121	238,780
First Financial Corp. Indiana	2,194	66,347
First Financial Holdings Inc.	3,157	41,294
First Financial Northwest Inc. (a)	3,136	23,677
First Industrial Realty Trust Inc. (a)	18,979	267,224
First Interstate BancSystem Inc.	3,149	48,589
First Marblehead Corp., The (a)	12,100	9,400
First Merchants Corp.	5,592	82,985
First Midwest Bancorp Inc.	14,563	182,329
First of Long Island Corp., The	1,532	43,386

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First PacTrust Bancorp Inc.	2,078	$25,497
First Potomac Realty Trust	9,940	122,858
FirstMerit Corp.	21,125	299,764
Flushing Financial Corp.	6,037	92,608
FNB United Corp. (a)	1,876	21,762
Forestar Group Inc. (a)	6,761	117,168
Fortegra Financial Corp. (a)	1,451	12,899
Fox Chase Bancorp	2,444	40,693
Franklin Financial Corp.	2,627	43,556
Franklin Street Properties Corp.	14,225	175,110
FXCM Inc. Class A	4,637	46,695
Gain Capital Holdings Inc.	2,789	11,407
GAMCO Investors Inc.	1,231	65,329
German American Bancorp Inc.	2,523	54,800
Getty Realty Corp.	4,931	89,054
GFI Group Inc.	13,626	44,148
Glacier Bancorp Inc.	13,972	205,528
Gladstone Commercial Corp.	2,123	38,108
Glimcher Realty Trust	27,018	299,630
Global Indemnity PLC (a)	1,940	42,932
Government Properties Income Trust	8,320	199,430
Gramercy Capital Corp. (a)	8,702	25,584
Great Southern Bancorp Inc.	2,006	51,053
Green Dot Corp. Class A (a)	4,688	57,194
Greenhill & Co. Inc.	5,633	292,860
Greenlight Capital Re Ltd. Class A (a)	5,479	126,455
Guaranty Bancorp (a)	14,093	27,481
Gyrodyne Company of America Inc.	228	16,430
Hallmark Financial Services Inc. (a)	2,731	25,644
Hancock Holding Co.	14,799	469,720
Hanmi Financial Corp. (a)	6,155	83,646
Healthcare Realty Trust Inc.	16,961	407,234
Heartland Financial USA Inc.	2,843	74,344
Heritage Commerce Corp. (a)	3,946	27,543
Heritage Financial Corp.	3,081	45,260
Heritage Financial Group Inc.	1,607	22,161
Heritage Oaks Bancorp (a)	3,662	21,240
Hersha Hospitality Trust	33,731	168,655
HFF Inc. Class A	6,388	95,181
Highwoods Properties Inc.	13,939	466,260
Hilltop Holdings Inc. (a)	7,743	104,840
Hingham Institution for Savings	239	14,961
Home Bancorp Inc. (a)	1,273	23,232
Home Bancshares Inc.	4,281	141,359
Home Federal Bancorp Inc.	2,751	34,195
Home Loan Servicing Solutions Ltd.	5,651	106,804
Homeowners Choice Inc.	1,650	34,304
HomeStreet Inc. (a)	1,722	43,997
HomeTrust Bancshares Inc. (a)	4,012	54,202
Horace Mann Educators Corp.	7,698	153,652
Horizon Bancorp	1,246	24,484
Horizon Technology Finance Corp.	1,455	21,665
Hudson Pacific Properties Inc.	7,041	148,283
Hudson Valley Holding Corp.	3,048	47,457
IBERIABANK Corp.	5,695	279,738

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
ICG Group Inc. (a)	7,272	$83,119
Independence Holding Co.	1,542	14,680
Independent Bank Corp.	4,312	124,832
Infinity Property & Casualty Corp.	2,297	133,777
Inland Real Estate Corp.	15,103	126,563
International Bancshares Corp.	10,351	186,836
INTL FCStone Inc. (a)	2,693	46,885
Invesco Mortgage Capital	22,449	442,470
Investment Technology Group Inc. (a)	7,603	68,427
Investors Bancorp Inc.	8,533	151,717
Investors Real Estate Trust	17,498	152,758
Investors Title Co.	242	14,520
iStar Financial Inc. (a)	16,310	132,926
JAVELIN Mortgage Investment Corp.	1,311	25,027
JMP Group Inc.	3,106	18,853
Kansas City Life Insurance Co.	804	30,681
KBW Inc.	6,777	103,688
Kearny Financial Corp.	2,931	28,577
Kennedy-Wilson Holdings Inc.	8,379	117,138
Kite Realty Group Trust	12,298	68,746
Knight Capital Group Inc. Class A (a)	35,000	122,850
Ladenburg Thalmann Financial Services Inc. (a)	20,324	28,454
Lakeland Bancorp Inc.	5,627	57,283
Lakeland Financial Corp.	3,218	83,153
LaSalle Hotel Properties	16,614	421,829
Lexington Realty Trust	25,509	266,569
LTC Properties Inc.	5,956	209,592
Maiden Holdings Ltd.	9,891	90,898
MainSource Financial Group Inc.	4,009	50,794
Manning & Napier Inc.	2,730	34,398
MarketAxess Holdings Inc.	7,061	249,253
Marlin Business Services Corp.	1,580	31,695
MB Financial Inc.	10,607	209,488
Meadowbrook Insurance Group Inc.	9,938	57,442
Medical Properties Trust Inc.	26,312	314,692
Mercantile Bank Corp.	1,643	27,110
Merchants Bancshares Inc.	1,049	28,082
Meridian Interstate Bancorp Inc. (a)	1,570	26,345
Metro Bancorp Inc. (a)	2,736	36,170
MetroCorp Bancshares Inc. (a)	3,033	33,333
MGIC Investment Corp. (a)	36,433	96,912
MicroFinancial Inc.	1,562	11,371
Middleburg Financial Corp.	969	17,113
MidSouth Bancorp Inc.	1,642	26,847
MidWestOne Financial Group Inc.	1,347	27,627
Monmouth Real Estate Investment Corp. Class A	7,955	82,414
Montpelier Re Holdings Ltd.	9,716	222,108
NASB Financial Inc. (a)	831	17,758
National Bank Holdings Corp. Class A	1,320	25,067
National Bankshares Inc.	1,394	45,152
National Financial Partners Corp. (a)	7,903	135,457
National Health Investors Inc.	4,825	272,757
National Interstate Corp.	1,260	36,313
National Penn Bancshares Inc.	24,024	223,904

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
National Western Life Insurance Co.	428	$67,513
Nationstar Mortgage Holdings Inc. (a)	3,760	116,485
Navigators Group Inc., The (a)	1,936	98,872
NBT Bancorp Inc.	6,513	132,019
Nelnet Inc. Class A	4,653	138,613
Netspend Holdings Inc. (a)	5,513	65,164
New York Mortgage Trust Inc.	9,504	60,065
NewStar Financial Inc. (a)	5,098	71,423
Nicholas Financial Inc.	1,897	23,523
Northfield Bancorp Inc.	2,963	45,186
Northrim BanCorp Inc.	1,205	27,293
NorthStar Realty Finance Corp.	31,693	223,119
Northwest Bancshares Inc.	19,012	230,806
OceanFirst Financial Corp.	2,796	38,445
Ocwen Financial Corp. (a)	20,880	722,239
Old National Bancorp	19,601	232,664
Omega Healthcare Investors Inc.	21,823	520,479
OmniAmerican Bancorp Inc. (a)	2,228	51,534
One Liberty Properties Inc.	2,319	47,053
OneBeacon Insurance Group Ltd. Class A	4,461	62,008
Oppenheimer Holdings Inc. Class A	2,030	35,058
Oriental Financial Group Inc.	8,757	116,906
Oritani Financial Corp.	8,927	136,762
Pacific Continental Corp.	3,584	34,872
Pacific Mercantile Bancorp (a)	1,982	12,467
PacWest Bancorp	5,944	147,292
Park National Corp.	2,217	143,285
Park Sterling Corp. (a)	8,343	43,634
Parkway Properties Inc.	4,061	56,813
Peapack-Gladstone Financial Corp.	1,647	23,190
Pebblebrook Hotel Trust	11,687	269,970
Penns Woods Bancorp Inc.	739	27,646
Pennsylvania Real Estate Investment Trust	10,800	190,512
PennyMac Mortgage Investment Trust	11,454	289,672
Peoples Bancorp Inc.	2,112	43,148
Peoples Federal Bancshares Inc.	1,110	19,303
PHH Corp. (a)	11,015	250,591
Phoenix Companies Inc., The (a)	1,150	28,439
PICO Holdings Inc. (a)	4,440	89,999
Pinnacle Financial Partners Inc. (a)	6,673	125,719
Piper Jaffray Companies Inc. (a)	2,937	94,366
Platinum Underwriters Holdings Ltd.	6,360	292,560
Portfolio Recovery Associates Inc. (a)	3,329	355,737
Potlatch Corp.	7,853	307,759
Preferred Bank (a)	2,241	31,822
Primerica Inc.	8,540	256,285
PrivateBancorp Inc.	11,773	180,362
Prosperity Bancshares Inc.	9,241	388,122
Provident Financial Holdings Inc.	1,894	33,145
Provident Financial Services Inc.	11,632	173,549
Provident New York Bancorp	7,582	70,588
PS Business Parks Inc.	3,570	231,979
Pzena Investment Management Inc. Class A	1,958	10,573
Radian Group Inc.	25,928	158,420

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
RAIT Financial Trust	9,727	$54,958
Ramco-Gershenson Properties Trust	9,037	120,282
Redwood Trust Inc.	15,392	259,971
Regional Management Corp. (a)	925	15,309
Renasant Corp.	4,951	94,762
Republic Bancorp Inc. Class A	1,945	41,098
Resource America Inc. Class A	2,181	14,547
Resource Capital Corp.	19,309	108,130
Retail Opportunity Investments Corp.	10,134	130,323
RLI Corp.	4,131	267,110
RLJ Lodging Trust	20,754	402,005
Rockville Financial Inc.	5,606	72,317
Roma Financial Corp.	1,613	24,389
Rouse Properties Inc.	4,282	72,451
Ryman Hospitality Properties Inc.	5,517	212,184
S&T Bancorp Inc.	5,667	102,403
Sabra Health Care REIT Inc.	7,180	155,950
Safeguard Scientifics Inc. (a)	4,056	59,826
Safety Insurance Group Inc.	2,455	113,347
Sandy Spring Bancorp Inc.	4,746	92,167
Saul Centers Inc.	1,492	63,843
SCBT Financial Corp.	3,206	128,817
SeaBright Holdings Inc.	3,752	41,535
Seacoast Banking Corporation of Florida (a)	14,735	23,723
Select Income REIT	2,214	54,841
Selective Insurance Group Inc.	10,616	204,570
SI Financial Group Inc.	1,982	22,793
Sierra Bancorp	2,418	27,638
Simmons First National Corp.	3,267	82,851
Simplicity Bancorp Inc.	1,679	25,101
Southside Bancshares Inc.	3,429	72,215
Southwest Bancorp Inc. (a)	3,828	42,874
Sovran Self Storage Inc.	5,673	352,293
Spirit Realty Capital Inc.	6,446	114,610
STAG Industrial Inc.	6,171	110,893
Starwood Property Trust Inc.	26,321	604,330
State Auto Financial Corp.	2,850	42,579
State Bank Financial Corp.	6,238	99,059
StellarOne Corp.	4,467	63,163
Sterling Bancorp NY	6,133	55,872
Sterling Financial Corp.	5,210	108,785
Stewart Information Services Corp.	3,543	92,118
Stifel Financial Corp. (a)	10,430	333,447
Strategic Hotels & Resorts Inc. (a)	35,108	224,691
Suffolk Bancorp (a)	1,923	25,191
Summit Hotel Properties Inc.	8,047	76,446
Sun Bancorp Inc. (a)	7,731	27,368
Sun Communities Inc.	5,789	230,923
Sunstone Hotel Investors Inc. (a)	26,608	284,972
Susquehanna Bancshares Inc.	36,532	382,855
SWS Group Inc. (a)	5,828	30,830
SY Bancorp Inc.	2,398	53,763
Symetra Financial Corp.	14,966	194,259
Taylor Capital Group Inc. (a)	3,195	57,670
Tejon Ranch Co. (a)	2,562	71,941

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Terreno Realty Corp.	2,640	$40,762
Territorial Bancorp Inc.	2,179	49,790
Texas Capital Bancshares Inc. (a)	7,768	348,162
Thomas Properties Group Inc.	6,130	33,163
Tompkins Financial Corp.	2,117	83,918
Tower Group Inc.	6,767	120,250
TowneBank	5,157	79,882
Tree.com Inc.	1,141	20,572
Trico Bancshares	3,127	52,377
Trustco Bank Corp. NY	17,958	94,818
Trustmark Corp.	12,595	282,884
Two Harbors Investment Corp.	57,369	635,649
UMB Financial Corp.	6,285	275,534
UMH Properties Inc.	2,662	27,498
Umpqua Holdings Corp.	21,776	256,739
Union First Market Bankshares Corp.	3,988	62,891
United Bankshares Inc.	7,972	193,879
United Community Banks Inc. (a)	8,086	76,170
United Financial Bancorp Inc.	3,908	61,434
United Fire Group Inc.	3,871	84,543
Universal Health Realty Income Trust	2,311	116,960
Universal Insurance Holdings Inc.	3,962	17,354
Univest Corp. of Pennsylvania	3,319	56,755
Urstadt Biddle Properties Inc.	4,799	94,444
ViewPoint Financial Group Inc.	6,557	137,304
Virginia Commerce Bancorp (a)	5,237	46,871
Virtus Investment Partners Inc. (a)	1,176	142,225
Walker & Dunlop Inc. (a)	2,248	37,452
Walter Investment Management Corp. (a)	6,934	298,301
Washington Banking Co.	2,986	40,669
Washington Real Estate
Investment Trust	12,876	336,707
Washington Trust Bancorp Inc.	2,771	72,905
Waterstone Financial Inc. (a)	1,455	11,349
Webster Financial Corp.	14,008	287,864
WesBanco Inc.	4,860	107,989
West Bancorporation	3,097	33,386
West Coast Bancorp	3,704	82,044
Westamerica Bancorporation	5,431	231,306
Western Alliance Bancorp (a)	14,075	148,210
Western Asset Mortgage Capital Corp.	3,576	70,698
Westfield Financial Inc.	4,613	33,352
Westwood Holdings Group Inc.	1,303	53,293
Whitestone REIT Class B	2,645	37,162
Wilshire Bancorp Inc. (a)	12,121	71,150
Winthrop Realty Trust	5,587	61,736
Wintrust Financial Corp.	7,056	258,955
WisdomTree Investments Inc. (a)	11,380	69,646
World Acceptance Corp. (a)	2,035	151,730
WSFS Financial Corp.	1,467	61,981
Zillow Inc. (a)	676	18,752

		50,543,587

	Shares	Value
Common Stocks (Cont.)
Health Care (11.83%)
Abaxis Inc.	4,211	$156,228
Abiomed Inc. (a)	6,452	86,844
Acadia Healthcare Company Inc. (a)	5,269	122,926
Accretive Health Inc. (a)	10,979	126,917
Accuray Inc. (a)	13,938	89,621
Achillion Pharmaceuticals Inc. (a)	11,603	93,056
Acorda Therapeutics Inc. (a)	7,805	194,032
Acura Pharmaceuticals Inc. (a)	2,223	4,935
Aegerion Pharmaceuticals Inc. (a)	4,874	123,751
Affymax Inc. (a)	6,983	132,677
Affymetrix Inc. (a)	13,755	43,603
Agenus Inc. (a)	4,826	19,787
Air Methods Corp.	7,455	275,015
Akorn Inc. (a)	10,981	146,706
Align Technology Inc. (a)	13,925	386,419
Alkermes PLC (a)	23,744	439,739
Allos Therapeutics Inc. Contingent Value Rights (a) (c)	15,127	0
Almost Family Inc.	1,584	32,092
Alnylam Pharmaceuticals Inc. (a)	8,950	163,338
Alphatec Holdings Inc. (a)	10,345	17,069
AMAG Pharmaceuticals Inc. (a)	4,177	61,444
Amedisys Inc. (a)	5,885	66,324
Amicus Therapeutics Inc. (a)	5,829	15,622
AMN Healthcare Services Inc. (a)	8,546	98,706
Ampio Pharmaceuticals Inc. (a)	4,917	17,652
Amsurg Corp. (a)	6,095	182,911
Anacor Pharmaceuticals Inc. (a)	3,086	16,047
Analogic Corp.	2,377	176,611
Angiodynamics Inc. (a)	4,853	53,334
Anika Therapeutics Inc. (a)	2,283	22,693
Antares Pharma Inc. (a)	20,860	79,477
Arena Pharmaceuticals Inc. (a)	42,142	380,121
ArQule Inc. (a)	11,602	32,370
Array Biopharma Inc. (a)	22,398	83,321
ArthroCare Corp. (a)	5,386	186,302
Assisted Living Concepts Inc. Class A	3,735	36,416
Astex Pharmaceuticals Inc. (a)	17,998	52,374
athenahealth Inc. (a)	6,946	510,184
AtriCure Inc. (a)	2,780	19,182
Atrion Corp.	306	59,976
Auxilium Pharmaceuticals Inc. (a)	9,372	173,663
AVANIR Pharmaceuticals Inc. Class A (a)	26,557	69,845
Aveo Pharmaceuticals Inc. (a)	7,596	61,148
BG Medicine Inc. (a)	2,071	4,784
BioCryst Pharmaceuticals Inc. (a)	9,574	13,595
BioDelivery Sciences International Inc. (a)	5,259	22,666
Bio-Reference Laboratories Inc. (a)	4,736	135,876
BioScrip Inc. (a)	8,573	92,331
BioSpecifics Technologies Corp. (a)	938	14,023
BioTime Inc. (a)	5,945	18,667

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Cadence Pharmaceuticals Inc. (a)	11,678	$55,938
Cambrex Corp. (a)	5,721	65,105
Cantel Medical Corp.	4,145	123,231
Capital Senior Living Corp. (a)	5,484	102,496
Cardiovascular Systems Inc. (a)	3,252	40,813
Celldex Therapeutics Inc. (a)	12,022	80,668
Cempra Inc. (a)	823	5,267
Centene Corp. (a)	9,977	409,057
Cepheid Inc. (a)	12,702	429,455
Cerus Corp. (a)	10,419	32,924
Chemed Corp.	3,725	255,498
ChemoCentryx Inc. (a)	1,006	11,006
Chindex International Inc. (a)	2,284	23,982
Clovis Oncology Inc. (a)	2,668	42,688
Codexis Inc. (a)	4,890	10,807
Computer Programs & Systems Inc.	2,157	108,583
Conceptus Inc. (a)	6,142	129,043
Conmed Corp.	5,455	152,467
Corcept Therapeutics Inc. (a)	9,255	13,235
Cornerstone Therapeutics Inc. (a)	1,538	7,275
Coronado Biosciences Inc. (a)	3,452	15,569
Corvel Corp. (a)	1,186	53,168
Cross Country Healthcare Inc. (a)	4,868	23,366
CryoLife Inc.	5,156	32,122
Cubist Pharmaceuticals Inc. (a)	12,285	516,707
Cumberland Pharmaceuticals Inc. (a)	2,185	9,177
Curis Inc. (a)	15,491	53,134
Cyberonics Inc. (a)	5,353	281,193
Cynosure Inc. Class A (a)	2,366	57,044
Cytori Therapeutics Inc. (a)	11,722	33,056
Dendreon Corp. (a)	29,743	157,043
DepoMed Inc. (a)	10,918	67,582
Derma Sciences Inc. (a)	2,262	25,131
Dexcom Inc. (a)	13,233	180,101
Discovery Laboratories Inc. (a)	8,390	17,703
Durata Therapeutics Inc. (a)	1,696	12,957
Dyax Corp. (a)	18,948	65,939
Dynavax Technologies Corp. (a)	33,654	96,250
Emergent Biosolutions Inc. (a)	5,049	80,986
Emeritus Corp. (a)	5,958	147,282
Endocyte Inc. (a)	5,793	52,021
Endologix Inc. (a)	10,750	153,080
Ensign Group Inc., The	3,384	92,011
EnteroMedics Inc. (a)	4,809	13,465
Enzon Pharmaceuticals Inc.	7,361	32,609
ePocrates Inc. (a)	3,518	31,029
Exact Sciences Corp. (a)	12,399	131,305
Exactech Inc. (a)	1,714	29,052
ExamWorks Group Inc. (a)	5,703	79,785
Exelixis Inc. (a)	35,423	161,883
Five Star Quality Care Inc. (a)	8,264	41,403
Fluidigm Corp. (a)	4,632	66,284
Furiex Pharmaceuticals Inc. (a)	1,486	28,620
Genomic Health Inc. (a)	3,106	84,670
Gentiva Health Services Inc. (a)	6,001	60,310
Geron Corp. (a)	25,579	36,066

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Globus Medical Inc. Class A (a)	1,917	$20,109
Greatbatch Inc. (a)	4,618	107,322
Greenway Medical Technologies Inc. (a)	1,490	22,886
GTx Inc. (a)	5,128	21,538
Haemonetics Corp. (a)	9,846	402,111
Halozyme Therapeutics Inc. (a)	17,552	117,774
Hanger Inc. (a)	6,591	180,330
Hansen Medical Inc. (a)	10,976	22,830
Harvard Bioscience Inc. (a)	4,555	19,951
Healthsouth Corp. (a)	18,504	390,619
HealthStream Inc. (a)	3,823	92,937
Healthways Inc. (a)	6,466	69,186
HeartWare International Inc. (a)	2,742	230,191
Hi-Tech Pharmacal Co. Inc.	2,104	73,598
HMS Holdings Corp. (a)	16,670	432,086
Horizon Pharma Inc. (a)	7,246	16,883
Hyperion Therapeutics Inc. (a)	616	6,948
ICU Medical Inc. (a)	2,431	148,121
Idenix Pharmaceuticals Inc. (a)	17,652	85,612
ImmunoCellular Therapeutics Ltd. (a)	10,019	19,236
ImmunoGen Inc. (a)	16,173	206,206
Immunomedics Inc. (a)	12,906	37,686
Impax Laboratories Inc. (a)	12,983	266,022
Infinity Pharmaceuticals Inc. (a)	5,498	192,430
Insulet Corp. (a)	9,308	197,516
Integra LifeSciences Holdings Corp. (a)	3,800	148,086
Intercept Pharmaceuticals Inc. (a)	899	30,782
InterMune Inc. (a)	12,788	123,916
Invacare Corp.	6,212	101,256
IPC The Hospitalist Co. (a)	3,190	126,675
Ironwood Pharmaceuticals Inc. (a)	14,640	162,358
Isis Pharmaceuticals Inc. (a)	19,381	202,725
Jazz Pharmaceuticals PLC (a)	8,047	428,100
Keryx Biopharmaceuticals Inc. (a)	13,999	36,677
Kindred Healthcare Inc. (a)	10,334	111,814
KYTHERA Biopharmaceuticals Inc. (a)	962	29,187
Landauer Inc.	1,854	113,483
Lannett Company Inc. (a)	3,038	15,068
Lexicon Pharmaceuticals Inc. (a)	40,865	90,720
LHC Group Inc. (a)	2,838	60,449
Ligand Pharmaceuticals Inc. Class B (a)	3,336	69,189
Luminex Corp. (a)	8,038	134,717
Magellan Health Services Inc. (a)	5,300	259,700
MAKO Surgical Corp. (a)	7,541	97,053
MannKind Corp. (a)	21,984	50,783
MAP Pharmaceuticals Inc. (a)	5,501	86,421
Masimo Corp.	9,666	203,083
Maxygen Inc.	5,555	13,665
MedAssets Inc. (a)	11,342	190,205
Medicines Co., The (a)	10,692	256,287
Medidata Solutions Inc. (a)	4,292	168,203
Merge Healthcare Inc. (a)	11,578	28,598
Meridian Bioscience Inc.	7,953	161,048
Merit Medical Systems Inc. (a)	8,212	114,147

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Merrimack Pharmaceuticals Inc. (a)	2,856	$17,393
Molina Healthcare Inc. (a)	5,841	158,057
Momenta Pharmaceuticals Inc. (a)	9,053	106,644
MWI Veterinary Supply Inc. (a)	2,480	272,800
National Healthcare Corp.	2,045	96,156
National Research Corp.	482	26,124
Natus Medical Inc. (a)	5,674	63,435
Navidea Biopharmaceuticals Inc. (a)	18,637	52,743
Nektar Therapeutics (a)	22,145	164,094
Neogen Corp. (a)	4,557	206,523
Neurocrine Biosciences Inc. (a)	12,935	96,754
NewLink Genetics Corp. (a)	2,470	30,875
Novavax Inc. (a)	24,843	46,953
NPS Pharmaceuticals Inc. (a)	16,729	152,234
NuVasive Inc. (a)	8,318	128,596
NxStage Medical Inc. (a)	9,917	111,566
Obagi Medical Products Inc. (a)	3,378	45,907
Omeros Corp. (a)	4,924	25,556
Omnicell Inc. (a)	6,555	97,473
OncoGenex Pharmaceutical Inc. (a)	2,802	36,762
Oncothyreon Inc. (a)	11,198	21,500
Opko Health Inc. (a)	20,813	100,111
Optimer Pharmaceuticals Inc. (a)	9,210	83,350
OraSure Technologies Inc. (a)	10,551	75,756
Orexigen Therapeutics Inc. (a)	14,094	74,275
Orthofix International NV (a)	3,605	141,785
Osiris Therapeutics Inc. (a)	3,117	27,991
Owens & Minor Inc.	12,343	351,899
Pacific Biosciences of California Inc. (a)	6,702	11,393
Pacira Pharmaceuticals Inc. (a)	3,601	62,909
Pain Therapeutics Inc.	7,184	19,469
Palomar Medical Technologies Inc. (a)	3,767	34,694
Parexel International Corp. (a)	11,590	342,948
PDI Inc. (a)	1,809	13,748
PDL BioPharma Inc.	27,084	190,942
Pernix Therapeutics Holdings Inc. (a)	1,692	13,113
Pharmacyclics Inc. (a)	10,569	611,945
PharMerica Corp. (a)	5,725	81,524
PhotoMedex Inc. (a)	2,541	36,870
Pozen Inc. (a)	5,217	26,137
Progenics Pharmaceuticals Inc. (a)	7,470	22,261
Providence Service Corp. (a)	2,477	42,084
PSS World Medical Inc. (a)	9,792	282,793
Quality Systems Inc.	7,686	133,429
Questcor Pharmaceuticals Inc.	10,420	278,422
Quidel Corp. (a)	5,471	102,144
Raptor Pharmaceutical Corp. (a)	9,909	57,968
Regulus Therapeutics Inc. (a)	2,237	14,093
Repligen Corp. (a)	5,903	37,130
Repros Therapeutics Inc. (a)	3,321	52,306
Rigel Pharmaceuticals Inc. (a)	16,570	107,705
Rochester Medical Corp. (a)	1,976	19,918
Rockwell Medical Inc. (a)	4,054	32,635
RTI Biologics Inc. (a)	10,988	46,919

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Sagent Pharmaceuticals Inc. (a)	1,815	$29,203
Sangamo BioSciences Inc. (a)	10,019	60,214
Santarus Inc. (a)	10,725	117,760
SciClone Pharmaceuticals Inc. (a)	11,092	47,807
Seattle Genetics Inc. (a)	18,418	427,298
Select Medical Holdings Corp.	6,742	63,577
Sequenom Inc. (a)	22,354	105,511
SIGA Technologies Inc. (a)	6,754	17,695
Skilled Healthcare Group Inc. Class A (a)	3,788	24,130
Solta Medical Inc. (a)	13,287	35,476
Spectranetics Corp. (a)	6,721	99,269
Spectrum Pharmaceuticals Inc.	11,490	128,573
STAAR Surgical Co. (a)	7,158	43,664
STERIS Corp.	11,238	390,296
Sucampo Pharmaceuticals Inc. Class A (a)	2,186	10,711
Sunesis Pharmaceuticals Inc. (a)	5,868	24,646
Sunrise Senior Living Inc. (a)	11,257	161,876
Supernus Pharmaceuticals Inc. (a)	882	6,324
SurModics Inc. (a)	2,443	54,625
Symmetry Medical Inc. (a)	7,068	74,355
Synageva BioPharma Corp. (a)	2,038	94,339
Synergy Pharmaceuticals Inc. (a)	7,981	41,980
Synta Pharmaceuticals Corp. (a)	7,706	69,508
Targacept Inc. (a)	5,426	23,766
Team Health Holdings Inc. (a)	5,527	159,012
Tesaro Inc. (a)	826	14,001
Theravance Inc. (a)	11,761	261,917
Threshold Pharmaceuticals Inc. (a)	8,802	37,056
Tornier NV (a)	3,060	51,377
Transcept Pharmaceuticals Inc. (a)	2,460	10,947
Triple-S Management Corp. Class B (a)	3,769	69,613
Trius Therapeutics Inc. (a)	5,165	24,689
U.S. Physical Therapy Inc.	2,280	62,791
Unilife Corp. (a)	15,760	35,775
Universal American Corp.	7,306	62,759
Utah Medical Products Inc.	608	21,918
Vanda Pharmaceuticals Inc. (a)	5,657	20,931
Vanguard Health Systems Inc. (a)	6,214	76,122
Vascular Solutions Inc. (a)	3,214	50,781
Ventrus Biosciences Inc. (a)	2,442	5,275
Verastem Inc. (a)	1,230	10,812
Vical Inc. (a)	14,363	41,796
ViroPharma Inc. (a)	12,784	290,964
VIVUS Inc. (a)	19,317	259,234
Vocera Communications Inc. (a)	1,370	34,387
Volcano Corp. (a)	10,322	243,702
WellCare Health Plans Inc. (a)	8,354	406,756
West Pharmaceutical Services Inc.	6,580	360,255
Wright Medical Group Inc. (a)	7,590	159,314
Xenoport Inc. (a)	8,290	64,413
XOMA Corp. (a)	15,745	37,709
Young Innovations Inc.	1,088	42,878
Zeltiq Aesthetics Inc. (a)	3,279	15,182

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
ZIOPHARM Oncology Inc. (a)	13,029	$54,201
Zogenix Inc. (a)	10,310	13,719

		28,167,284

Industrials (15.16%)
A.T. Cross Co. Class A (a)	1,864	20,094
Aaon Inc.	3,655	76,280
AAR Corp.	7,823	146,134
ABM Industries Inc.	10,404	207,560
Acacia Research Corp. (a)	9,655	247,651
ACCO Brands Corp. (a)	22,038	161,759
Accuride Corp. (a)	9,215	29,580
Aceto Corp.	5,257	52,780
Acorn Energy Inc.	3,483	27,202
Actuant Corp. Class A	14,106	393,698
Acuity Brands Inc.	8,204	555,657
Advisory Board Co., The (a)	6,655	311,387
Aegion Corp. (a)	7,594	168,511
Aerovironment Inc. (a)	3,389	73,677
Air Transport Services Group Inc. (a)	10,502	42,113
Aircastle Ltd.	11,481	143,972
Alamo Group Inc.	1,344	43,868
Alaska Air Group Inc. (a)	13,796	594,470
Albany International Corp. Class A	5,395	122,359
Allegiant Travel Co.	2,888	212,008
Altra Holdings Inc.	5,262	116,027
AMERCO	1,686	213,802
Ameresco Inc. Class A (a)	3,929	38,543
American Railcar Industries Inc.	1,800	57,114
American Reprographics Co. (a)	7,297	18,680
American Science & Engineering Inc.	1,622	105,771
American Superconductor Corp. (a)	7,812	20,467
American Woodmark Corp. (a)	1,866	51,912
Ampco-Pittsburgh Corp.	1,640	32,767
AO Smith Corp.	7,569	477,377
API Technologies Corp. (a)	6,103	17,943
Apogee Enterprises Inc.	5,535	132,674
Applied Industrial Technologies Inc.	8,177	343,516
Argan Inc.	1,896	34,128
Arkansas Best Corp.	4,942	47,196
Astec Industries Inc.	3,911	130,354
Astronics Corp. (a)	2,283	52,235
Atlas Air Worldwide Holdings Inc. (a)	5,102	226,070
Avis Budget Group Inc. (a)	20,568	407,658
AZZ Inc.	4,878	187,462
Barnes Group Inc.	10,542	236,773
Barrett Business Services Inc.	1,362	51,879
Beacon Roofing Supply Inc. (a)	9,120	303,514
Belden Inc.	8,824	396,992
Blount International Inc. (a)	9,556	151,176
BlueLinx Holdings Inc. (a)	4,202	11,808
Brady Corp.	9,504	317,434
Briggs & Stratton Corp.	9,423	198,637
Brink’s Co., The	9,144	260,878
Builders FirstSource Inc. (a)	8,620	48,100
CAI International Inc. (a)	2,766	60,714

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Capstone Turbine Corp. (a)	58,324	$51,908
Cascade Corp.	1,769	113,747
Casella Waste Systems Inc. Class A (a)	7,254	31,773
CBIZ Inc. (a)	7,400	43,734
CDI Corp.	2,673	45,788
CECO Environmental Corp.	1,345	13,383
Celadon Group Inc.	3,933	71,069
Cenveo Inc. (a)	10,830	29,241
Chart Industries Inc. (a)	5,791	386,086
CIRCOR International Inc.	3,399	134,566
Clarcor Inc.	9,768	466,715
Coleman Cable Inc.	1,772	16,426
Columbus McKinnon Corp. (a)	3,764	62,181
Comfort Systems USA Inc.	7,110	86,458
Commercial Vehicle Group Inc. (a)	4,857	39,876
CompX International Inc.	143	1,992
Consolidated Graphics Inc. (a)	1,403	48,993
Corporate Executive Board Co., The	6,499	308,443
Courier Corp.	1,777	19,547
CPI Aerostructures Inc. (a)	1,261	12,623
CRA International Inc. (a)	1,972	38,986
Cubic Corp.	3,068	147,172
Curtiss-Wright Corp.	9,102	298,819
Deluxe Corp.	9,903	319,273
DigitalGlobe Inc. (a)	6,977	170,518
Dolan Co., The (a)	5,960	23,184
Douglas Dynamics Inc.	4,321	62,179
DXP Enterprises Inc. (a)	1,723	84,548
Dycom Industries Inc. (a)	6,568	130,046
Dynamic Materials Corp.	2,626	36,501
Eastern Co., The	1,124	17,782
Echo Global Logistics Inc. (a)	2,881	51,772
Edgen Group Inc. (a)	2,916	20,587
EMCOR Group Inc.	12,899	446,434
Encore Wire Corp.	3,203	97,083
Energy Recovery Inc. (a)	8,253	28,060
Energy Solutions Inc. (a)	15,623	48,744
EnerNOC Inc. (a)	4,759	55,918
EnerSys (a)	9,302	350,034
Ennis Inc.	5,111	79,067
Enphase Energy Inc. (a)	1,485	5,420
EnPro Industries Inc. (a)	4,011	164,050
ESCO Technologies Inc.	5,195	194,345
Esterline Technologies Corp. (a)	5,957	378,925
Exponent Inc. (a)	2,603	145,325
Federal Signal Corp. (a)	12,160	92,538
Flow International Corp. (a)	9,426	32,991
Forward Air Corp.	5,615	196,581
Franklin Covey Co. (a)	2,613	33,708
Franklin Electric Co. Inc.	4,541	282,314
Freightcar America Inc.	2,342	52,508
FTI Consulting Inc. (a)	8,149	268,917
FuelCell Energy Inc. (a)	29,343	26,908
Furmanite Corp. (a)	7,246	38,911
G&K Services Inc. Class A	3,678	125,604
Genco Shipping & Trading Ltd. (a)	6,279	21,914

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
GenCorp Inc. (a)	11,657	$106,662
Generac Holdings Inc.	4,796	164,551
Genesee & Wyoming Inc. Class A (a)	8,602	654,440
Geo Group Inc., The	11,901	335,608
GeoEye Inc. (a)	2,935	90,193
Gibraltar Industries Inc. (a)	5,987	95,313
Global Power Equipment Group Inc.	3,362	57,658
Gorman-Rupp Co., The	2,954	88,118
GP Strategies Corp. (a)	2,857	58,997
Graham Corp.	1,921	37,460
Granite Construction Inc.	7,495	251,982
Great Lakes Dredge & Dock Co.	11,572	103,338
Greenbrier Companies Inc. (a)	4,472	72,312
Griffon Corp.	8,834	101,238
H&E Equipment Services Inc.	5,628	84,814
Hardinge Inc.	2,187	21,739
Hawaiian Holdings Inc. (a)	9,871	64,852
Healthcare Services Group Inc.	12,997	301,920
Heartland Express Inc.	9,286	121,368
Heico Corp.	10,192	456,194
Heidrick & Struggles International Inc.	3,472	52,983
Heritage-Crystal Clean Inc. (a)	1,488	22,335
Herman Miller Inc.	11,294	241,917
Hexcel Corp. (a)	19,301	520,355
Hill International Inc. (a)	4,599	16,832
HNI Corp.	8,848	265,971
Houston Wire & Cable Co.	3,485	42,761
Hub Group Inc. (a)	7,207	242,155
Hudson Global Inc. (a)	6,513	29,178
Hurco Companies Inc. (a)	1,264	29,072
Huron Consulting Group Inc. (a)	4,457	150,156
Hyster-Yale Materials Handling Inc.	2,130	103,944
ICF International Inc. (a)	3,891	91,205
II-VI Inc. (a)	10,215	186,628
Innerworkings Inc. (a)	6,199	85,422
Insperity Inc.	4,348	141,571
Insteel Industries Inc.	3,359	41,920
Interface Inc.	11,291	181,559
International Shipholding Corp.	1,107	18,243
Intersections Inc.	1,861	17,642
Jetblue Airways Corp. (a)	45,222	258,218
John Bean Technologies Corp.	5,642	100,258
Kadant Inc. (a)	2,291	60,734
Kaman Corp.	5,128	188,710
Kaydon Corp.	6,248	149,515
Kelly Services Inc. Class A	5,196	81,785
Keyw Holding Corp., The (a)	4,811	61,052
Kforce Inc.	5,633	80,721
Kimball International Inc. Class B	6,382	74,095
Knight Transportation Inc.	11,229	164,280
Knoll Inc.	9,378	144,046
Korn/Ferry International (a)	9,340	148,132
Kratos Defense & Security Solutions Inc. (a)	7,849	39,480
L.B. Foster Co. Class A	1,754	76,194
Layne Christensen Co. (a)	3,877	94,095

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Lindsay Corp.	2,458	$196,935
LMI Aerospace Inc. (a)	1,803	34,870
LSI Industries Inc.	3,913	27,430
Lydall Inc. (a)	3,262	46,777
Marten Transport Ltd.	3,039	55,887
MasTec Inc. (a)	10,647	265,430
McGrath Rentcorp	4,838	140,399
Meritor Inc. (a)	18,863	89,222
Metalico Inc. (a)	7,772	15,233
Met-Pro Corp.	2,805	27,180
Michael Baker Corp.	1,691	42,157
Middleby Corp. (a)	3,636	466,172
Miller Industries Inc.	2,058	31,384
Mine Safety Appliances Co.	5,376	229,609
Mistras Group Inc. (a)	3,055	75,428
Mobile Mini Inc. (a)	7,457	155,329
Moog Inc. Class A (a)	8,780	360,243
Mueller Industries Inc.	3,839	192,065
Mueller Water Products Inc.	30,328	170,140
Multi-Color Corp.	2,616	62,758
MYR Group Inc. (a)	4,012	89,267
National Presto Industries Inc.	949	65,576
Navigant Consulting Inc. (a)	10,027	111,901
NCI Building Systems Inc. (a)	3,451	47,969
NL Industries Inc.	1,349	15,446
NN Inc. (a)	3,401	31,153
Nortek Inc. (a)	1,497	99,176
Northwest Pipe Co. (a)	1,822	43,473
Odyssey Marine Exploration Inc. (a)	14,286	42,429
Old Dominion Freight Line Inc. (a)	13,843	474,538
Omega Flex Inc.	508	6,279
On Assignment Inc. (a)	8,287	168,060
Orbital Sciences Corp. (a)	11,518	158,603
Orion Marine Group Inc. (a)	5,274	38,553
Pacer International Inc. (a)	6,915	26,968
Park-Ohio Holdings Corp. (a)	1,696	36,142
Patrick Industries Inc. (a)	783	12,183
Patriot Transportation Holding Inc. (a)	1,213	34,486
Pendrell Corp. (a)	29,622	37,620
Performant Financial Corp. (a)	1,652	16,685
PGT Inc. (a)	3,929	17,680
Pike Electric Corp.	3,441	32,862
PMFG Inc. (a)	4,170	37,905
Powell Industries Inc. (a)	1,744	72,428
Preformed Line Products Co.	463	27,511
Primoris Services Corp.	5,845	87,909
Proto Labs Inc. (a)	962	37,922
Quad Graphics Inc.	4,918	100,278
Quality Distribution Inc. (a)	4,154	24,924
Quanex Building Products Corp.	7,118	145,278
Rand Logistics Inc. (a)	3,224	20,956
Raven Industries Inc.	6,988	184,204
RBC Bearings Inc. (a)	4,317	216,152
Republic Airways Holdings Inc. (a)	9,468	53,778
Resources Connection Inc.	8,258	98,601

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Rexnord Corp. (a)	5,592	$119,110
Roadrunner Transportation Systems Inc. (a)	2,689	48,778
Robbins & Myers Inc.	7,454	443,140
RPX Corp. (a)	4,105	37,109
Rush Enterprises Inc. Class A (a)	6,492	134,190
Saia Inc. (a)	3,094	71,533
Sauer-Danfoss Inc.	2,276	121,470
Schawk Inc.	2,270	29,873
Seaboard Corp.	59	149,263
SeaCube Container Leasing Ltd.	2,096	39,510
SIFCO Industries Inc.	457	7,198
Simpson Manufacturing Co. Inc.	7,767	254,680
SkyWest Inc.	9,941	123,865
Spirit Airlines Inc. (a)	8,019	142,097
Standard Parking Corp. (a)	3,082	67,773
Standex International Corp.	2,466	126,481
Steelcase Inc.	14,794	188,476
Sterling Construction Company Inc. (a)	3,275	32,554
Sun Hydraulics Corp.	4,035	105,233
Swift Transportation Co. (a)	15,402	140,466
Swisher Hygiene Inc. (a)	21,772	38,101
Sykes Enterprises Inc. (a)	7,579	115,352
Sypris Solutions Inc.	2,022	8,007
TAL International Group Inc.	5,684	206,784
Taser International Inc. (a)	9,917	88,658
Team Inc. (a)	3,854	146,606
Teledyne Technologies Inc. (a)	7,122	463,429
Tennant Co.	3,650	160,418
Tetra Tech Inc. (a)	12,308	325,547
Textainer Group Holdings Ltd.	2,689	84,596
Thermon Group Holdings Inc. (a)	2,872	64,706
Titan International Inc.	9,244	200,780
Titan Machinery Inc. (a)	3,302	81,559
TMS International Corp. Class A (a)	2,565	32,114
TRC Companies Inc. (a)	2,964	17,250
Trex Co. Inc. (a)	2,901	108,004
TriMas Corp. (a)	6,250	174,750
TrueBlue Inc. (a)	7,895	124,346
Tutor Perini Corp. (a)	6,969	95,475
Twin Disc Inc.	1,621	28,254
UniFirst Corp.	2,813	206,249
United Stationers Inc.	7,840	242,962
Universal Forest Products Inc.	3,797	144,438
Universal Truckload Services Inc.	1,061	19,363
US Airways Group Inc. (a)	31,552	425,952
US Ecology Inc.	3,515	82,743
USG Corp. (a)	14,368	403,310
Viad Corp.	3,964	107,662
Vicor Corp. (a)	3,848	20,856
VSE Corp.	815	19,976
Wabash National Corp. (a)	13,173	118,162
WageWorks Inc. (a)	1,361	24,226
Watsco Inc.	5,694	426,481
Watts Water Technologies Inc.	5,451	234,338
Werner Enterprises Inc.	8,617	186,730

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Wesco Aircraft Holdings Inc. (a)	3,503	$46,275
Willis Lease Finance Corp. (a)	986	14,110
Woodward Inc.	13,430	512,086
XPO Logistics Inc. (a)	3,438	59,752
Zipcar Inc. (a)	5,215	42,971

		36,090,217

Information Technology (16.24%)
3D Systems Corp. (a)	9,088	484,845
Accelrys Inc. (a)	10,845	98,147
ACI Worldwide Inc. (a)	7,689	335,932
Active Network Inc., The (a)	7,562	37,129
Actuate Corp. (a)	9,589	53,698
Acxiom Corp. (a)	14,889	259,962
Adtran Inc.	12,367	241,651
Advanced Energy Industries Inc. (a)	7,699	106,323
Advent Software Inc. (a)	6,113	130,696
Aeroflex Holding Corp. (a)	3,783	26,481
Agilysys Inc. (a)	2,977	24,917
Alpha & Omega Semiconductor Ltd. (a)	3,320	27,888
Ambarella Inc. (a)	1,064	11,864
Ambient Corp. (a)	492	1,481
American Software Inc. Class A	4,662	36,177
Amkor Technology Inc. (a)	14,238	60,512
ANADIGICS Inc. (a)	13,981	35,232
Anaren Inc. (a)	2,671	51,951
Angie’s List Inc. (a)	6,941	83,223
Anixter International Inc.	5,463	349,523
Applied Micro Circuits Corp. (a)	12,475	104,790
Arris Group Inc. (a)	21,957	328,038
Aruba Networks Inc. (a)	21,706	450,400
Aspen Technology Inc. (a)	18,180	502,495
ATMI Inc. (a)	6,230	130,082
Audience Inc. (a)	1,180	12,260
AVG Technologies NV (a)	1,557	24,647
Aviat Networks Inc. (a)	11,945	39,299
Avid Technology Inc. (a)	5,781	43,820
Aware Inc.	2,151	11,787
Axcelis Technologies Inc. (a)	21,118	29,354
AXT Inc. (a)	6,254	17,574
Badger Meter Inc.	2,801	132,795
Bankrate Inc. (a)	9,026	112,374
Bazaarvoice Inc. (a)	2,020	18,887
Bel Fuse Inc.	2,082	40,703
Benchmark Electronics Inc. (a)	11,175	185,729
Black Box Corp.	3,138	76,379
Blackbaud Inc.	8,751	199,785
Blucora Inc. (a)	7,704	121,030
Bottomline Technologies Inc. (a)	6,789	179,162
Brightcove Inc. (a)	1,118	10,107
BroadSoft Inc. (a)	5,316	193,130
Brooks Automation Inc.	12,955	104,288
Cabot Microelectronics Corp.	4,567	162,174
CACI International Inc. Class A (a)	4,414	242,902

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
CalAmp Corp. (a)	5,587	$46,484
Calix Inc. (a)	7,703	59,236
Callidus Software Inc. (a)	6,781	30,786
Carbonite Inc. (a)	2,194	20,294
Cardtronics Inc. (a)	8,570	203,452
Cass Information Systems Inc.	2,003	84,527
Cavium Inc. (a)	9,658	301,426
CEVA Inc. (a)	4,493	70,765
Checkpoint Systems Inc. (a)	7,901	84,857
Ciber Inc. (a)	14,185	47,378
Ciena Corp. (a)	19,230	301,911
Cirrus Logic Inc. (a)	12,509	362,386
Cognex Corp.	8,315	306,158
Coherent Inc.	4,583	231,991
Cohu Inc.	4,700	50,948
CommVault Systems Inc. (a)	8,651	603,061
Computer Task Group Inc. (a)	2,999	54,672
comScore Inc. (a)	6,905	95,151
Comtech Telecommunications Corp.	3,462	87,866
Comverse Inc. (a)	4,214	120,225
Comverse Technology Inc. (a)	42,689	163,926
Constant Contact Inc. (a)	5,952	84,578
Convergys Corp.	21,068	345,726
Cornerstone OnDemand Inc. (a)	6,560	193,717
CoStar Group Inc. (a)	5,478	489,569
Cray Inc. (a)	7,252	115,669
CSG Systems International Inc. (a)	6,597	119,933
CTS Corp.	6,438	68,436
Cymer Inc. (a)	5,994	542,037
Daktronics Inc.	7,091	78,497
Datalink Corp. (a)	2,925	25,009
Dealertrack Technologies Inc. (a)	8,239	236,624
Demand Media Inc. (a)	5,814	54,012
Demandware Inc. (a)	1,273	34,778
Dice Holdings Inc. (a)	8,097	74,330
Digi International Inc. (a)	5,100	48,297
Digimarc Corp.	1,385	28,670
Digital River Inc. (a)	7,216	103,838
Diodes Inc. (a)	6,933	120,288
DSP Group Inc. (a)	4,259	24,532
DTS Inc. (a)	3,539	59,101
E2open Inc. (a)	904	12,801
EarthLink Inc.	20,469	132,230
Ebix Inc.	5,480	88,064
Echelon Corp. (a)	7,412	18,159
Electro Rent Corp.	3,686	56,691
Electro Scientific Industries Inc.	4,439	44,168
Electronics for Imaging Inc. (a)	8,901	169,030
Ellie Mae Inc. (a)	4,899	135,947
Eloqua Inc. (a)	1,745	41,165
Emulex Corp. (a)	16,760	122,348
Entegris Inc. (a)	26,622	244,390
Entropic Communications Inc. (a)	17,230	91,147
Envestnet Inc. (a)	4,074	56,832
Envivio Inc. (a)	1,484	2,523
EPAM Systems Inc. (a)	952	17,231

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
EPIQ Systems Inc.	6,145	$78,533
ePlus Inc.	752	31,088
Euronet Worldwide Inc. (a)	9,837	232,153
Exa Corp. (a)	1,199	11,666
ExactTarget Inc. (a)	1,904	38,080
Exar Corp. (a)	7,237	64,409
Exlservice Holdings Inc. (a)	4,559	120,814
Extreme Networks Inc. (a)	18,403	66,987
Fabrinet (a)	4,319	56,752
Fair Isaac Corp.	6,629	278,617
FalconStor Software Inc. (a)	5,940	13,840
FARO Technologies Inc. (a)	3,304	117,887
FEI Co.	7,378	409,184
Finisar Corp. (a)	17,748	289,292
First Solar Inc. (a) (b)	11,672	360,431
Fleetmatics Group Ltd. PLC (a)	1,696	42,671
Formfactor Inc. (a)	9,700	44,232
Forrester Research Inc.	2,748	73,646
Gerber Scientific Inc. Escrow Shares (a) (c)	4,900	0
Global Cash Access Holdings Inc. (a)	10,313	80,854
Globecomm Systems Inc. (a)	4,418	49,923
Glu Mobile Inc. (a)	10,614	24,306
GSI Group Inc. (a)	5,698	49,345
GSI Technology Inc. (a)	3,956	24,804
GT Advanced Technologies Inc. (a)	22,653	68,412
Guidance Software Inc. (a)	2,706	32,120
Guidewire Software Inc. (a)	3,925	116,651
Hackett Group Inc., The	4,796	20,527
Harmonic Inc. (a)	22,976	116,488
Heartland Payment Systems Inc.	7,487	220,866
Higher One Holdings Inc. (a)	6,289	66,286
Hittite Microwave Corp. (a)	6,083	377,754
iGate Corp. (a)	6,283	99,083
Imation Corp. (a)	5,881	27,464
Immersion Corp. (a)	5,309	36,473
Imperva Inc. (a)	1,904	60,033
Infinera Corp. (a)	21,439	124,561
Infoblox Inc. (a)	1,506	27,063
Innodata Isogen Inc. (a)	4,216	15,936
Inphi Corp. (a)	4,578	43,857
Insight Enterprises Inc. (a)	8,628	149,868
Integrated Device Technology Inc. (a)	27,623	201,648
Integrated Silicon Solution Inc. (a)	5,266	47,394
Interactive Intelligence Group (a)	2,869	96,226
InterDigital Inc.	7,924	325,676
Intermec Inc. (a)	11,713	115,490
Intermolecular Inc. (a)	2,673	23,790
Internap Network Services Corp. (a)	10,363	71,919
International Rectifier Corp. (a)	13,362	236,908
Intersil Corp. Class A	24,834	205,874
Intevac Inc. (a)	4,476	20,455
Intralinks Holdings Inc. (a)	7,108	43,856
InvenSense Inc. (a)	7,126	79,170
iPass Inc. (a)	9,777	17,892
Ixia (a)	8,240	139,915

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
IXYS Corp.	4,728	$43,214
j2 Global Inc.	8,948	273,630
Jive Software Inc. (a)	3,173	46,104
Kemet Corp. (a)	8,671	43,615
Key Tronic Corp. (a)	2,038	20,869
Keynote Systems Inc.	3,071	43,270
Kopin Corp. (a)	13,196	43,943
KVH Industries Inc. (a)	2,791	39,018
Lattice Semiconductor Corp. (a)	22,974	91,666
Limelight Networks Inc. (a)	12,018	26,680
Lionbridge Technologies Inc. (a)	10,865	43,677
Liquidity Services Inc. (a)	4,570	186,730
Littelfuse Inc.	4,203	259,367
LivePerson Inc. (a)	10,612	139,442
LogMeIn Inc. (a)	4,315	96,699
Loral Space & Communications Inc.	2,146	117,300
LTX-Credence Corp. (a)	9,569	62,773
M/A-COM Technology Solutions Holdings Inc. (a)	1,169	17,500
Manhattan Associates Inc. (a)	3,943	237,921
ManTech International Corp. Class A	4,526	117,404
Marchex Inc. Class B	4,166	17,122
Market Leader Inc. (a)	4,155	27,215
Mattersight Corp. (a)	1,888	9,383
Mattson Technology Inc. (a)	11,212	9,418
MAXIMUS Inc.	6,576	415,735
MaxLinear Inc. Class A (a)	4,222	21,194
Maxwell Technologies Inc. (a)	5,748	47,651
Measurement Specialties Inc. (a)	2,925	100,503
MeetMe Inc. (a)	3,644	12,718
MEMC Electronic Materials Inc. (a)	45,051	144,614
Mentor Graphics Corp. (a)	18,073	307,602
Mercury Systems Inc. (a)	6,049	55,651
Mesa Laboratories Inc.	493	24,704
Methode Electronics Inc.	7,239	72,607
Micrel Inc.	9,366	88,977
Microsemi Corp. (a)	17,228	362,477
MicroStrategy Inc. (a)	1,659	154,917
Millennial Media Inc. (a)	2,232	27,967
Mindspeed Technologies Inc. (a)	6,713	31,417
MIPS Technologies Inc. (a)	9,222	72,116
MKS Instruments Inc.	10,202	263,008
ModusLink Global Solutions Inc. (a)	7,759	22,501
MoneyGram International Inc. (a)	4,167	55,379
Monolithic Power Systems Inc.	5,968	132,967
Monotype Imaging Holdings Inc.	7,145	114,177
Monster Worldwide Inc. (a) (b)	23,353	131,244
MoSys Inc. (a)	6,766	23,546
Move Inc. (a)	7,707	58,496
MTS Systems Corp.	3,136	159,716
Multi-Fineline Electronix Inc. (a)	1,700	34,357
Nanometrics Inc. (a)	4,600	66,332
Neonode Inc. (a)	4,379	21,282
NeoPhotonics Corp. (a)	3,683	21,140
Netgear Inc. (a)	7,319	288,515
NetScout Systems Inc. (a)	7,145	185,699

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Newport Corp. (a)	7,477	$100,566
NIC Inc.	12,466	203,694
NumereX Corp. Class A (a)	1,878	24,677
NVE Corp. (a)	918	50,940
Oclaro Inc. (a)	14,079	22,104
OCZ Technology Group Inc. (a)	13,197	25,206
Omnivision Technologies Inc. (a)	10,215	143,827
OpenTable Inc. (a)	4,380	213,744
Oplink Communications Inc. (a)	3,767	58,690
OSI Systems Inc. (a)	3,853	246,746
Parametric Technology Corp. (a)	23,221	522,705
Park Electrochemical Corp.	4,066	104,618
ParkerVision Inc. (a)	14,777	29,997
PC Connection Inc.	1,806	20,769
PC-Tel Inc.	3,397	24,458
PDF Solutions Inc. (a)	4,742	65,345
Pegasystems Inc.	3,364	76,296
Peregrine Semiconductor Corp. (a)	1,166	17,851
Perficient Inc. (a)	6,224	73,319
Pericom Semiconductor Corp. (a)	4,703	37,765
Pervasive Software Inc. (a)	2,420	21,562
Photronics Inc. (a)	11,820	70,447
Plantronics Inc.	8,187	301,855
Plexus Corp. (a)	6,802	175,492
PLX Technology Inc. (a)	8,883	32,245
Power Integrations Inc.	5,507	185,090
Power-One Inc. (a)	13,193	54,223
PRGX Global Inc. (a)	4,382	28,264
Procera Networks Inc. (a)	3,782	70,156
Progress Software Corp. (a)	12,166	255,364
Proofpoint Inc. (a)	1,223	15,055
PROS Holdings Inc. (a)	4,279	78,263
QAD Inc. Class A	1,227	17,669
QLIK Technologies Inc. (a)	16,542	359,292
QLogic Corp. (a)	18,948	184,364
Qualys Inc. (a)	1,592	23,546
Quantum Corp. (a)	45,833	56,833
QuickLogic Corp. (a)	8,227	17,853
QuinStreet Inc. (a)	6,366	42,780
Radisys Corp. (a)	4,431	13,204
Rambus Inc. (a)	21,549	105,159
RealD Inc. (a)	7,965	89,288
Realnetworks Inc. (a)	4,335	32,773
RealPage Inc. (a)	6,991	150,796
Responsys Inc. (a)	6,958	41,470
RF Micro Devices Inc. (a)	53,859	241,288
Richardson Electronics Ltd.	2,405	27,225
Rofin-Sinar Technologies Inc. (a)	5,583	121,039
Rogers Corp. (a)	3,158	156,826
Rosetta Stone Inc. (a)	2,132	26,309
Rubicon Technology Inc. (a)	3,392	20,725
Ruckus Wireless Inc. (a)	1,557	35,079
Rudolph Technologies Inc. (a)	6,177	83,081
Saba Software Inc. (a)	5,743	50,194
Sanmina Corp. (a)	15,787	174,762

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Sapiens International Corp. NV (a)	2,465	$9,860
Sapient Corp. (a)	23,970	253,123
ScanSource Inc. (a)	5,321	169,048
SciQuest Inc. (a)	3,476	55,129
SeaChange International Inc. (a)	5,573	53,891
Semtech Corp. (a)	12,642	365,986
ServiceSource International Inc. (a)	9,686	56,663
ShoreTel Inc. (a)	9,035	38,308
Sigma Designs Inc. (a)	6,418	33,053
Silicon Graphics International Corp. (a)	6,185	63,273
Silicon Image Inc. (a)	16,273	80,714
Sonus Networks Inc. (a)	41,821	71,096
Sourcefire Inc. (a)	5,723	270,240
Spansion Inc. Class A (a)	9,437	131,269
Spark Networks Inc. (a)	2,108	16,442
SPS Commerce Inc. (a)	2,402	89,523
SS&C Technologies Holdings Inc. (a)	6,523	150,812
Stamps.com Inc. (a)	2,582	65,066
STEC Inc. (a)	6,898	34,007
STR Holdings Inc. (a)	5,981	15,072
SunPower Corp. (a)	7,708	43,319
Super Micro Computer Inc. (a)	5,684	57,977
Supertex Inc.	1,993	34,977
Support.com Inc. (a)	9,636	40,278
Sycamore Networks Inc.	4,055	9,083
Symmetricom Inc. (a)	8,249	47,597
Synacor Inc. (a)	1,328	7,264
Synaptics Inc. (a)	6,541	196,034
Synchronoss Technologies Inc. (a)	5,307	111,925
SYNNEX Corp. (a)	5,085	174,822
Syntel Inc.	2,981	159,752
Take-Two Interactive Software Inc. (a)	15,203	167,385
Tangoe Inc. (a)	5,822	69,107
TechTarget (a)	3,046	16,905
TeleNav Inc. (a)	3,153	25,161
TeleTech Holdings Inc. (a)	4,484	79,815
Tellabs Inc.	70,833	161,499
Telular Corp.	3,224	30,531
TESSCO Technologies Inc.	1,052	23,291
Tessera Technologies Inc.	9,940	163,215
TiVo Inc. (a)	24,112	297,060
TNS Inc. (a)	4,728	98,011
Travelzoo Inc. (a)	1,402	26,624
TriQuint Semiconductor Inc. (a)	32,826	158,878
Trulia Inc. (a)	1,300	21,112
TTM Technologies Inc. (a)	10,377	95,468
Tyler Technologies Inc. (a)	5,858	283,762
Ubiquiti Networks Inc.	2,063	25,045
Ultimate Software Group Inc. (a)	5,159	487,061
Ultra Clean Holdings Inc. (a)	5,106	25,070
Ultratech Inc. (a)	5,054	188,514
Unisys Corp. (a)	8,472	146,566
United Online Inc.	17,333	96,891
Universal Display Corp. (a)	7,698	197,223
Unwired Planet Inc. (a)	16,803	20,164
ValueClick Inc. (a)	14,544	282,299

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
VASCO Data Security International Inc. (a)	5,553	$45,312
Veeco Instruments Inc. (a)	7,526	222,168
Verint Systems Inc. (a)	4,172	122,490
ViaSat Inc. (a)	7,279	283,153
Viasystems Group Inc. (a)	726	8,857
Virnetx Holding Corp. (a)	8,120	237,754
Virtusa Corp. (a)	3,617	59,427
Vishay Precision Group Inc. (a)	2,445	32,323
VistaPrint NV (a)	6,619	217,500
Vocus Inc. (a)	4,039	70,198
Volterra Semiconductor Corp. (a)	4,963	85,215
Web.com Group Inc. (a)	6,863	101,572
WebMD Health Corp. (a)	9,730	139,528
Websense Inc. (a)	7,278	109,461
Westell Technologies Inc. Class A (a)	8,164	15,103
WEX Inc. (a)	7,532	567,687
XO Group Inc. (a)	5,219	48,537
Yelp Inc. (a)	1,658	31,253
Zix Corp. (a)	12,120	33,936
Zygo Corp. (a)	3,192	50,123

		38,658,573

Materials (5.18%)
A. Schulman Inc.	5,741	166,087
ADA-ES Inc. (a)	1,747	29,489
AEP Industries Inc. (a)	820	48,569
AK Steel Holding Corp. (b)	25,945	119,347
AM Castle & Co. (a)	3,296	48,682
AMCOL International Corp.	4,865	149,258
American Vanguard Corp.	5,382	167,219
Arabian American Development Co. (a)	3,885	32,284
Balchem Corp.	5,699	207,444
Berry Plastics Group Inc. (a)	5,598	90,016
Boise Inc.	19,406	154,278
Buckeye Technologies Inc.	7,622	218,828
Calgon Carbon Corp. (a)	10,963	155,455
Century Aluminum Co. (a)	10,076	88,266
Chase Corp.	1,231	22,897
Chemtura Corp. (a)	19,151	407,150
Clearwater Paper Corp. (a)	4,520	177,003
Coeur d’Alene Mines Corp. (a)	17,423	428,606
Deltic Timber Corp.	2,125	150,068
Eagle Materials Inc.	9,487	554,990
Ferro Corp. (a)	16,937	70,797
Flotek Industries Inc. (a)	9,671	117,986
FutureFuel Corp.	3,814	45,158
General Moly Inc. (a)	13,217	53,000
Georgia Gulf Corp.	6,662	275,007
Globe Specialty Metals Inc.	11,949	164,299
Gold Reserve Inc. (a)	10,114	33,477
Gold Resource Corp.	5,847	90,102
Golden Minerals Co. (a)	6,509	29,876
Golden Star Resources Ltd. (a)	50,008	92,015

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Graphic Packaging Holding Co. (a)	32,642	$210,867
GSE Holding Inc. (a)	1,566	9,709
Handy & Harman Ltd. (a)	1,024	15,432
Hawkins Inc.	1,782	68,856
Haynes International Inc.	2,364	122,621
HB Fuller Co.	9,659	336,326
Headwaters Inc. (a)	11,720	100,323
Hecla Mining Co.	55,214	321,898
Horsehead Holding Corp. (a)	8,497	86,754
Innophos Holdings Inc.	4,232	196,788
Innospec Inc.	4,463	153,929
Kaiser Aluminum Corp.	3,751	231,399
Kapstone Paper and Packaging Corp.	7,808	173,260
KMG Chemicals Inc.	1,525	26,794
Koppers Holdings Inc.	4,036	153,973
Kraton Performance Polymers Inc. (a)	6,292	151,197
Landec Corp. (a)	4,959	47,061
Louisiana-Pacific Corp. (a)	26,658	515,033
LSB Industries Inc. (a)	3,619	128,185
Materion Corp.	3,992	102,914
McEwen Mining Inc. (a)	41,874	160,377
Metals USA Holdings Corp.	2,317	40,524
Midway Gold Corp. (a)	25,128	34,928
Minerals Technologies Inc.	6,878	274,570
Myers Industries Inc.	6,544	99,142
Neenah Paper Inc.	3,106	88,428
Noranda Aluminum Holding Corp.	6,525	39,868
Olin Corp.	15,572	336,199
Olympic Steel Inc.	1,796	39,763
OM Group Inc. (a)	6,253	138,817
Omnova Solutions Inc. (a)	9,040	63,370
P. H. Glatfelter Co.	8,241	144,053
Paramount Gold and Silver Corp. (a)	25,618	59,434
PolyOne Corp.	17,357	354,430
Quaker Chemical Corp.	2,525	135,996
Resolute Forest Products (a)	15,741	208,411
Revett Minerals Inc. (a)	4,971	14,018
RTI International Metals Inc. (a)	5,889	162,301
Schnitzer Steel Industries Inc. Class A	4,848	147,040
Schweitzer-Mauduit International Inc.	6,070	236,912
Sensient Technologies Corp.	9,703	345,039
Spartech Corp. (a)	5,994	54,366
Stepan Co.	3,240	179,950
Stillwater Mining Co. (a)	22,464	287,090
SunCoke Energy Inc. (a)	13,551	211,260
Texas Industries Inc. (a)	4,366	222,710
Tredegar Corp.	4,670	95,361
UFP Technologies Inc. (a)	1,027	18,404
United States Antimony Corp. (a)	10,357	18,228
United States Lime & Minerals Inc. (a)	305	14,372
Universal Stainless & Alloy Products Inc. (a)	1,347	49,529
US Silica Holdings Inc.	2,289	38,295
Vista Gold Corp. (a)	11,045	29,822
Wausau Paper Corp.	8,546	74,008

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Worthington Industries Inc.	10,107	$262,681
Zep Inc.	4,280	61,803
Zoltek Companies Inc. (a)	5,437	42,135

		12,324,606

Telecommunication Services (0.69%)
8x8 Inc. (a)	13,842	102,292
Atlantic Tele-Network Inc.	1,779	65,307
Boingo Wireless Inc. (a)	3,057	23,080
Cbeyond Inc. (a)	5,392	48,744
Cincinnati Bell Inc. (a)	38,308	209,928
Cogent Communications Group Inc.	9,082	205,616
Consolidated Communications Holdings Inc.	7,841	124,829
FairPoint Communications Inc. (a)	4,099	32,546
General Communication Inc. Class A (a)	7,266	69,681
Hawaiian Telcom Holdco Inc. (a)	1,970	38,415
HickoryTech Corp.	2,778	27,030
IDT Corp. Class B	3,014	28,754
inContact Inc. (a)	7,328	37,959
Iridium Communications Inc. (a)	9,653	65,061
Leap Wireless International Inc. (a)	10,608	70,543
Lumos Networks Corp.	2,970	29,759
magicJack VocalTec Ltd. (a)	2,744	49,968
Neutral Tandem Inc.	5,335	13,711
NTELOS Holdings Corp.	2,964	38,858
Orbcomm Inc. (a)	6,837	26,801
Premiere Global Services Inc. (a)	9,643	94,309
Primus Telecommunications Group Inc.	2,338	25,414
Shenandoah Telecommunications Co.	4,670	71,498
Towerstream Corp. (a)	9,325	30,306
USA Mobility Inc.	4,375	51,100
Vonage Holdings Corp. (a)	26,232	62,170

		1,643,679

Utilities (3.29%)
Allete Inc.	7,384	302,596
American DG Energy Inc. (a)	5,252	12,132
American States Water Co.	3,674	176,279
Artesian Resources Corp. Class A	1,455	32,636
Atlantic Power Corp.	22,006	251,529
Avista Corp.	11,373	274,203
Black Hills Corp.	8,546	310,562
Cadiz Inc. (a)	2,612	20,687
California Water Service Group	8,094	148,525
CH Energy Group Inc.	2,892	188,616
Chesapeake Utilities Corp.	1,884	85,534
Cleco Corp.	11,837	473,598
Connecticut Water Service Inc.	2,046	60,930
Consolidated Water Co. Ltd.	2,984	22,082
Delta Natural Gas Company Inc.	1,320	25,806
El Paso Electric Co.	7,759	247,590
Empire District Electric Co., The	8,131	165,710

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Genie Energy Ltd. Class B	2,974	$21,115
Idacorp Inc.	9,732	421,882
Laclede Group Inc., The	4,355	168,147
MGE Energy Inc.	4,479	228,205
Middlesex Water Co.	3,052	59,697
New Jersey Resources Corp.	8,081	320,169
Northwest Natural Gas Co.	5,197	229,707
NorthWestern Corp.	7,068	245,472
Ormat Technologies Inc.	3,379	65,147
Otter Tail Corp.	6,955	173,875
Piedmont Natural Gas Company Inc.	13,881	434,614
PNM Resources Inc.	15,430	316,469
Portland General Electric Co.	14,683	401,727
SJW Corp.	2,778	73,895
South Jersey Industries Inc.	5,897	296,796
Southwest Gas Corp.	8,960	379,994
UIL Holdings Corp.	9,853	352,836
Unitil Corp.	2,710	70,243
UNS Energy Corp.	7,830	332,149
WGL Holdings Inc.	10,026	392,919
York Water Co.	2,539	44,608

		7,828,681

Total Common Stocks
(cost $211,657,268)		230,179,685

Registered Investment Companies (1.14%)
Financials (1.14%)
Apollo Investment Corp.	39,486	330,103
BlackRock Kelso Capital Corp.	13,444	135,247
Capital Southwest Corp.	586	58,383
Fidus Investment Corp.	2,355	38,740
Fifth Street Finance Corp.	20,309	211,620
Firsthand Technology Value Fund Inc. (a)	1,673	29,177
Gladstone Capital Corp.	4,172	34,044
Gladstone Investment Corp.	5,042	35,092
Golub Capital BDC LLC Inc.	2,975	47,540
GSV Capital Corp. (a)	3,784	31,899
Harris & Harris Group Inc. (a)	6,221	20,529
Hercules Technology Growth Capital Inc.	10,200	113,526

	Shares	Value
Registered Investment Companies (Cont.)
Financials (cont.)
KCAP Financial Inc.	4,295	$39,471
Main Street Capital Corp.	5,952	181,596
MCG Capital Corp.	13,929	64,073
Medallion Financial Corp.	3,596	42,217
Medley Capital Corp.	5,546	80,750
MVC Capital Inc.	4,740	57,591
New Mountain Finance Corp.	3,721	55,443
NGP Capital Resources Co.	4,191	30,259
OFS Capital Corp. (a)	1,184	16,209
PennantPark Investment Corp.	12,585	138,372
Prospect Capital Corp.	36,898	401,081
Solar Capital Ltd.	7,471	178,632
Solar Senior Capital Ltd.	1,844	34,409
Stellus Capital Investment Corp.	1,551	25,405
TCP Capital Corp.	1,084	15,978
THL Credit Inc.	2,912	43,068
TICC Capital Corp.	7,954	80,494
Triangle Capital Corp.	5,289	134,818

		2,705,766

Total Registered Investment Companies
(cost $3,104,217)		2,705,766

Short-term Investments (1.92%)
State Street Institutional U.S. Government Money Market Fund	4,579,178	4,579,178

Total Short-term Investments
(cost $4,579,178)		4,579,178

TOTAL INVESTMENTS (99.75%)
(cost $219,340,663)		237,464,629
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.25%)		602,070

NET ASSETS (100.00%)		$238,066,699

(a)	Non-income producing security.

(b)	At December 31, 2012, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	62	March 2013	$5,125,686	$5,248,920	$123,234

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (a) (99.05%)
Australia (8.95%)
AGL Energy Ltd.	15,206	$244,453
ALS Ltd.	8,280	94,453
Alumina Ltd.	60,921	58,468
Amcor Ltd.	29,661	250,687
AMP Ltd.	71,679	363,582
APA Group	18,901	109,116
Asciano Ltd.	23,966	117,241
ASX Ltd.	4,376	142,807
Aurizon Holdings Ltd.	43,061	169,332
Australia & New Zealand Banking Group Ltd.	66,153	1,742,237
Bendigo and Adelaide Bank Ltd.	9,875	87,968
BGP Holdings PLC (b) (c)	253,848	0
BHP Billiton Ltd.	78,986	3,083,647
BlueScope Steel Ltd. (b)	6,129	22,419
Boral Ltd.	18,123	83,156
Brambles Ltd.	39,880	316,220
Caltex Australia Ltd.	3,404	68,657
Centro Retail Australia	30,978	73,335
CFS Retail Property Trust	46,988	93,998
Coca-Cola Amatil Ltd.	14,269	200,527
Cochlear Ltd.	1,394	115,562
Commonwealth Bank of Australia	38,940	2,536,021
Computershare Ltd.	11,101	104,722
Crown Ltd.	10,218	114,196
CSL Ltd.	12,221	689,964
Dexus Property Group	112,703	119,702
Echo Entertainment Group Ltd.	20,736	74,891
Flight Centre Ltd.	1,077	30,475
Fortescue Metals Group Ltd.	34,891	173,877
Goodman Group	40,027	182,385
GPT Group	33,846	130,280
Harvey Norman Holdings Ltd.	13,901	27,673
Iluka Resources Ltd.	10,050	97,123
Incitec Pivot Ltd.	40,008	136,402
Insurance Australia Group Ltd.	51,613	254,212
James Hardie Industries PLC	10,517	101,824
Leighton Holdings Ltd.	3,854	72,752
Lend Lease Corp. Ltd.	13,545	132,277
Macquarie Group Ltd.	7,965	298,377
Metcash Ltd.	21,564	74,757
Mirvac Group	86,117	134,019
National Australia Bank Ltd.	55,362	1,456,191
Newcrest Mining Ltd.	18,826	440,391
Orica Ltd.	9,114	239,754
Origin Energy Ltd.	26,638	327,453
OZ Minerals Ltd.	7,869	55,882
Qantas Airways Ltd. (b)	27,618	43,247
QBE Insurance Group Ltd.	28,967	331,901
Ramsay Health Care Ltd.	3,312	94,466
Rio Tinto Ltd.	10,618	746,541
Santos Ltd.	23,293	272,916
Sims Metal Management Ltd.	3,988	39,407
Sonic Healthcare Ltd.	8,775	122,487
SP Ausnet	44,826	52,093
Stockland	53,807	198,952

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Suncorp Group Ltd.	31,097	$332,080
Sydney Airport	5,076	17,880
Tabcorp Holding Ltd.	17,309	55,285
Tatts Group Ltd.	34,276	107,961
Telstra Corp. Ltd.	105,465	480,575
Toll Holdings Ltd.	16,834	80,684
Transurban Group	32,703	207,880
Treasury Wine Estates Ltd.	14,387	70,812
Wesfarmers Ltd.	24,603	949,211
Westfield Group	52,493	579,725
Westfield Retail Trust	72,191	227,759
Westpac Banking Corp.	75,314	2,063,586
Whitehaven Coal Ltd.	10,997	40,984
Woodside Petroleum Ltd.	16,172	576,289
Woolworths Ltd.	30,135	924,492
WorleyParsons Ltd.	5,088	125,332

		24,186,010

Austria (0.30%)
Andritz AG	1,796	115,409
Erste Group Bank AG (b)	5,381	171,087
Immoeast Interim Shares (b) (c)	11,178	0
Immofinanz AG (b)	21,335	89,816
Immofinanz AG Interim Shares (b) (c)	9,273	0
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,708	42,422
OMV AG	3,595	130,268
Raiffeisen Bank International AG	1,232	51,250
Telekom Austria AG	6,073	46,114
Vienna Insurance Group AG Wiener Versicherung Gruppe	960	51,239
VoestAlpine AG	2,771	101,816

		799,421

Belgium (1.16%)
Ageas	5,772	170,547
Anheuser-Busch InBev NV	19,682	1,713,998
Belgacom SA	3,718	109,352
Colruyt SA	1,901	94,261
Delhaize Group	2,557	102,993
Groupe Bruxelles Lambert SA	2,042	162,862
KBC GROEP NV	5,773	201,202
Solvay SA	1,470	213,903
Telenet Group Holding NV	1,412	66,755
UCB SA	2,681	153,590
Umicore SA	2,837	157,093

		3,146,556

Denmark (1.16%)
A P Moller-Maersk A/S Class A	14	99,712
A P Moller-Maersk A/S Class B	33	249,898
Carlsberg A/S Class B	2,633	259,394
Coloplast A/S Class B	2,870	140,745
Danske Bank A/S (b)	15,925	270,472

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
DSV A/S	4,804	$124,291
Novo Nordisk A/S Class B	9,980	1,625,110
Novozymes A/S B Shares	5,914	167,878
TDC A/S	11,803	83,626
Tryg A/S	621	47,000
William Demant Holding A/S (b)	671	57,647

		3,125,773

Finland (0.79%)
Elisa OYJ	3,370	74,712
Fortum OYJ	11,009	206,099
Kesko OYJ	1,687	55,384
Kone Corp. OYJ Class B	3,861	285,558
Metso OYJ	3,222	137,553
Neste Oil OYJ	3,247	42,095
Nokia OYJ	92,933	367,244
Nokian Renkaat OYJ	2,726	109,196
Orion OYJ Class B	2,451	72,165
Pohjola Bank PLC	3,269	48,949
Sampo OYJ A Shares	10,087	326,674
Stora Enso OYJ R Shares	12,578	88,039
UPM-Kymmene OYJ	13,109	154,224
Wartsila OYJ Class B	4,038	175,798

		2,143,690

France (9.39%)
Accor SA	3,604	128,544
Aeroports de Paris (ADP)	670	51,873
Air Liquide SA	7,636	964,714
Alstom SA	5,082	204,723
Arkema	1,521	159,703
AtoS	1,332	93,542
AXA SA	43,401	779,299
BNP Paribas SA	24,395	1,388,808
Bouygues SA	4,596	136,764
Bureau Veritas SA	1,383	155,075
Cap Gemini SA	3,734	163,279
Carrefour SA	14,432	371,585
Casino Guichard Perrachon SA	1,331	127,486
Christian Dior SA	1,298	221,249
Cie Generale des Etablissements Michelin Class B	4,422	423,711
CNP Assurances	3,536	54,429
Compagnie de Saint-Gobain	9,553	410,243
Compagnie Generale de Geophysique-Veritas (b)	3,866	117,473
Credit Agricole SA (b)	23,821	194,000
DANONE SA	14,226	940,186
Dassault Systemes SA	1,493	166,928
Edenred	4,034	124,765
Electricite de France	6,025	111,646
Essilor International SA	4,886	492,788
Eurazeo	823	39,847
European Aeronautic Defence and Space Co. NV	10,094	397,918
Eutelsat Communications	3,177	105,668

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Fonciere des Regions	674	$56,719
France Telecom SA	45,223	501,696
GDF Suez	31,343	645,542
Gecina SA	555	62,850
Gemalto NV	1,938	174,933
Groupe Eurotunnel SA	14,068	109,319
ICADE	551	49,194
Iliad SA	558	95,880
Imerys SA	864	55,416
JC Decaux SA	1,551	37,021
Klepierre	2,449	97,885
Lafarge SA	4,486	289,668
Lagardere SCA	2,975	100,067
Legrand SA	5,748	243,922
L’Oreal SA	5,935	825,810
LVMH Moet Hennessy Louis Vuitton SA	6,215	1,147,023
Natixis	21,249	72,631
Pernod Ricard SA	5,206	604,005
Peugeot SA (b)	5,847	42,668
PPR SA	1,826	342,942
Publicis Groupe	4,334	260,747
Remy Cointreau SA	543	59,395
Renault SA	4,765	258,778
Rexel SA	2,635	53,893
Safran SA	5,648	244,598
Sanofi	29,149	2,764,195
Schneider Electric SA	12,817	938,726
SCOR SE	4,104	110,925
SES FDR	7,427	213,903
Societe BIC SA	703	84,267
Societe Generale (b)	17,127	651,211
Sodexo	2,341	197,811
STMicroelectronics NV	15,749	114,330
Suez Environnement Co.	6,744	81,352
Technip SA	2,451	283,424
Thales SA	2,226	77,560
Total SA	52,051	2,708,365
Unibail-Rodamco SE	2,227	540,054
Vallourec SA	2,527	132,647
Veolia Environnement	8,754	106,125
Vinci SA	11,323	545,170
Vivendi	31,659	715,998
Wendel	766	78,960
Zodiac Aerospace	845	93,551

		25,397,422

Germany (8.11%)
Adidas AG	5,062	451,781
Allianz SE Reg.	11,144	1,553,440
Axel Springer AG	996	42,639
BASF SE	22,463	2,124,099
Bayer AG	20,265	1,932,507
Bayerische Motoren Werke (BMW) AG	8,070	785,300
Beiersdorf AG	2,400	196,514
Brenntag AG	1,256	165,472
Celesio AG	1,992	34,503

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Commerzbank AG (b)	89,233	$170,949
Continental AG	2,618	305,136
Daimler AG Registered Shares	22,291	1,227,243
Deutsche Bank AG Reg.	22,706	998,946
Deutsche Boerse AG	4,649	285,086
Deutsche Lufthansa AG Reg.	5,802	109,683
Deutsche Post AG	21,809	480,354
Deutsche Telekom AG	68,633	781,241
E.ON SE	44,052	826,240
Fraport AG	916	53,436
Fresenius Medical Care AG & Co. KGaA	5,176	357,206
Fresenius SE & Co. KGaA	3,047	350,613
GEA Group AG	4,266	138,712
Hannover Rueckversicherung AG Reg.	1,534	120,149
HeidelbergCement AG	3,472	212,458
Henkel AG & Co. KGaA	3,207	220,100
Hochtief AG (b)	652	38,138
Hugo Boss AG	594	63,127
Infineon Technologies AG	26,511	215,970
K+S AG Reg.	4,203	195,203
Kabel Deutschland Holding AG	2,230	167,842
Lanxess AG	2,098	185,000
Linde AG	4,547	795,490
MAN AG	986	105,917
Merck KGaA	1,543	203,359
Metro AG	3,295	91,539
Muenchener Rueckversicherungs Gesellschaft AG Reg.	4,375	789,809
QIAGEN NV (b)	5,683	103,210
RWE AG	11,867	492,213
Salzgitter AG	1,012	53,038
SAP AG	22,527	1,811,455
Siemens AG Reg.	20,125	2,200,681
Suedzucker AG	1,813	74,418
ThyssenKrupp AG	9,562	225,783
United Internet AG Reg.	2,138	46,235
Volkswagen AG	733	159,015

		21,941,249

Greece (0.06%)
Coca-Cola Hellenic Bottling Co. SA (b)	5,026	118,101
OPAP SA	5,630	40,370

		158,471

Hong Kong (3.14%)
AIA Group Ltd.	263,354	1,044,550
ASM Pacific Technology Ltd.	4,500	55,247
Bank of East Asia Ltd.	32,225	125,562
BOC Hong Kong Holdings Ltd.	91,000	286,266
Cathay Pacific Airways Ltd.	29,000	53,940
Cheung Kong Holdings Ltd.	34,000	529,019
Cheung Kong Infrastructure Holdings Ltd.	12,000	74,124

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
CLP Holdings Ltd.	43,783	$368,708
First Pacific Company Ltd.	52,000	57,627
Galaxy Entertainment Group Ltd. (b)	50,000	200,159
Hang Lung Properties Ltd.	54,000	217,318
Hang Seng Bank Ltd.	18,674	288,270
Henderson Land Development Co. Ltd.	22,926	164,132
HKT Trust and HKT Ltd.	47,000	46,164
Hong Kong & China Gas Co. Ltd.	128,547	351,514
Hong Kong Exchanges & Clearing Ltd.	25,400	439,576
Hopewell Holdings Ltd.	14,500	62,870
Hutchison Whampoa Ltd.	52,210	553,267
Hysan Development Co. Ltd.	16,000	77,910
Kerry Properties Ltd.	18,000	94,446
Li & Fung Ltd.	142,000	256,986
Link REIT, The	55,500	278,309
MGM China Holdings Ltd.	23,600	43,281
MTR Corporation Ltd.	36,500	144,633
New World Development Co. Ltd.	89,700	142,247
NWS Holdings Ltd.	34,500	58,637
Orient Overseas International Ltd.	5,100	33,702
PCCW Ltd.	101,000	44,773
Power Assets Holdings Ltd.	34,000	292,146
Sands China Ltd.	58,400	261,471
Shangri-La Asia Ltd.	38,960	78,482
Sino Land Co. Ltd.	72,600	132,178
SJM Holdings Ltd.	48,000	113,283
Sun Hung Kai Properties Ltd.	38,000	578,262
Swire Pacific Ltd. Class A	17,000	212,652
Swire Properties Ltd.	26,400	88,916
Wharf Holdings Ltd.	37,953	302,724
Wheelock and Co. Ltd.	22,000	111,936
Wing Hang Bank Ltd.	4,500	47,458
Wynn Macau Ltd. (b)	39,200	107,944
Yue Yuen Industrial Holdings Ltd.	18,500	62,571

		8,483,260

Ireland (0.27%)
CRH PLC (Dublin)	17,850	363,000
Elan Corp. PLC (b)	12,110	124,172
Kerry Group PLC Class A (Dublin)	3,634	191,951
Ryanair Holdings PLC	10,018	63,027

		742,150

Israel (0.54%)
Bank Hapoalim B.M. (b)	25,304	108,565
Bank Leumi Le-Israel (b)	30,149	102,622
Bezeq The Israeli Telecommunication Corporation Ltd.	43,805	50,740
Delek Group Ltd.	101	23,767
Israel Chemicals Ltd.	11,310	136,208
Israel Corporation Ltd., The	58	38,151
Mellanox Technologies Ltd. (b)	876	54,261
Mizrahi Tefahot Bank Ltd. (b)	2,895	30,023
NICE Systems Ltd. (b)	1,480	49,570

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Israel (Cont.)
Teva Pharmaceutical Industries Ltd.	23,008	$854,965

		1,448,872

Italy (2.25%)
Assicurazioni Generali SpA	28,348	518,051
Atlantia SpA	8,275	150,262
Banca Monte Dei Paschi di Siena SpA (b)	146,134	43,708
Banco Popolare Societa Cooperativa (b)	41,594	69,261
Enel Green Power SpA	41,261	76,860
Enel SpA	160,263	666,611
Eni SpA	62,158	1,522,719
EXOR SpA	1,697	42,768
Fiat Industrial SpA	21,058	230,702
Fiat SpA (b)	20,822	104,889
Finmeccanica SpA (b)	10,285	59,521
Intesa Sanpaolo	244,430	422,696
Intesa Sanpaolo RSP	23,945	34,008
Luxottica Group SpA	3,837	158,371
Mediobanca SpA	12,206	75,397
Pirelli & C. SpA	5,997	69,096
Prysmian SpA	4,884	97,489
Saipem SpA	6,534	254,519
Snam SpA	41,301	192,775
Telecom Italia RNC SpA	151,926	120,916
Telecom Italia SpA	232,036	210,472
Tenaris SA	11,627	242,427
Terna - Rete Elettrica Nationale SpA	32,350	129,457
UBI Banca - Unione di Banche Italiane ScpA	20,407	95,160
UniCredit SpA (b)	99,511	490,037

		6,078,172

Japan (19.91%)
ABC-Mart Inc.	600	26,121
ACOM Co. Ltd. (b)	700	20,162
Advantest Corp.	3,480	54,960
Aeon Co. Ltd.	14,700	167,999
Aeon Credit Service Co. Ltd.	1,400	28,328
Aeon Mall Co. Ltd.	1,900	46,742
Air Water Inc.	4,000	51,195
Aisin Seiki Co. Ltd.	4,700	146,767
Ajinomoto Co. Inc.	16,000	211,719
Alfresa Holdings Corp.	1,000	39,087
All Nippon Airways Co. Ltd.	27,000	56,724
Amada Co. Ltd.	9,000	58,563
Aozora Bank Ltd.	14,000	43,046
Asahi Glass Co. Ltd.	25,000	182,540
Asahi Group Holdings Ltd.	9,500	202,281
Asahi Kasei Corp.	31,000	183,306
ASICS Corp.	4,000	61,106
Astellas Pharma Inc.	10,951	492,374
Bank of Kyoto Ltd., The	8,000	67,747
Bank of Yokohama Ltd., The	29,000	134,839
Benesse Holdings Inc.	1,700	70,748

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Bridgestone Corp.	16,100	$419,108
Brother Industries Ltd.	5,600	60,287
CALBEE Inc.	400	28,185
Canon Inc.	27,600	1,069,769
Casio Computer Co. Ltd.	5,900	51,786
Central Japan Railway Co.	3,500	284,058
Chiba Bank Ltd., The	19,000	111,305
Chiyoda Corp.	4,000	57,301
Chubu Electric Power Co. Inc.	16,000	213,516
Chugai Pharmaceutical Co. Ltd.	5,600	107,296
Chugoku Bank Ltd., The	4,000	55,831
Chugoku Electric Power Company Inc., The	7,300	114,874
Citizen Holdings Co. Ltd.	5,900	31,166
Coca-Cola West Co. Ltd.	1,400	21,616
Cosmo Oil Co. Ltd.	15,000	33,594
Credit Saison Co. Ltd.	3,800	95,048
Dai Nippon Printing Co. Ltd.	14,000	109,780
Daicel Chemical Industries Ltd.	7,000	46,314
Daido Steel Co. Ltd.	7,000	35,495
Daihatsu Motor Co. Ltd.	5,000	99,614
Dai-ichi Life Insurance Company Ltd.	210	295,482
Daiichi Sankyo Co. Ltd.	16,713	256,582
Daikin Industries Ltd.	5,900	202,660
Dainippon Sumitomo Pharma Co. Ltd.	3,700	44,451
Daito Trust Construction Co. Ltd.	1,800	170,118
Daiwa House Industry Co. Ltd.	12,000	206,313
Daiwa Securities Group Inc.	40,000	223,162
DeNA Co. Ltd.	2,500	82,472
Denki Kagaku Kogyo KK	11,000	37,662
Denso Corp.	12,000	417,890
Dentsu Inc.	4,500	120,536
Don Quijote Co. Ltd.	1,200	44,143
East Japan Railway Co.	8,300	536,716
Eisai Co. Ltd.	6,200	258,805
Electric Power Development Co. Ltd.	2,980	70,679
FamilyMart Co. Ltd.	1,500	61,797
Fanuc Corp.	4,700	874,432
Fast Retailing Co. Ltd.	1,300	331,774
Fuji Electric Co. Ltd.	13,000	31,985
Fuji Heavy Industries Ltd.	14,000	176,544
FUJIFILM Holdings Corp.	11,400	229,366
Fujitsu Ltd.	46,000	192,923
Fukuoka Financial Group Inc.	18,000	72,086
Furukawa Electric Co. Ltd. (b)	15,000	33,737
Gree Inc.	2,300	35,695
GS Yuasa Corp.	9,000	36,286
Gunma Bank Ltd.	10,000	48,926
Hachijuni Bank Ltd., The	10,000	50,170
Hakuhodo DY Holdings Inc.	590	38,180
Hamamatsu Photonics KK	1,700	61,810
Hankyu Hanshin Holdings Inc.	28,000	144,769
Hino Motors Ltd.	6,000	54,233
Hirose Electric Co. Ltd.	700	83,818
Hiroshima Bank Ltd., The	11,000	46,125
Hisamitsu Pharmaceutical Co. Inc.	1,500	74,656

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hitachi Chemical Co. Ltd.	2,500	$37,683
Hitachi Construction Machinery Co. Ltd.	2,400	50,474
Hitachi High-Technologies Corp.	1,400	28,971
Hitachi Ltd.	114,000	670,834
Hitachi Metals Ltd.	4,000	34,112
Hokkaido Electric Power Co. Inc.	4,400	53,415
Hokuriku Electric Power Co.	4,100	48,657
Honda Motor Co. Ltd.	40,000	1,481,385
Hoya Corp.	10,800	212,802
Hulic Company Ltd.	5,900	40,031
Ibiden Co. Ltd.	3,000	48,006
Idemitsu Kosan Co. Ltd.	500	43,569
IHI Corp.	33,000	85,572
INPEX Corp.	54	288,811
Isetan Mitsukoshi Holdings Ltd.	9,080	88,860
Isuzu Motors Ltd.	28,000	167,088
Itochu Corp.	37,100	392,113
Itochu Techno-Solutions Corp.	600	24,707
Iyo Bank Ltd., The	6,000	47,562
J. Front Retailing Co. Ltd.	11,400	63,183
Japan Airlines Co. Ltd. (b)	1,469	63,143
Japan Petroleum Exploration Co.	700	24,722
Japan Prime Realty Investment Corp.	19	54,914
Japan Real Estate Investment Corp.	14	137,930
Japan Retail Fund Investment Corp.	51	93,751
Japan Steel Works Ltd., The	8,000	52,119
Japan Tobacco Inc.	21,900	618,661
JFE Holdings Inc.	11,800	222,390
JGC Corp.	5,000	155,807
Joyo Bank Ltd., The	16,000	76,020
JSR Corp.	4,500	85,894
JTEKT Corp.	5,100	48,620
Jupiter Telecommunications Co. Ltd.	48	59,518
JX Holdings Inc.	55,700	314,469
Kajima Corp.	20,000	66,174
Kamigumi Co. Ltd.	6,000	47,873
Kaneka Corp.	7,000	35,418
Kansai Electric Power Company Inc., The	18,500	194,287
Kansai Paint Co. Ltd.	5,000	53,884
Kao Corp.	13,000	338,748
Kawasaki Heavy Industries Ltd.	36,000	97,903
KDDI Corp.	6,600	466,602
Keikyu Corp.	12,000	106,532
Keio Corp.	14,000	104,372
Keisei Electric Railway Co. Ltd.	7,000	59,072
Keyence Corp.	1,064	295,073
Kikkoman Corp.	4,000	57,117
Kinden Corp.	3,000	19,550
Kintetsu Corp.	39,000	159,811
Kirin Holdings Co. Ltd.	21,000	247,086
Kobe Steel Ltd. (b)	63,000	80,497
Koito Manufacturing Company Ltd.	2,000	29,168
Komatsu Ltd.	22,700	582,491
Konami Corp.	2,400	54,046
Konica Minolta Holdings Inc.	12,000	86,356

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kubota Corp.	27,000	$310,430
Kuraray Co. Ltd.	8,700	114,050
Kurita Water Industries Ltd.	2,800	61,491
Kyocera Corp.	3,800	344,528
Kyowa Hakko Kirin Co. Ltd.	6,000	59,191
Kyushu Electric Power Co. Inc.	10,000	114,014
Lawson Inc.	1,500	101,753
LIXIL Group Corp.	6,500	144,986
M3 Inc.	12	19,153
Mabuchi Motor Co. Ltd.	600	25,586
Makita Corp.	2,700	125,427
Marubeni Corp.	41,000	294,185
Marui Group Co. Ltd.	5,600	44,737
Maruichi Steel Tube Ltd.	1,100	25,352
Mazda Motor Corp. (b)	65,000	133,400
McDonald’s Holdings Company Ltd. (Japan)	1,600	42,221
MEDIPAL HOLDINGS CORP.	3,300	36,588
MEIJI Holdings Company Ltd.	1,419	61,539
Miraca Holdings Inc.	1,400	56,449
Mitsubishi Chemical Holdings Corp.	33,500	166,883
Mitsubishi Corp.	34,200	658,451
Mitsubishi Electric Corp.	47,000	400,175
Mitsubishi Estate Co. Ltd.	31,000	742,162
Mitsubishi Gas Chemical Co. Inc.	9,000	55,205
Mitsubishi Heavy Industries Ltd.	74,000	357,955
Mitsubishi Logistics Corp.	3,000	43,048
Mitsubishi Materials Corp.	28,000	95,723
Mitsubishi Motors Corp. (b)	99,000	102,355
Mitsubishi Tanabe Pharma Corp.	5,500	71,729
Mitsubishi UFJ Financial Group Inc.	311,760	1,686,969
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,420	61,083
Mitsui & Co. Ltd.	42,300	634,029
Mitsui Chemicals Inc.	20,000	52,121
Mitsui Fudosan Co. Ltd.	20,000	489,261
Mitsui OSK Lines Ltd.	25,000	74,474
Mitsui Sumitomo Insurance Group Holdings Inc.	12,200	243,475
Mizuho Financial Group Inc.	558,700	1,024,368
Murata Manufacturing Co. Ltd.	5,000	294,957
Nabtesco Corp.	2,400	53,607
Namco Bandai Holdings Inc.	4,100	53,145
NEC Corp. (b)	64,000	134,998
Nexon Co. Ltd. (b)	2,800	28,358
NGK Insulators Ltd.	7,000	83,039
NGK Spark Plug Co. Ltd.	4,000	53,285
NHK Spring Co. Ltd.	4,100	33,784
Nidec Corp.	2,700	157,677
Nikon Corp.	8,500	250,957
Nintendo Co. Ltd.	2,600	277,621
Nippon Building Fund Inc.	15	155,172
Nippon Electric Glass Co. Ltd.	10,000	56,940
Nippon Express Co. Ltd.	20,000	82,645
Nippon Meat Packers Inc.	4,000	55,448
Nippon Paper Group Inc.	2,500	34,736
Nippon Steel Corp.	184,000	453,040

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nippon Telegraph & Telephone Corp.	10,700	$450,502
Nippon Yusen KK	38,000	89,446
Nishi-Nippon City Bank Ltd., The	17,000	42,183
Nissan Motor Co. Ltd.	61,100	579,770
Nisshin Seifun Group Inc.	4,500	56,314
Nissin Foods Holdings Co. Ltd.	1,400	53,113
Nitori Holdings Co. Ltd.	800	58,613
Nitto Denko Corp.	4,000	196,995
NKSJ Holdings Inc.	9,300	199,476
NOK Corp.	2,500	39,148
Nomura Holdings Inc.	89,800	531,552
Nomura Real Estate Holdings Inc.	2,400	45,894
Nomura Real Estate Office Fund Inc.	7	40,324
Nomura Research Institute Ltd.	2,500	52,077
NSK Ltd.	11,000	78,272
NTT Data Corp.	32	100,167
NTT DoCoMo Inc.	370	533,362
NTT Urban Development Corp.	29	28,128
Obayashi Corp.	16,000	90,210
Odakyu Electric Railway Co. Ltd.	15,000	156,063
Oji Paper Co. Ltd.	21,000	72,436
Olympus Corp. (b)	5,300	102,824
Omron Corp.	5,100	122,417
Ono Pharmaceutical Co. Ltd.	2,000	102,168
Oracle Corp. Japan	900	37,492
Oriental Land Co. Ltd.	1,200	145,325
Orix Corp.	2,550	288,044
Osaka Gas Co. Ltd.	46,000	167,087
OTSUKA Corp.	400	30,264
Otsuka Holdings Co. Ltd.	9,000	253,541
Panasonic Corp.	54,500	333,072
Park24 Co. Ltd.	2,000	31,586
Rakuten Inc.	18,200	141,932
Resona Holdings Inc.	46,200	211,243
Ricoh Co. Ltd.	16,000	169,831
RINNAI Corp.	800	54,355
Rohm Co. Ltd.	2,400	78,456
Sankyo Co. Ltd.	1,300	51,584
Sanrio Co. Ltd.	1,100	35,094
Santen Pharmaceutical Co. Ltd.	1,800	69,143
SBI Holdings Inc.	5,445	48,674
Secom Co. Ltd.	5,100	256,949
Sega Sammy Holdings Inc.	4,768	80,481
Sekisui Chemical Co. Ltd.	11,000	95,961
Sekisui House Ltd.	13,000	142,346
Seven & I Holdings Co. Ltd.	18,440	519,837
Seven Bank Ltd.	11,400	30,071
Sharp Corp.	25,000	88,071
Shikoku Electric Power Co. Inc.	3,700	59,027
Shimadzu Corp.	6,000	40,942
Shimamura Co. Ltd.	500	48,588
Shimano Inc.	1,800	115,260
Shimizu Corp.	14,000	52,628
Shin-Etsu Chemical Co. Ltd.	10,100	616,403
Shinsei Bank Ltd.	39,000	78,060
Shionogi & Co. Ltd.	7,500	124,979

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Shiseido Co. Ltd.	8,600	$121,393
Shizuoka Bank Ltd., The	13,000	126,986
Showa Denko KK	36,000	55,023
Showa Shell Sekiyu KK	4,300	24,356
SMC Corp.	1,300	236,151
Softbank Corp.	21,600	791,450
Sojitz Corp.	33,000	48,792
Sony Corp.	24,800	278,143
Sony Financial Holdings Inc.	4,200	75,509
Square Enix Holdings Co. Ltd.	1,700	21,626
Stanley Electric Co. Ltd.	3,500	49,746
SUMCO Corp. (b)	2,900	28,526
Sumitomo Chemical Co. Ltd.	38,000	119,755
Sumitomo Corp.	27,900	357,951
Sumitomo Electric Industries Ltd.	18,600	214,994
Sumitomo Heavy Industries Ltd.	14,000	67,095
Sumitomo Metal Mining Co. Ltd.	13,000	183,506
Sumitomo Mitsui Financial Group Inc.	32,900	1,195,645
Sumitomo Mitsui Trust Holdings Inc.	74,000	260,725
Sumitomo Realty & Development Co. Ltd.	9,000	299,825
Sumitomo Rubber Industries Ltd.	4,300	51,997
Suruga Bank Ltd.	4,000	49,196
Suzuken Co. Ltd.	1,640	46,204
Suzuki Motor Corp.	8,800	230,281
Sysmex Corp.	1,800	82,888
T&D Holdings Inc.	14,000	170,454
TAIHEIYO CEMENT CORP.	29,000	79,730
Taisei Corp.	26,000	86,457
Taisho Pharmaceutical Holdings Co. Ltd.	900	61,815
Taiyo Nippon Sanso Corp.	5,000	28,766
Takashimaya Co. Ltd.	7,000	49,813
Takeda Pharmaceutical Co. Ltd.	19,200	858,144
TDK Corp.	3,100	112,892
Teijin Ltd.	23,000	57,278
Terumo Corp.	3,700	146,927
THK Co. Ltd.	2,900	52,159
Tobu Railway Co. Ltd.	25,000	132,579
Toho Co. Ltd.	2,700	47,521
Toho Gas Co. Ltd.	10,000	53,625
Tohoku Electric Power Co. Inc. (b)	10,800	100,705
Tokio Marine Holdings Inc.	17,000	473,607
Tokyo Electric Power Company Inc. (b)	36,200	87,244
Tokyo Electron Ltd.	4,300	198,321
Tokyo Gas Co. Ltd.	59,000	269,574
Tokyu Corp.	28,000	157,744
Tokyu Land Corp.	10,000	73,271
TonenGeneral Sekiyu KK	7,000	60,534
Toppan Printing Co. Ltd.	14,000	86,788
Toray Industries Inc.	36,000	221,149
Toshiba Corp.	100,000	395,822
Toto Ltd.	7,000	52,626
Toyo Seikan Kaisha Ltd.	3,800	51,207
Toyo Suisan Kaisha Ltd.	2,000	53,288

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toyoda Gosei Co. Ltd.	1,600	$32,523
Toyota Boshoku Corp.	1,700	19,711
Toyota Industries Corp.	4,100	130,897
Toyota Motor Corp.	67,300	3,142,649
Toyota Tsusho Corp.	5,200	128,350
Trend Micro Inc.	2,700	81,581
Tsumura & Co.	1,500	45,346
UBE Industries Ltd.	25,000	60,056
Unicharm Corp.	2,700	140,304
Ushio Inc.	2,600	28,511
USS Co. Ltd.	520	54,147
West Japan Railway Co.	4,200	165,466
Yahoo Japan Corp.	348	112,681
Yakult Honsha Co. Ltd.	2,400	105,125
Yamada Denki Co. Ltd.	2,150	83,100
Yamaguchi Financial Group Inc.	5,000	44,157
Yamaha Corp.	4,200	44,545
Yamaha Motor Co. Ltd.	6,700	74,221
Yamato Holdings Co. Ltd.	9,300	141,332
Yamato Kogyo Co. Ltd.	900	26,359
Yamazaki Baking Co. Ltd.	3,000	33,428
Yaskawa Electric Corp.	5,000	48,250
Yokogawa Electric Corp.	4,600	50,440

		53,819,850

Netherlands (2.61%)
Aegon NV	41,827	270,195
Akzo Nobel NV	5,732	379,440
ArcelorMittal	23,051	401,904
ASML Holding NV	7,578	486,005
Corio NV	1,512	69,334
D.E Master Blenders 1753 NV (b)	14,755	169,516
Delta Lloyd NV	3,329	54,841
Fugro NV	1,643	97,492
Heineken Holding NV	2,373	130,664
Heineken NV	5,577	373,901
ING Groep NV (b)	93,470	887,776
Koninklijke Ahold NV	24,046	322,433
Koninklijke Boskalis Westminster NV CVA	1,782	80,666
Koninklijke DSM NV	3,680	224,280
Koninklijke KPN NV	24,658	121,942
Koninklijke Philips Electronics NV	25,505	675,377
Koninklijke Vopak NV	1,674	118,331
Randstad Holding NV	2,870	106,526
Reed Elsevier NV	16,529	245,087
TNT Express NV	8,040	89,815
Unilever NV CVA	39,645	1,516,961
Wolters Kluwer - CVA	7,321	150,386
Ziggo NV	2,698	88,388

		7,061,260

New Zealand (0.12%)
Auckland International Airport Ltd.	22,515	49,836
Contact Energy Ltd. (b)	9,092	39,259

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Fletcher Building Ltd.	16,252	$114,077
SKYCITY Entertainment Group Ltd.	12,916	40,561
Telecom Corp. of New Zealand Ltd.	47,339	89,604

		333,337

Norway (0.92%)
Aker Solutions ASA	3,887	80,494
DnB NOR ASA	24,122	308,319
Gjensidige Forsikring ASA	5,047	72,528
Norsk Hydro ASA	22,479	114,094
Orkla ASA	19,359	169,653
Seadrill Ltd.	8,637	318,203
Statoil ASA	27,240	686,573
Subsea 7 SA	7,088	170,341
Telenor ASA	17,264	351,527
Yara International ASA	4,530	225,860

		2,497,592

Portugal (0.18%)
Banco Espirito Santo SA Reg. (b)	45,190	53,747
Energias de Portugal SA	48,117	146,362
Galp Energia SGPS SA B Shares	6,338	98,732
Jeronimo Martins SGPS SA	5,577	107,839
Portugal Telecom SGPS SA	16,229	80,817

		487,497

Singapore (1.86%)
Ascendas Real Estate Investment Trust	47,000	91,975
CapitaCommercial Trust	43,000	59,672
Capitaland Ltd.	62,692	192,973
Capitamall Trust	58,000	101,922
CapitaMalls Asia Ltd.	34,000	54,759
City Developments Ltd.	12,031	128,671
Comfortdelgro Corp. Ltd.	47,000	69,143
DBS Group Holdings Ltd.	44,667	548,355
Fraser and Neave Ltd.	22,500	179,788
Genting Singapore PLC	150,400	172,788
Global Logistic Properties Ltd.	49,000	113,323
Golden Agri-Resources Ltd.	166,702	89,711
Hutchison Port Holdings Trust	130,000	104,048
Jardine Cycle & Carriage Ltd.	3,015	120,087
Keppel Corp. Ltd.	35,202	321,449
Keppel Land Ltd.	18,000	60,287
Noble Group Ltd.	90,654	87,583
Olam International Ltd.	40,900	52,537
Olam International Ltd. Rights (b) (c)	12,801	0
Oversea-Chinese Banking Corporation Ltd.	63,000	507,653
Sembcorp Industries Ltd.	25,200	109,880
Sembcorp Marine Ltd.	21,200	80,988
Singapore Airlines Ltd.	13,000	115,304
Singapore Exchange Ltd.	21,000	122,031
Singapore Press Holdings Ltd.	37,200	123,187

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Singapore Technologies Engineering Ltd.	36,381	$114,826
Singapore Telecommunications Ltd.	194,150	528,288
StarHub Ltd.	15,000	46,983
United Overseas Bank Ltd.	30,616	502,226
UOL Group Ltd.	10,461	51,592
Wilmar International Ltd.	48,000	132,518
Yangzijiang Shipbuilding Holdings Ltd.	48,000	38,457

		5,023,004

Spain (3.00%)
Abertis Infraestructuras SA	8,642	142,734
Acciona SA	580	43,314
ACS Actividades de Construccion y Servicios SA	3,570	90,477
Amadeus IT Holding SA A Shares	7,713	194,918
Banco Bilbao Vizcaya Argentaria SA	133,057	1,236,210
Banco de Sabadell SA (b)	68,600	179,408
Banco Popular Espanol SA (b)	128,916	100,765
Banco Santander SA (Madrid)	251,454	2,043,568
Bankia SA (b)	25,621	13,223
CaixaBank	20,417	71,522
Distribuidora Internacional de Alimentacion SA	14,395	91,972
Enagas SA	4,514	96,708
Ferrovial SA	9,878	147,047
Gas Natural SDG SA	8,551	154,152
Grifols SA (b)	3,546	123,997
Iberdrola SA	96,287	537,734
Industria de Diseno Textil SA	5,309	745,948
International Consolidated Airlines Group SA (b)	23,616	70,107
Mapfre SA	19,111	58,884
Red Electrica Corporacion SA	2,728	134,752
Repsol SA	20,011	408,479
Repsol SA Rights (b)	20,011	12,203
Telefonica SA	99,610	1,348,624
Zardoya Otis SA	3,885	55,601

		8,102,347

Sweden (3.14%)
Alfa Laval AB	8,487	177,461
Assa Abloy AB Class B	8,102	304,981
Atlas Copco AB Class A	16,609	460,572
Atlas Copco AB Class B	9,356	229,657
Boliden AB	6,896	131,031
Electrolux AB Series B	5,897	155,766
Elekta AB B Shares	9,032	141,275
Getinge AB B Shares	5,002	170,032
Hennes & Mauritz AB (H&M) B Shares	23,203	804,147
Hexagon AB B Shares	5,817	147,102
Husqvarna AB B Shares	10,537	63,949
Industrivarden AB C Shares	2,968	49,449
Investment AB Kinnevik B Shares	5,200	108,771
Investor AB B Shares	11,110	291,861
Lundin Petroleum AB (b)	5,481	126,843

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Millicom International Cellular SA SDR	1,498	$130,028
Nordea Bank AB	64,033	615,928
Ratos AB B Shares	4,836	46,574
Sandvik AB	24,893	400,074
Scania AB Class B	7,558	157,141
Securitas AB Class B	7,894	69,204
Skandinaviska Enskilda Banken AB Class A	34,962	299,123
Skanska AB Class B	9,310	152,785
SKF AB B Shares	9,811	248,489
Svenska Cellulosa AB B Shares	14,105	306,679
Svenska Handelsbanken AB A Shares	12,215	439,152
Swedbank AB - A Shares	19,179	376,780
Swedish Match AB	4,943	165,936
Tele2 AB Class B	8,000	144,599
Telefonaktiebolaget LM Ericsson B Shares	74,047	747,967
TeliaSonera AB	52,509	356,483
Volvo AB B Shares	34,259	472,402

		8,492,241

Switzerland (8.63%)
ABB Ltd. Reg. (b)	53,689	1,113,377
Actelion Ltd. Reg. (b)	2,685	128,479
Adecco SA Reg. (b)	3,202	169,572
Aryzta AG (b)	2,151	110,681
Baloise Holding AG Reg.	1,180	101,920
Banque Cantonale Vaudoise (BCV) Reg.	75	39,943
Barry Callebaut AG Reg. (b)	44	42,567
Compagnie Financiere Richemont SA Class A	12,752	1,000,975
Credit Suisse Group AG Reg. (b)	30,347	740,659
Ems-Chemie Holding AG Reg	168	39,607
Geberit AG Reg. (b)	866	191,971
Givaudan SA Reg. (b)	204	215,585
Holcim Ltd. Reg. (b)	5,548	408,638
Julius Baer Group Ltd. (b)	5,073	180,613
Kuehne & Nagel International AG Reg.	1,363	164,322
Lindt & Spruengli AG (b)	22	71,744
Lindt & Spruengli AG Reg. (b)	3	113,549
Lonza Group AG Reg. (b)	1,300	70,442
Nestle SA Reg.	78,887	5,146,860
Novartis AG	56,144	3,546,800
Pargesa Holding SA	681	46,934
Partners Group Holding AG	388	89,698
Roche Holding AG	17,180	3,473,472
Schindler Holding AG	1,226	177,348
Schindler Holding AG Reg.	543	77,009
SGS SA Reg	135	299,843
Sika AG	54	124,899
Sonova Holding AG Reg. (b)	1,202	133,571
Sulzer AG Reg.	564	89,264
Swatch Group AG Reg., The	1,093	94,550

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Swatch Group AG, The	761	$385,906
Swiss Life Holding AG Reg. (b)	777	103,711
Swiss Prime Site AG Reg. (b)	1,325	110,850
Swiss Re AG (b)	8,679	629,217
Swisscom AG	579	250,888
Syngenta AG Reg.	2,259	912,605
Transocean Ltd.	8,641	387,408
UBS AG Reg. (b)	89,081	1,394,017
Zurich Insurance Group AG (b)	3,591	962,237

		23,341,731

United Kingdom (22.56%)
3i Group PLC	24,468	87,325
Aberdeen Asset Management PLC	20,952	126,077
Admiral Group PLC	5,073	96,633
Aggreko PLC	6,561	187,241
AMEC PLC	7,634	126,197
Anglo American PLC	34,132	1,075,947
Antofagasta PLC	9,805	214,876
ARM Holdings PLC	34,013	429,541
Associated British Foods PLC	8,747	223,471
AstraZeneca PLC	30,545	1,447,519
Aviva PLC	71,481	442,320
Babcock International Group PLC	8,948	141,244
BAE Systems PLC	78,568	436,695
Balfour Beatty PLC	17,065	76,809
Barclays PLC	284,011	1,233,738
BG Group PLC	83,095	1,386,008
BHP Billiton PLC	51,755	1,825,579
BP PLC	467,550	3,250,832
British American Tobacco PLC	47,575	2,418,473
British Land Co. PLC	21,137	195,285
British Sky Broadcasting Group PLC	26,880	339,021
BT Group PLC	192,166	733,152
Bunzl PLC	7,962	131,785
Burberry Group PLC	10,958	220,272
Capita PLC	15,708	194,102
Capital Shopping Centres Group PLC	13,962	80,324
Carnival PLC	4,528	175,832
Centrica PLC	127,946	698,290
Cobham PLC	27,590	100,249
Compass Group PLC	45,729	542,837
Croda International PLC	3,321	129,801
Diageo PLC	61,404	1,788,490
Eurasian Natural Resources Corp.	6,649	31,446
Evraz PLC	8,762	37,604
Experian PLC	24,814	399,925
Fresnillo PLC	4,520	138,635
G4S PLC	35,563	149,009
GKN PLC	38,488	145,207
GlaxoSmithKline PLC	121,759	2,650,974
Glencore International PLC	93,407	539,596
Hammerson PLC	17,233	138,187
Hargreaves Lansdown PLC	5,175	57,879
HSBC Holdings PLC	447,164	4,738,492
ICAP PLC	13,524	68,386

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
IMI PLC	7,949	$143,871
Imperial Tobacco Group PLC	24,246	940,055
Inmarsat PLC	11,000	106,029
InterContinental Hotels Group PLC	6,794	190,506
Intertek Group PLC	4,020	204,203
Invensys PLC	20,825	111,446
Investec PLC	12,880	89,666
ITV PLC	93,147	161,588
J Sainsbury PLC	30,567	172,937
Johnson Matthey PLC	5,075	199,362
Kazakhmys PLC	5,398	69,767
Kingfisher PLC	58,563	273,640
Land Securities Group PLC	19,258	256,921
Legal & General Group PLC	145,861	349,755
Lloyds Banking Group PLC (b)	1,035,433	825,130
London Stock Exchange Group PLC	4,159	74,189
Marks & Spencer Group PLC	39,238	246,478
Meggitt PLC	19,120	119,725
Melrose Industries PLC	29,574	108,632
National Grid PLC	88,322	1,013,001
Next PLC	3,994	242,446
Old Mutual PLC	120,053	352,600
Pearson PLC	20,122	392,209
Petrofac Ltd.	6,369	170,218
Prudential PLC	62,154	886,772
Randgold Resources Ltd.	2,133	211,012
Reckitt Benckiser Group PLC	15,908	1,009,833
Reed Elsevier PLC	29,873	315,388
Resolution Ltd.	34,700	141,175
Rexam PLC	22,159	158,552
Rio Tinto PLC	32,831	1,914,888
Rolls-Royce Holdings PLC (b)	45,645	654,704
Royal Bank of Scotland Group PLC (b)	50,928	272,207
Royal Dutch Shell PLC Class A	90,719	3,148,874
Royal Dutch Shell PLC Class B	64,407	2,297,804
RSA Insurance Group PLC	86,965	179,597
SABMiller PLC	23,516	1,091,404
Sage Group PLC, The	30,107	144,769
Schroders PLC	2,872	79,797
SEGRO PLC	17,831	72,377
Serco Group PLC	11,902	104,258
Severn Trent PLC	5,910	152,075
Shire PLC	13,901	427,610
Smith & Nephew PLC	21,857	241,605
Smiths Group PLC	9,834	192,625
SSE PLC	23,273	541,425
Standard Chartered PLC	58,438	1,512,360
Standard Life PLC	57,413	313,845
Tate & Lyle PLC	11,504	142,330
Tesco PLC	196,711	1,083,597
Tui Travel PLC	9,511	44,133
Tullow Oil PLC	22,266	464,188
Unilever PLC	31,412	1,221,013
United Utilities Group PLC	16,915	186,212
Vedanta Resources PLC	2,263	43,693
Vodafone Group PLC	1,203,660	3,029,930

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Weir Group PLC, The	5,313	$164,294
Whitbread PLC	4,390	176,410
William Morrison Supermarkets PLC	56,982	244,661
Wolseley PLC	6,747	322,627
WPP PLC	30,495	445,507
Xstrata PLC	51,494	898,868

		60,998,098

United States (0.00%)
Prothena Corp. PLC (b)	295	2,165

		2,165

Total Common Stocks
(cost $254,311,088)		267,810,168

Preferred Stocks (a) (0.61%)
Germany (0.61%)
Bayerische Moteren Werke (BMW) AG PFD	1,238	80,196
Henkel AG & Co. KGaA PFD	4,332	356,398
Porsche Automobil Holding SE PFD	3,773	310,574
ProSiebenSat.1 Media AG PFD	2,229	63,490
RWE AG-Non Voting PFD	986	37,283
Volkswagen AG PFD	3,528	809,496

		1,657,437

Total Preferred Stocks
(cost $710,580)		1,657,437

	Shares	Value
Short-term Investments (0.04%)
State Street Institutional U.S. Government Money Market Fund	95,283	$95,283

Total Short-term Investments
(cost $ 95,283)		95,283

TOTAL INVESTMENTS (99.70%)
(cost $ 255,116,951)		269,562,888
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (0.30%)		816,686

NET ASSETS (100.00%)		$270,379,574

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	At December 31, 2012, cash in the amount of $235,686 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR - Fiduciary Depositary Receipt

SDR - Swedish Depositary Receipt

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$77,715,672	28.83
British Pound	60,998,098	22.63
Japanese Yen	53,819,850	19.97
Australian Dollar	24,186,010	8.97
Swiss Franc	23,341,731	8.66
Swedish Krona	8,492,241	3.15
Hong Kong Dollar	8,483,260	3.15
Singapore Dollar	4,918,956	1.82
Danish Krone	3,125,773	1.16
Norwegian Krone	2,497,592	0.93
Israeli Shekel	1,448,872	0.54
New Zealand Dollar	333,337	0.12
United States Dollar	201,496	0.07

Total Investments	$269,562,888	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$66,554,722	24.61
Industrials	34,004,681	12.58
Consumer Staples	31,162,400	11.53
Consumer Discretionary	28,883,659	10.68
Materials	26,661,731	9.86
Health Care	26,257,535	9.71
Energy	20,757,632	7.68
Telecommunication Services	13,078,212	4.84
Information Technology	11,710,266	4.33
Utilities	10,396,767	3.84

Total Stocks	269,467,605	99.66
Short-term Investments	95,283	0.04
Cash and Other Assets, Net of Liabilities	816,686	0.30

Net Assets	$270,379,574	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	1	March 2013	$118,069	$119,808	$1,739
Euro Stoxx 50	8	March 2013	276,244	275,809	(435)
FTSE 100 Index	3	March 2013	285,812	285,178	(634)
Nikkei 225 Index	3	March 2013	165,196	179,633	14,437

Total					$15,107

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Registered Investment Companies (99.41%)
State Farm Variable Product Trust Bond Fund (a)	2,907,057	$31,890,411
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	3,463,002	48,828,327

Total Registered Investment Companies
(cost $ 72,051,573)		80,718,738

TOTAL INVESTMENTS (99.41%)
(cost $ 72,051,573)		80,718,738
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.59%)		481,249

NET ASSETS (100.00%)		$81,199,987

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Principal amount	Value
Corporate Bonds (63.98%)
Agriculture, Foods, & Beverage (5.48%)
HJ Heinz Co.
5.350%, 07/15/2013	$500,000	$512,743
Coca-Cola Co., The
1.800%, 09/01/2016	500,000	516,425
Hershey Co.
5.450%, 09/01/2016	500,000	575,572
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,175,096
Coca-Cola Co., The
5.350%, 11/15/2017	2,000,000	2,394,756
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,186,045
Campbell Soup Co.
4.250%, 04/15/2021	1,000,000	1,131,289
Kellogg Co.
3.125%, 05/17/2022	1,000,000	1,047,988
Sysco Corp.
2.600%, 06/12/2022	1,000,000	1,020,540

		9,560,454

Banks (2.53%)
Wachovia Corp.
5.700%, 08/01/2013	500,000	515,586
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	531,673
US Bank NA
4.950%, 10/30/2014	500,000	537,599
Fifth Third Bank
4.750%, 02/01/2015	500,000	536,302
Wachovia Bank NA
5.600%, 03/15/2016	500,000	562,701
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	567,684
Bank of America NA
6.000%, 06/15/2016	500,000	566,329
Wachovia Corp.
5.750%, 06/15/2017	500,000	592,183

		4,410,057

Building Materials & Construction (1.22%)
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	1,008,692
CRH America Inc.
6.000%, 09/30/2016	1,000,000	1,123,625

		2,132,317

Chemicals (3.66%)
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	1,000,000	1,006,681
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	504,737
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,161,183
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	592,334

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	$500,000	$617,068
Praxair Inc.
2.450%, 02/15/2022	1,000,000	1,005,089
PPG Industries Inc.
2.700%, 08/15/2022	500,000	495,134
Dow Chemical Co., The
3.000%, 11/15/2022	1,000,000	997,774

		6,380,000

Commercial Service/Supply (1.20%)
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,069,113
Cintas Corp. No. 2
3.250%, 06/01/2022	1,000,000	1,026,688

		2,095,801

Computers (0.69%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,207,658

Consumer & Marketing (3.48%)
Kimberly-Clark Corp.
5.000%, 08/15/2013	1,000,000	1,029,749
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,074,071
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,177,221
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	613,219
Unilever Capital Corp.
4.250%, 02/10/2021	1,000,000	1,154,235
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	1,017,630

		6,066,125

Electronic/Electrical Manufacturing (0.91%)
General Electric Co.
5.000%, 02/01/2013	1,000,000	1,003,810
Emerson Electric Co.
5.125%, 12/01/2016	500,000	575,462

		1,579,272

Financial Services (3.19%)
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	1,018,875
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	524,641
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	541,460
5.375%, 10/20/2016	500,000	571,921
5.400%, 02/15/2017	500,000	575,050

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
Simon Property Group Inc.
6.125%, 05/30/2018	$1,000,000	$1,218,112
JPMorgan Chase & Co.
4.350%, 08/15/2021	1,000,000	1,118,237

		5,568,296

Health Care (8.07%)
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	1,004,807
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	1,011,500
Schering-Plough Corp.
5.300%, 12/01/2013	500,000	522,724
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,068,609
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,063,131
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	545,038
Baxter International Inc.
5.900%, 09/01/2016	500,000	589,513
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,167,098
Wyeth
5.450%, 04/01/2017	500,000	590,718
Amgen Inc.
5.850%, 06/01/2017	500,000	592,118
Johnson & Johnson
5.550%, 08/15/2017	500,000	603,240
AstraZeneca PLC
5.900%, 09/15/2017	500,000	607,512
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	612,790
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	604,002
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,218,044
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,135,969
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,139,835

		14,076,648

Machinery & Manufacturing (5.18%)
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	771,922
Caterpillar Inc.
5.700%, 08/15/2016	500,000	580,050
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,154,270
Honeywell International Inc.
5.300%, 03/15/2017	500,000	586,269
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	587,871
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,184,091

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	$500,000	$600,399
2.850%, 06/01/2022	1,000,000	1,022,756
Deere & Co.
2.600%, 06/08/2022	1,000,000	1,012,601
Covidien International
3.200%, 06/15/2022	1,000,000	1,046,897
3M Co.
2.000%, 06/26/2022	500,000	496,318

		9,043,444

Media & Broadcasting (1.85%)
Thomson Reuters Corp.
5.950%, 07/15/2013	1,000,000	1,028,125
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,163,367
Comcast Corp.
3.125%, 07/15/2022	1,000,000	1,041,835

		3,233,327

Mining & Metals (3.43%)
BHP Finance USA
4.800%, 04/15/2013	1,000,000	1,012,530
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	1,066,644
Alcan Inc.
5.000%, 06/01/2015	500,000	546,506
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	1,082,540
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	586,166
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	624,061
3.500%, 03/22/2022	500,000	526,088
Barrick Gold Corp.
3.850%, 04/01/2022	500,000	529,263

		5,973,798

Oil & Gas (4.46%)
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	1,007,403
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	586,329
Apache Corp.
5.625%, 01/15/2017	500,000	585,649
Shell International Finance
5.200%, 03/22/2017	500,000	585,472
Canadian National Resources
5.700%, 05/15/2017	500,000	588,987
Weatherford International Inc.
6.350%, 06/15/2017	500,000	572,284
EOG Resources Inc.
5.875%, 09/15/2017	500,000	604,820
Husky Energy Inc.
6.200%, 09/15/2017	500,000	599,554

82	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
ConocoPhillips
5.200%, 05/15/2018	$500,000	$591,754
Apache Corp.
3.250%, 04/15/2022	1,000,000	1,059,806
Shell International Finance
2.375%, 08/21/2022	500,000	502,340
EOG Resources Inc.
2.625%, 03/15/2023	500,000	503,518

		7,787,916

Retailers (5.29%)
Walgreen Co.
4.875%, 08/01/2013	500,000	512,334
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,117,102
Target Corp.
5.875%, 07/15/2016	1,000,000	1,179,678
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	581,146
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,173,437
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,183,833
Target Corp.
5.375%, 05/01/2017	500,000	588,558
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	597,786
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	612,523
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,179,389
Walgreen Co.
3.100%, 09/15/2022	500,000	504,335

		9,230,121

Telecom & Telecom Equipment (2.53%)
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,003,500
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,074,116
Verizon Communications
5.500%, 04/01/2017	1,000,000	1,173,503
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,154,860

		4,405,979

Utilities & Energy (10.81%)
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	512,420
Union Electric Co.
5.500%, 05/15/2014	1,000,000	1,057,382
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	1,134,156
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	1,152,109

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Commonwealth Edison Co.
5.950%, 08/15/2016	$500,000	$582,722
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	583,462
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,151,379
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,199,629
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,164,110
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	604,824
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,164,707
Union Electric Co.
6.400%, 06/15/2017	500,000	610,728
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	600,417
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	606,232
Florida Power Corp.
5.800%, 09/15/2017	500,000	598,060
Virginia Electric & Power
5.950%, 09/15/2017	500,000	610,876
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	600,164
Florida Power Corp.
5.650%, 06/15/2018	500,000	604,815
Pacificorp
5.650%, 07/15/2018	500,000	610,794
Appalachian Power Co.
4.600%, 03/30/2021	500,000	575,900
Southern California Edison Co.
3.875%, 06/01/2021	1,000,000	1,128,292
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	500,000	506,492
Northern States Power Co.
2.150%, 08/15/2022	500,000	493,728
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	998,624

		18,852,022

Total Corporate Bonds (cost $100,069,319)		111,603,235

Government Agency Securities (a) (0.88%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,535,174

Total Government Agency Securities (cost $1,494,731)		1,535,174

U.S. Treasury Obligations (32.98%)
U.S. Treasury Notes
4.250%, 08/15/2014	3,000,000	3,194,298
4.000%, 02/15/2015	5,000,000	5,392,190
4.250%, 08/15/2015	10,000,000	11,017,970

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
3.250%, 03/31/2017	$8,000,000	$8,896,248
3.500%, 02/15/2018	10,000,000	11,386,720
2.750%, 02/15/2019	7,500,000	8,304,495
3.625%, 02/15/2020	8,000,000	9,347,504

Total U.S. Treasury Obligations (cost $53,357,240)		57,539,425

	Shares	Value
Short-term Investments (1.13%)
JPMorgan U.S. Government Money Market Fund	1,966,785	$1,966,785

Total Short-term Investments (cost $1,966,785)		1,966,785

TOTAL INVESTMENTS (98.97%) (cost $156,888,075)		172,644,619
OTHER ASSETS, NET OF LIABILITIES (1.03%)		1,800,847

NET ASSETS (100.00%)		$174,445,466

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that this entity continues to meet its obligations to holders of bonds it has issued or guaranteed.

84	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Principal amount	Value
Short-term Investments (100.07%)
Agriculture, Foods, & Beverage (10.93%)
Coca-Cola Co. (a)
0.160%, 01/11/2013	$1,854,000	$1,853,918
Nestle Finance International Ltd.
0.100%, 01/08/2013	276,000	275,995
0.160%, 01/16/2013	1,856,000	1,855,876

		3,985,789

Automotive (13.12%)
American Honda Finance Corp.
0.150%, 03/13/2013	1,835,000	1,834,457
PACCAR Financial Corp.
0.140%, 01/28/2013	1,100,000	1,099,885
Toyota Motor Credit Corp.
0.190%, 01/09/2013	1,853,000	1,852,922

		4,787,264

Financial Services (10.00%)
General Electric Capital Corp.
0.160%, 01/23/2013	1,900,000	1,899,814
Wells Fargo & Co.
0.140%, 03/07/2013	1,750,000	1,749,558

		3,649,372

Government Agency Securities (b) (24.66%)
Federal Home Loan Bank
0.105%, 01/04/2013	1,000,000	999,991
Federal Home Loan Mortgage Corp.
0.125%, 01/22/2013	1,200,000	1,199,912
0.050%, 03/27/2013	1,800,000	1,799,788
Federal National Mortgage Association
0.040%, 02/21/2013	2,500,000	2,499,858
0.040%, 02/26/2013	2,500,000	2,499,844

		8,999,393

Machinery & Manufacturing (5.00%)
Caterpillar Finance Service Corp.
0.200%, 03/04/2013	1,825,000	1,824,371

Media & Broadcasting (4.93%)
Walt Disney Co., The (a)
0.150%, 02/15/2013	1,800,000	1,799,662

	Shares	Value
Short-term Investments (Cont.)
Registered Investment Companies (4.58%)
JPMorgan U.S. Government Money Market Fund	1,671,637	$1,671,637

	Principal amount	Value
Retailers (4.93%)
Wal-Mart Stores Inc. (a)
0.090%, 02/04/2013	$1,800,000	$1,799,847

U.S. Government Obligations (21.92%)
U.S. Treasury Bill
0.071%, 01/31/2013	2,000,000	1,999,882
0.065%, 03/21/2013	3,000,000	2,999,572
0.068%, 04/25/2013	3,000,000	2,999,354

		7,998,808

Total Short-term Investments (cost $ 36,516,143)		36,516,143

TOTAL INVESTMENTS (100.07%) (cost $ 36,516,143)		36,516,143
LIABILITIES, NET OF OTHER ASSETS (-0.07%)		(26,625)

NET ASSETS (100.00%)		$36,489,518

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$36,911,976	41,054,059	35,461,764

Investments in securities at market value	$42,209,903	45,921,961	40,678,639
Cash	—	—	—
Foreign currencies at value (cost $1,298 and $484,761, respectively)	—	—	1,296
Receivable for:
Dividends and interest	38,466	16,113	56,756
Shares of the Fund sold	11,867	13,052	7,591
Securities sold	—	259,992	2,781
SFIMC	2,393	2,379	1,035
Variation margin	—	—	—
Prepaid expenses	1,006	1,074	905

Total assets	42,263,635	46,214,571	40,749,003

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	16	478	2
Securities purchased	18,569	279,824	33,917
Unrealized loss on forward foreign currency contracts	—	—	239
Due to affiliates	21,746	31,233	27,537
Accrued liabilities	29,183	30,254	65,668

Total liabilities	69,514	341,789	127,363

Net assets applicable to shares outstanding of common stock	$42,194,121	45,872,782	40,621,640

Fund shares outstanding (no par value, unlimited number of shares authorized)	4,903,345	4,148,068	4,161,027
Net asset value, offering price and redemption price per share	$8.61	11.06	9.76

Analysis of Net Assets
Paid-in-capital	$48,358,714	41,727,334	44,341,740
Accumulated net realized gain (loss)	(11,709,716)	(1,161,985)	(9,304,862)
Net unrealized appreciation (depreciation)	5,297,927	4,867,902	5,216,800
Accumulated undistributed net investment income (loss)	247,196	439,531	367,962

Net assets applicable to shares outstanding	$42,194,121	45,872,782	40,621,640

(a)	Relates to investments in affiliated investment companies.

86	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

458,529,974	219,340,663	255,116,951	72,051,573	(a)	156,888,075	36,516,143

487,056,697	237,464,629	269,562,888	80,718,738	(a)	172,644,619	36,516,143
242,861	310,423	—	459,702		—	—
—	—	480,221	—		—	—

535,535	269,743	545,161	—		1,905,184	4
183,828	104,755	91,508	30,670		25,779	6,557
67,999	82	5,635	—		—	—
5,543	—	—	29,310		—	14,035
92,055	135,780	15,110	—		—	—
10,110	5,427	6,373	1,120		3,473	829

488,194,628	238,290,839	270,706,896	81,239,540		174,579,055	36,537,568

107,442	68,030	32,371	9,124		5,297	165
—	—	—	—		—	—
—	—	—	—		—	—
111,000	85,429	127,059	—		76,768	13,105
70,137	70,681	167,892	30,429		51,524	34,780

288,579	224,140	327,322	39,553		133,589	48,050

487,906,049	238,066,699	270,379,574	81,199,987		174,445,466	36,489,518

34,602,922	21,949,265	22,788,144	5,997,576		15,905,260	36,490,621
14.10	10.85	11.86	13.54		10.97	1.00

437,000,640	217,980,150	261,442,118	69,595,148		159,523,565	36,490,620
12,620,496	1,357,886	(3,935,207)	1,106,116		(834,643)	(1,102)
28,524,879	18,247,200	14,458,697	8,667,165		15,756,544	—
9,760,034	481,463	(1,586,034)	1,831,558		—	—

487,906,049	238,066,699	270,379,574	81,199,987		174,445,466	36,489,518

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2012

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$900,854	838,415	1,011,334
Interest	41	35	268

	900,895	838,450	1,011,602
Less: foreign withholding taxes	(1,984)	(254)	(83,326)

Total investment income	898,911	838,196	928,276
Expenses:
Investment advisory and management fees	242,416	347,416	300,149
Professional fees	33,475	33,285	37,807
Reports to shareholders	10,488	11,354	10,547
Custodian fees	7,225	12,940	86,235
Errors and omissions insurance	2,688	2,957	2,624
Securities valuation fees	3,396	4,558	14,457
Trustees’ fees and expenses	2,056	2,189	1,962
Regulatory fees	394	394	394
ICI dues	410	439	443
Fidelity bond expense	159	175	174
License index fees	—	—	—
Federal taxes	—	—	—

Total expenses	302,707	415,707	454,792
Less: expense reimbursement from SFIMC (b)	(19,889)	(24,864)	(79,605)

Net expenses	282,818	390,843	375,187

Net investment income	616,093	447,353	553,089
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	2,577,458	4,542,096	133,002
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(9,112)
Net realized gain (loss) on foreign currency transactions	—	—	62,304
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,848,618	1,984,614	5,803,968

Net realized and unrealized gain (loss) on investments	5,426,076	6,526,710	5,990,162

Net change in net assets resulting from operations	$6,042,169	6,974,063	6,543,251

(a)	Relates to investments in affiliated investment companies.

(b)	For the Money Market Fund, this amount includes $150,261 of additional voluntary fee waivers by SFIMC. See Note 6 under Fees and Other Transactions with Affiliates.

88	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

11,205,936	4,540,496	9,480,299	1,823,215	(a)	—	—
1,105	1,194	1,276	—		6,475,118	39,020

11,207,041	4,541,690	9,481,575	1,823,215		6,475,118	39,020
(6,101)	(5,257)	(664,735)	—		—	—

11,200,940	4,536,433	8,816,840	1,823,215		6,475,118	39,020

1,163,485	927,083	1,378,255	—		873,007	151,425
51,655	41,161	78,882	35,177		49,878	36,408
84,196	75,564	61,123	24,376		44,744	29,398
19,980	25,113	138,750	61		2,073	1,657
30,389	16,612	17,934	5,591		9,272	2,648
9,204	31,344	6,421	—		18,654	—
22,366	11,098	12,493	3,926		8,085	1,890
394	394	394	394		394	394
5,560	2,346	2,602	—		2,249	500
1,864	972	1,163	388		549	183
47,331	49,999	10,000	—		—	—
—	772	—	—		—	—

1,436,424	1,182,458	1,708,017	69,913		1,008,905	224,503
(19,980)	(25,885)	—	(69,913)		—	(185,483)

1,416,444	1,156,573	1,708,017	—		1,008,905	39,020

9,784,496	3,379,860	7,108,823	1,823,215		5,466,213	—

13,583,146	8,546,629	(2,688,361)	370	(a)	210,636	—
—	—	—	1,115,030		—	—
—	—	10,186	—		—	—
—	47	14,071	—		—	—
494,222	634,789	311,184	—		—	—
(9,640)	121,005	15,537	—		—	—

45,814,614	21,165,408	37,294,521	5,274,118	(a)	249,859	—

59,882,342	30,467,878	34,957,138	6,389,518		460,495	—

69,666,838	33,847,738	42,065,961	8,212,733		5,926,708	—

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2012	2011
From operations:
Net investment income	$616,093	439,013
Net realized gain (loss)	2,577,458	1,820,811
Change in net unrealized appreciation or depreciation	2,848,618	(2,286,167)

Net change in net assets resulting from operations	6,042,169	(26,343)
Distributions to shareholders from and in excess of:
Net investment income	(613,447)	(432,530)
Net realized gain	—	—

Total distributions to shareholders	(613,447)	(432,530)
From Fund share transactions:
Proceeds from shares sold	1,208,124	1,584,943
Reinvestment of distributions	613,447	432,530

	1,821,571	2,017,473
Less payments for shares redeemed	(1,631,299)	(1,497,246)

Net increase (decrease) in net assets from Fund share transactions	190,272	520,227

Total increase (decrease) in net assets	5,618,994	61,354

Net assets:
Beginning of period	36,575,127	36,513,773

End of period*	$42,194,121	36,575,127

* Including accumulated undistributed net investment income (loss)	$247,196	244,550

Share Information
Sold	145,643	204,975
Issued in reinvestment of distributions	70,592	58,450
Redeemed	(197,034)	(191,970)

Net increase (decrease)	19,201	71,455

90	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2012	2011	2012	2011	2012	2011	2012	2011

447,353	104,652	553,089	487,485	9,784,496	8,402,033	3,379,860	1,669,865
4,542,096	3,561,910	186,194	342,853	14,077,368	9,939,117	9,181,465	13,696,814
1,984,614	(4,534,968)	5,803,968	(6,270,129)	45,804,974	(9,507,929)	21,286,413	(25,705,565)

6,974,063	(868,406)	6,543,251	(5,439,791)	69,666,838	8,833,221	33,847,738	(10,338,886)

(91,918)	(122,846)	(202,352)	(711,216)	(8,311,287)	(83,363)	(2,964,020)	(1,672,938)
—	—	—	—	(11,052,261)	(1,913,059)	(7,245,474)	(9,875,589)

(91,918)	(122,846)	(202,352)	(711,216)	(19,363,548)	(1,996,422)	(10,209,494)	(11,548,527)

1,165,333	1,762,441	749,371	803,636	4,019,518	4,757,210	2,336,030	2,833,453
91,918	122,846	202,352	711,216	19,363,548	1,996,422	10,209,494	11,548,527

1,257,251	1,885,287	951,723	1,514,852	23,383,066	6,753,632	12,545,524	14,381,980
(1,768,749)	(1,946,255)	(860,746)	(1,145,202)	(40,159,572)	(37,851,389)	(16,818,172)	(18,031,178)

(511,498)	(60,968)	90,977	369,650	(16,776,506)	(31,097,757)	(4,272,648)	(3,649,198)

6,370,647	(1,052,220)	6,431,876	(5,781,357)	33,526,784	(24,260,958)	19,365,596	(25,536,611)

39,502,135	40,554,355	34,189,764	39,971,121	454,379,265	478,640,223	218,701,103	244,237,714

45,872,782	39,502,135	40,621,640	34,189,764	487,906,049	454,379,265	238,066,699	218,701,103

439,531	104,258	367,962	149,279	9,760,034	8,381,845	481,463	195,399

112,591	177,134	83,087	87,041	288,476	373,765	218,835	271,544
8,259	13,097	20,796	86,628	1,346,561	164,450	961,346	1,168,879
(169,479)	(199,163)	(96,264)	(121,019)	(2,880,950)	(2,966,420)	(1,565,625)	(1,670,930)

(48,629)	(8,932)	7,619	52,650	(1,245,913)	(2,428,205)	(385,444)	(230,507)

See accompanying notes to financial statements.	91

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2012	2011
From operations:
Net investment income	$7,108,823	7,311,122
Net realized gain (loss)	(2,352,920)	48,583
Change in net unrealized appreciation or depreciation	37,310,058	(41,166,220)

Net change in net assets resulting from operations	42,065,961	(33,806,515)
Distributions to shareholders from and in excess of:
Net investment income	(7,548,859)	(7,223,204)
Net realized gain	(2,136)	(909,776)

Total distributions to shareholders	(7,550,995)	(8,132,980)
From Fund share transactions:
Proceeds from shares sold	3,417,658	3,547,582
Reinvestment of distributions	7,550,995	8,132,980

	10,968,653	11,680,562
Less payments for shares redeemed	(12,038,453)	(12,867,577)

Net increase (decrease) in net assets from Fund share transactions	(1,069,800)	(1,187,015)

Total increase (decrease) in net assets	33,445,166	(43,126,510)

Net assets:
Beginning of period	236,934,408	280,060,918

End of period*	$270,379,574	236,934,408

*Including accumulated undistributed net investment income (loss)	$(1,586,034)	(277,280)

Share Information
Sold	312,703	303,194
Issued in reinvestment of distributions	637,215	791,152
Redeemed	(1,075,936)	(1,067,263)

Net increase (decrease)	(126,018)	27,083

(a)	Relates to investments in affiliated investment companies.

92	See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2012	2011	2012	2011	2012	2011

1,823,215 (a)	1,041,778 (a)	5,466,213	5,795,348	—	—
1,115,400 (a)	211,464 (a)	210,636	53,226	—	—
5,274,118 (a)	1,732,287 (a)	249,859	5,278,971	—	—

8,212,733	2,985,529	5,926,708	11,127,545	—	—

(1,041,832)	(1,947,029)	(5,466,213)	(5,795,348)	—	—
(194,070)	(521,724)	—	—	—	—

(1,235,902)	(2,468,753)	(5,466,213)	(5,795,348)	—	—

1,523,607	1,789,611	3,877,918	3,511,778	1,702,512	3,879,762
1,235,902	2,468,753	5,466,213	5,795,348	—	—

2,759,509	4,258,364	9,344,131	9,307,126	1,702,512	3,879,762
(6,805,369)	(7,538,476)	(10,782,386)	(12,936,603)	(5,238,637)	(6,668,468)

(4,045,860)	(3,280,112)	(1,438,255)	(3,629,477)	(3,536,125)	(2,788,706)

2,930,971	(2,763,336)	(977,760)	1,702,720	(3,536,125)	(2,788,706)

78,269,016	81,032,352	175,423,226	173,720,506	40,025,643	42,814,349

81,199,987	78,269,016	174,445,466	175,423,226	36,489,518	40,025,643

1,831,558	1,041,778	—	—	—	—

115,009	141,817	353,028	327,098	1,702,512	3,879,762
91,345	205,730	496,846	538,093	—	—
(513,352)	(600,112)	(981,689)	(1,197,677)	(5,238,637)	(6,668,468)

(306,998)	(252,565)	(131,815)	(332,486)	(3,536,125)	(2,788,706)

See accompanying notes to financial statements.	93

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”) as of December 31, 2012. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stocks and other equity securities of large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stock and other equity securities of small and mid-capitalization companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

For more information refer to Note 5 Income Taxes and Distributions to Shareholders.

Foreign Currency Translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2012. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Short Sales

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of corporate actions (e.g., corporate mergers or spin-offs) that no longer are included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of the Funds.

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which is effective for reporting periods beginning on or after January 1, 2013. This update will require new disclosures for financial instruments and derivative instruments which are offset on the balance sheet or which are subject to enforceable master netting agreements. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent events”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including reviewing a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2012:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$41,599,791	$—	$—	$41,599,791
Short-term Investments	610,112	—	—	610,112
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	45,240,282	—	—	45,240,282
Registered Investment Companies	226,538	—	—	226,538
Short-term Investments	455,141	—	—	455,141
International Equity Fund					—	(239)	—	(239)
Common Stocks (a)	—	39,231,194	—	39,231,194
Preferred Stocks (a)	—	491,567	—	491,567
Short-term Investments	955,878	—	—	955,878
Large Cap Index Fund					(1,844)	—	—	(1,844)
Common Stocks (a)	484,268,942	—	—	484,268,942
Short-term Investments	2,787,755	—	—	2,787,755
Small Cap Index Fund					123,234	—	—	123,234
Common Stocks (a)	230,179,685	0	0	230,179,685
Registered Investment Companies	2,705,766	—	—	2,705,766
Short-term Investments	4,579,178	—	—	4,579,178

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
International Index Fund					$15,110	$—	$—	$15,110
Common Stocks (a)	$—	$267,810,168	$0	$267,810,168
Preferred Stocks (a)	—	1,657,437	—	1,657,437
Short-term Investments	95,283	—	—	95,283
Balanced Fund					—	—	—	—
Registered Investment Companies	80,718,738	—	—	80,718,738
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	111,603,235	—	111,603,235
Government Agency Securities	—	1,535,174	—	1,535,174
U.S. Treasury Obligations	—	57,539,425	—	57,539,425
Short-term Investments	1,966,785	—	—	1,966,785
Money Market Fund					—	—	—	—
Short-term Investments	1,671,637	34,844,506	—	36,516,143

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

On December 31, 2011, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were valued at last traded price, because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. On December 31, 2012, substantially all of the common stocks and preferred stocks in these Funds were fair valued using the independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2012 at $39,720,063 were transferred from Level 1 to Level 2 in the International Equity Fund and $269,467,605 of common stocks and preferred stocks were transferred from Level 1 to Level 2 in the International Index Fund. For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2012 as compared to December 31, 2011.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) on the instrument. For more information, see Note 4 Derivative Instruments.

The Small Cap Index Fund and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2011 or for the year ended December 31, 2012. The remaining Funds did not hold any Level 3 securities as of December 31, 2011, or for the year ended December 31, 2012.

4.	Derivative Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds, other than the Balanced Fund, entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuation in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds engaged in transaction hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward foreign currency contracts between trade date and settlement date on security transactions. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2012, the fair value of derivative instruments, which are also disclosed in the Schedules of Investments, was as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$—		Unrealized loss on forward foreign currency contracts	$239

Total			$—			$239

		Variation Margin;			Variation Margin;
Large Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$—		Analysis of Net Assets - Net Unrealized Depreciation	$1,844	(a)

Total			$—			$1,844

		Variation Margin;			Variation Margin;
Small Cap Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$123,234	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$123,234			$—

		Variation Margin;			Variation Margin;
International Index Fund	Stock Index Futures Contracts	Analysis of Net Assets - Net Unrealized Appreciation	$15,107	(a)	Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$15,107			$—

(a) Represents cumulative unrealized gain (loss) on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2012, the effect of derivative instruments on the Statement of Operations was as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$(9,112)	$—	$(239)
Large Cap Index Fund	Stock Index Futures Contracts	494,222	—	(9,640)	—
Small Cap Index Fund	Stock Index Futures Contracts	634,789	—	121,005	—
International Index Fund	Stock Index Futures Contracts	311,184	—	15,537	—

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2012, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar of Contracts Sold
International Equity Fund	—	$—	4	$142,681	6	$122,212
Large Cap Index Fund	61	4,244,225	—	—	—	—
Small Cap Index Fund	53	4,308,084	—	—	—	—
International Index Fund	45	2,387,491	—	—	—	—

5.	Income Taxes and Distributions to Shareholders

As of December 31, 2012, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2012, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2012, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$36,974,756	$6,557,701	$(1,322,554)	$5,235,147
Small/Mid Cap Equity Fund	41,001,968	6,214,209	(1,294,216)	4,919,993
International Equity Fund	35,884,828	6,460,533	(1,666,722)	4,793,811
Large Cap Index Fund	459,118,657	139,784,095	(111,846,055)	27,938,040
Small Cap Index Fund	219,139,653	60,647,102	(42,322,126)	18,324,976
International Index Fund	257,248,158	78,594,883	(66,280,153)	12,314,730
Balanced Fund	72,051,764	8,666,974	—	8,666,974
Bond Fund	156,888,075	15,766,865	(10,321)	15,756,544
Money Market Fund	36,516,143	—	—	—
The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

After utilizing capital loss carryforwards to offset realized capital gains in 2012, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after December 31, 2012. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the carryforwards will expire as follows:

		Non Expiring		Year of Expiration
	Utilized	Short-term	Long-term	2013	2016	2017	2018	Total
Large Cap Equity Fund	$2,586,783	$—	$—	$—	$4,857,693	$6,789,243	$—	$11,646,936
Small/Mid Cap Equity Fund	4,359,929	—	—	—	—	1,034,507	—	1,034,507
International Equity Fund	—	—	216,953	—	4,312,104	3,776,139	924,320	9,229,516
International Index Fund	—	—	1,810,655	—	—	—	—	1,810,655
Bond Fund	210,636	—	—	—	—	834,643	—	834,643
Money Market Fund	—	—	—	1,102	—	—	—	1,102

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore any losses incurred prior to 2011 may be more likely to expire unused.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2012, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$247,196	$—	$5,235,147	$(11,646,936)	$(6,164,593)
Small/Mid Cap Equity Fund	376,657	—	4,919,993	(1,151,738)	4,144,912
International Equity Fund	715,443	—	4,793,973	(9,229,516)	(3,720,100)
Large Cap Index Fund	10,003,169	12,964,200	27,938,040	—	50,905,409
Small Cap Index Fund	287,609	1,473,964	18,324,976	—	20,086,549
International Index Fund	407,233	—	12,328,124	(3,797,932)	8,937,425
Balanced Fund	1,834,132	1,103,733	8,666,974	—	11,604,839
Bond Fund	—	—	15,756,544	(834,643)	14,921,901
Money Market Fund	—	—	—	(1,102)	(1,102)

The differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2012 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals and return of capital transactions.

From November 1, 2012 through December 31, 2012, the Small/Mid Cap Equity Fund incurred $117,231 in realized losses and the International Index Fund incurred $1,987,277 in realized losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2013.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

As of December 31, 2012, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$—	$20,162	$—	$(20,162)
International Equity Fund	—	132,054	—	(132,054)
Large Cap Index Fund	—	95,020	—	(95,020)
Small Cap Index Fund	(12,602)	142,378	—	(129,776)
International Index Fund	—	868,718	—	(868,718)
Balanced Fund	—	(8,397)	—	8,397

The tax character of distributions was designated as follows for the years ended December 31, 2012 and December 31, 2011, respectively.

2012	Ordinary Income	Long-term Capital Gain	Total
Large Cap Index Fund	$8,394,353	$10,969,195	$19,363,548
Balanced Fund	1,050,029	185,873	1,235,902

2011	Ordinary Income	Long-term Capital Gain	Total
Large Cap Index Fund	$211,546	$1,784,876	$1,996,422
Balanced Fund	1,949,667	519,086	2,468,753

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended December 31, 2012 and December 31, 2011.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.24% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

As of December 31, 2012, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marisco, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$91,184	$—	$71,605	$—	$—
Small Mid/Cap Equity Fund	—	128,580	129,414	—	—	—
International Equity Fund	—	—	—	—	95,548	110,255
Large Cap Index Fund	118,727	—	—	—	—	—
Small Cap Index Fund	231,787	—	—	—	—	—
International Index Fund	250,683	—	—	—	—	—

Total Sub-Advisory Fees	$601,197	$219,764	$129,414	$71,605	$95,548	$110,255

Expense Reduction Agreements

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the Balanced Fund, SFIMC has agreed to reimburse all expenses incurred by the Fund other than acquired fund fees and expenses. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a rate equal to the current 30-day A1+/P1 Commerical Paper Index. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2012.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

7.	Investment transactions

For the year ended December 31, 2012, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Large Cap Equity Fund	$23,222,522	$22,659,168	$—	$—
Small/Mid Cap Equity Fund	39,640,732	39,450,846	—	—
International Equity Fund	17,599,466	17,227,709	—	—
Large Cap Index Fund	17,097,700	43,974,238	—	—
Small Cap Index Fund	31,070,406	43,112,152	—	—
International Index Fund	7,302,562	6,970,741	—	—
Balanced Fund	2,938,244	5,450,000	—	—
Bond Fund	16,421,658	9,591,712	—	3,703,047

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.49	$7.59	$6.74	$5.59	$9.82

Income from Investment Operations
Net investment income (a)	0.13	0.09	0.06	0.07	0.18
Net gain (loss) on investments (both realized and unrealized)	1.12	(0.10)	0.85	1.15	(4.22)

Total from investment operations	1.25	(0.01)	0.91	1.22	(4.04)

Less Distributions
Net investment income	(0.13)	(0.09)	(0.06)	(0.07)	(0.13)
Net realized gain	—	—	—	—	(0.06)

Total distributions	(0.13)	(0.09)	(0.06)	(0.07)	(0.19)

Net asset value, end of period	$8.61	$7.49	$7.59	$6.74	$5.59

Total Return	16.63%	(0.12)%	13.55%	21.84%	(41.12)%

Net assets, end of period (millions)	$42.2	$36.6	$36.5	$31.5	$25.1

Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.52%	1.19%	0.89%	1.24%	2.30%

Ratios to average net assets absent expense reductions
Expenses	0.75%	0.75%	0.75%	0.78%	0.74%
Net investment income	1.47%	1.14%	0.84%	1.16%	2.26%

Portfolio turnover rate	58%	42%	57%	70%	144%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	103

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.41	$9.64	$7.80	$6.00	$11.28

Income from Investment Operations
Net investment income (a)	0.11	0.02	0.03	0.03	0.01
Net gain (loss) on investments (both realized and unrealized)	1.56	(0.22)	1.83	1.78	(5.14)

Total from investment operations	1.67	(0.20)	1.86	1.81	(5.13)

Less Distributions
Net investment income (b)	(0.02)	(0.03)	(0.02)	(0.01)	—
Net realized gain	—	—	—	—	(0.15)

Total distributions	(0.02)	(0.03)	(0.02)	(0.01)	(0.15)

Net asset value, end of period	$11.06	$9.41	$9.64	$7.80	$6.00

Total Return	17.77%	(2.08)%	23.89%	30.12%	(45.36)%

Net assets, end of period (millions)	$45.9	$39.5	$40.6	$32.4	$24.0

Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.03%	0.25%	0.36%	0.42%	0.10%

Ratios to average net assets absent expense reductions
Expenses	0.96%	0.97%	0.99%	1.02%	0.97%
Net investment income	0.97%	0.18%	0.27%	0.30%	0.03%

Portfolio turnover rate	92%	87%	108%	131%	101%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2008.

104	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.23	$9.75	$8.82	$6.55	$12.84

Income from Investment Operations
Net investment income (a)	0.13	0.12	0.09	0.09	0.21
Net gain (loss) on investments (both realized and unrealized)	1.45	(1.47)	1.01	2.36	(6.26)

Total from investment operations	1.58	(1.35)	1.10	2.45	(6.05)

Less Distributions
Net investment income (b)	(0.05)	(0.17)	(0.17)	(0.18)	—
Net realized gain	—	—	—	—	(0.24)

Total distributions	(0.05)	(0.17)	(0.17)	(0.18)	(0.24)

Net asset value, end of period	$9.76	$8.23	$9.75	$8.82	$6.55

Total Return	19.19%	(13.79)%	12.52%	37.35%	(47.03)%

Net assets, end of period (millions)	$40.6	$34.2	$40.0	$35.2	$25.1

Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.47%	1.28%	1.05%	1.19%	2.08%

Ratios to average net assets absent expense reductions
Expenses	1.21%	1.29%	1.36%	1.53%	1.38%
Net investment income	1.26%	0.99%	0.69%	0.66%	1.70%

Portfolio turnover rate	47%	57%	66%	65%	157%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2008.

See accompanying notes to financial statements.	105

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

			Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.67	$12.50	$11.20	$9.04	$14.83

Income from Investment Operations
Net investment income (a)	0.28	0.23	0.20	0.19	0.25
Net gain (loss) on investments (both realized and unrealized)	1.73	(0.01)	1.45	2.16	(5.76)

Total from investment operations	2.01	0.22	1.65	2.35	(5.51)

Less Distributions
Net investment income (b)	(0.25)	—	(0.21)	(0.19)	(0.25)
Net realized gain	(0.33)	(0.05)	(0.14)	—	(0.03)

Total distributions	(0.58)	(0.05)	(0.35)	(0.19)	(0.28)

Net asset value, end of period	$14.10	$12.67	$12.50	$11.20	$9.04

Total Return	15.72%	1.83%	14.73%	26.07%	(37.14)%

Net assets, end of period (millions)	$487.9	$454.4	$478.6	$445.4	$368.2

Ratios to average net assets
Expenses (c)	0.29%	0.31%	0.32%	0.32%	0.32%
Net investment income	2.02%	1.79%	1.75%	2.02%	2.00%

Portfolio turnover rate	4%	4%	5%	5%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2011.
(c)	The effect of expense reimbursements is less than 0.005%.

106	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.79	$10.82	$8.64	$6.89	$11.57

Income from Investment Operations
Net investment income (a)	0.16	0.08	0.08	0.07	0.10
Net gain (loss) on investments (both realized and unrealized)	1.39	(0.56)	2.18	1.75	(4.09)

Total from investment operations	1.55	(0.48)	2.26	1.82	(3.99)

Less Distributions
Net investment income	(0.14)	(0.08)	(0.08)	(0.06)	(0.09)
Net realized gain	(0.35)	(0.47)	—	(0.01)	(0.60)

Total distributions	(0.49)	(0.55)	(0.08)	(0.07)	(0.69)

Net asset value, end of period	$10.85	$9.79	$10.82	$8.64	$6.89

Total Return	15.90%	(4.53)%	26.12%	26.39%	(34.05)%

Net assets, end of period (millions)	$238.1	$218.7	$244.2	$208.0	$172.1

Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.46%	0.72%	0.83%	0.94%	1.00%

Ratios to average net assets absent expense reductions
Expenses	0.51%	0.51%	0.52%	0.53%	0.51%
Net investment income	1.45%	0.71%	0.81%	0.91%	0.99%

Portfolio turnover rate	14%	14%	13%	22%	20%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	107

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.34	$12.24	$11.67	$9.35	$17.11

Income from Investment Operations
Net investment income (a)	0.31	0.32	0.25	0.24	0.41
Net gain (loss) on investments (both realized and unrealized)	1.55	(1.85)	0.59	2.37	(7.63)

Total from investment operations	1.86	(1.53)	0.84	2.61	(7.22)

Less Distributions
Net investment income	(0.34)	(0.33)	(0.27)	(0.29)	(0.25)
Net realized gain (b)	—	(0.04)	—	—	(0.29)

Total distributions	(0.34)	(0.37)	(0.27)	(0.29)	(0.54)

Net asset value, end of period	$11.86	$10.34	$12.24	$11.67	$9.35

Total Return	18.00%	(12.50)%	7.18%	28.01%	(42.13)%

Net assets, end of period (millions)	$270.4	$236.9	$280.1	$272.9	$220.1

Ratios to average net assets
Expenses	0.68%	0.69%	0.67%	0.71%	0.75%
Net investment income	2.84%	2.73%	2.19%	2.42%	2.95%

Portfolio turnover rate	3%	2%	4%	4%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2012 and 2009.

108	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.41	$12.36	$11.39	$9.76	$13.33

Income from Investment Operations
Net investment income (a)	0.30	0.16	0.30	0.30	0.38
Net gain (loss) on investments (both realized and unrealized)	1.03	0.28	1.00	1.74	(3.48)

Total from investment operations	1.33	0.44	1.30	2.04	(3.10)

Less Distributions
Net investment income	(0.17)	(0.31)	(0.32)	(0.41)	(0.39)
Net realized gain (b)	(0.03)	(0.08)	(0.01)	—	(0.08)

Total distributions	(0.20)	(0.39)	(0.33)	(0.41)	(0.47)

Net asset value, end of period	$13.54	$12.41	$12.36	$11.39	$9.76

Total Return	10.77%	3.72%	11.46%	21.06%	(23.14)%

Net assets, end of period (millions)	$81.2	$78.3	$81.0	$76.7	$68.3

Ratios to average net assets assuming expense reductions
Expenses (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.24%	1.30%	2.51%	2.92%	3.15%

Ratios to average net assets absent expense reductions
Expenses (c)	0.09%	0.09%	0.07%	0.07%	0.07%
Net investment income	2.15%	1.21%	2.44%	2.85%	3.08%

Portfolio turnover rate	4%	2%	8%	3%	7%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.
(c)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

See accompanying notes to financial statements.	109

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.94	$10.61	$10.43	$9.71	$10.08

Income from Investment Operations
Net investment income	0.34	0.36	0.39	0.45	0.46
Net gain (loss) on investments (both realized and unrealized)	0.03	0.33	0.18	0.72	(0.37)

Total from investment operations	0.37	0.69	0.57	1.17	0.09

Less Distributions
Net investment income	(0.34)	(0.36)	(0.39)	(0.45)	(0.46)

Total distributions	(0.34)	(0.36)	(0.39)	(0.45)	(0.46)

Net asset value, end of period	$10.97	$10.94	$10.61	$10.43	$9.71

Total Return	3.45%	6.58%	5.54%	12.25%	0.95%

Net assets, end of period (millions)	$174.4	$175.4	$173.7	$170.4	$166.7

Ratios to average net assets
Expenses	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	3.13%	3.31%	3.70%	4.42%	4.67%

Portfolio turnover rate	8%	15%	18%	7%	6%

110	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income (a)	—	—	—	—	0.02

Total from investment operations	—	—	—	—	0.02

Less Distributions
Net investment income (b)	—	—	—	—	(0.02)

Total distributions	—	—	—	—	(0.02)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.03%	2.08%

Net assets, end of period (millions)	$36.5	$40.0	$42.8	$46.4	$50.9

Ratios to average net assets assuming expense reductions
Expenses (c)	0.10%	0.11%	0.16%	0.28%	0.50%
Net investment income	0.00%	0.00%	0.00%	0.03%	2.06%

Ratios to average net assets absent expense reductions
Expenses	0.59%	0.58%	0.53%	0.55%	0.53%
Net investment income	(0.49)%	(0.47)%	(0.37)%	(0.24)%	2.03%

(a)	Net investment income represents less than $0.01 per share in 2009.
(b)	Distributions from net investment income represent less than $0.01 per share in 2009.
(c)	The expense ratio for 2012, 2011, 2010 and 2009 includes the effect of the voluntary fee waiver from SFIMC described in Note 6 under Fees and Other Transactions with Affiliates.

See accompanying notes to financial statements.	111

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of the

State Farm Variable Product Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, nine funds comprising the State Farm Variable Product Trust (the “Funds”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 26, 2013

Management Information – State Farm Variable Product Trust, December 31, 2012 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University (since 6/2012); DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Corp. (land developer); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) – Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 69	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (65 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR (since 2/2008) – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust, December 31, 2012 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee and Chairperson of the Board	Began service as Trustee in 1997 and as Chairperson of the Board in 2012 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; TRUSTEE and CHAIRPERSON OF THE BOARD – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28

DIRECTOR – McGraw-Hill Corporation (publishing Company); DIRECTOR – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee and President	Began service as Trustee in 2002 and as President in 2012 and serves until successor is elected or appointed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010), TREASURER (before 6/2009), and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE and PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Variable Product Trust, December 31, 2012 (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 49	Senior Vice President and Treasurer	Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.

CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009) and SENIOR VICE PRESIDENT (since 3/2007) - State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT (since 12/2009) - State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 42	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY - TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 49	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 - 4/2010) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT - MUTUAL FUNDS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010), OPERATIONS VICE PRESIDENT - HEALTH (6/2008 - 4/2010) and VICE PRESIDENT - AGENCY (12/2004 - 6/2008) - State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) - State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 53	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY - TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust, State Farm Investment Management Corp.; DIRECTOR – MUTUAL FUNDS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.
Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 49	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT - FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT - FIXED INCOME (6/2011 - 12/2011) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT - FIXED INCOME (3/1998 - 5/2011) - Nationwide Insurance; VICE PRESIDENT (since 12/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Dick Paul One State Farm Plaza Bloomington, IL 61710 Age 53	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT - LIFE/HEALTH/MUTUAL FUNDS (since 1/2012), OPERATIONS VICE PRESIDENT - LIFE/HEALTH (5/2009 - 2/2012), EXECUTIVE ASSISTANT (1/2009 - 5/2009) and ASSISTANT VICE PRESIDENT - MUTUAL FUNDS (8/2005 - 1/2009) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) - State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust and State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

State Farm VP Management Corp
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

StateFarm™

Issued by:

State Farm Life Insurance Company
(Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company
(Licensed in NY and WI)
Home Office, Bloomington, Illinois

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-888-702-2307

statefarm.com®

Not FDIC Insured	• May Lose Value • No Bank Guarantee

231-3571.15-CH

AP2013/02/0800

2-2013
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Billed to registrant for fiscal year ending December 31, 2012: $ 233,745
Billed to registrant for fiscal year ending December 31, 2011: $ 217,996

The audit fees for December 31, 2012 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
Billed to registrant for fiscal year ending December 31, 2012: $ 0
Billed to registrant for fiscal year ending December 31, 2011: $ 0
The nature of the services comprising the fees disclosed under this category: not applicable Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2012: $ 0 Billed for fiscal year ending December 31, 2011: $ 0
The nature of the services comprising the fees disclosed under this category: not applicable
(c)	Tax Fees
Billed to registrant for fiscal year ending December 31, 2012: $ 43,750
Billed to registrant for fiscal year ending December 31, 2011: $ 38,532
The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2012: $ 0
Billed for fiscal year ending December 31, 2011: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees
Billed to registrant for fiscal year ending December 31, 2012: $ 0
Billed to registrant for fiscal year ending December 31, 2011: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2012: $ 20,000
Billed for fiscal year ending December 31, 2011: $ 20,600

The nature of the services comprising the fees disclosed under this category:

The fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)

The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

	a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

	b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

		(1)	Pre-approval of non-audit services for the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

		(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

	c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

		(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

		(2)	financial information systems design and implementation;

		(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

		(4)	actuarial services;

		(5)	internal audit outsourcing services;

		(6)	management functions or human resources;

		(7)	broker or dealer, investment adviser, or investment banking services;

		(8)	legal services and expert services unrelated to the audit; and

		(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2012:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2011:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2012:	not applicable	0%	100%
Fiscal year ending December 31, 2011:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2012:	$43,750
Fiscal year ending December 31, 2011:	$38,532

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2012:	$20,000
Fiscal year ending December 31, 2011:	$20,600

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2012:	$0
Fiscal year ending December 31, 2011:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
President

Date February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
President

Date February 27, 2013

By	/S/ PAUL J. SMITH
Paul J. Smith
Senior Vice President and Treasurer

Date February 27, 2013